UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21349

Name of Fund:  BlackRock Limited Duration Income Trust (BLW)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Limited Duration Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a)

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) and BlackRock Limited Duration Income Trust’s (BLW) (each, a “Fund” and collectively, the “Funds”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2020

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
DSU	$0.325001	$—	$—	$0.030499	$0.355500	91%	—%	—%	9%	100%
FRA	0.331737	—	—	0.062263	0.394000	84	—	—	16	100
BLW	0.458511	—	—	0.031989	0.490500	93	—	—	7	100

(a)

Each Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for each Fund, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Funds, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors/Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, DSU will distribute a fixed amount of $0.0711 per share on a monthly basis, FRA will distribute a fixed amount of $0.0788 per share on a monthly basis and BLW will distribute a fixed amount of $0.0981 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Fund Summary as of June 30, 2020	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($9.33)(a)	9.14%
Current Monthly Distribution per Common Share(b)	$0.0711
Current Annualized Distribution per Common Share(b)	$0.8532
Leverage as of June 30, 2020(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$9.33	$11.20	(16.70)%	$11.50	$5.92
Net Asset Value	10.83	12.25	(11.59)	12.35	8.46

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock Debt Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year		3 Years	5 Years
Fund at NAV(a)(b)	(8.23)%	(3.34)%		2.49%	4.43%
Fund at Market Price(a)(b)	(13.53)	(5.98)		0.55	4.47
Reference Benchmark(c)	(4.22)	(1.00)		2.70	3.85
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	(3.83)	(0.00	)(f)	3.32	4.79
S&P/LSTA Leveraged Loan Index(e)	(4.61)	(1.99)		2.07	2.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)	Amount is greater than (0.005)%.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed-End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The bank loan and high yield corporate bond markets dropped sharply in March as coronavirus concerns and an oil price war weighed heavily on each asset class. While these asset classes recovered a substantial portion of their losses in the second quarter of 2020 on the back of policy support for credit markets, they nonetheless finished the six months in notably negative territory.

By sector, the Fund’s allocations to the energy, technology and aerospace & defense were the largest detractors. By credit rating, BB, B and CCC-rated credits detracted from performance as the entire credit market was down during the period. From an asset allocation perspective, the strategy’s allocations to bank loans, high yield corporate bonds, equities and collateralized loan obligations all detracted from performance.

Given the severe market dislocation during the period, only the Fund’s allocation to investment grade corporate bonds contributed to performance on an absolute basis.

Describe recent portfolio activity.

From an asset allocation perspective, the Fund increased its allocation to investment grade corporate bonds during the period on the back of supportive technical factors including Fed bond purchases and robust new issuance, along with attractive relative value. The investment adviser’s credit rating view has remained relatively consistent over the past several quarters, with a focus on issuers rate BB and B while avoiding the higher beta, stressed CCC area of the market. The investment adviser has tactically managed sector-level exposures, though arguably the Fund’s single-name positioning remains more important to portfolio composition. The Fund slightly increased its allocation to sectors more sensitive to the coronavirus by participating in new issues within the gaming and airline sectors.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the balance invested mostly in high yield and investment grade corporate bonds. From a credit rating perspective, the Fund’s core positioning remained between issues rated BB and B, with a higher allocation to B-rated names at period end. The Fund also held a smaller CCC-rated allocation. The largest sector exposures included technology, where the Fund was largely focused on enterprise software companies, along with health care, pharmaceutical and cable & satellite companies. The investment adviser maintained a low exposure to the more consumer cyclical sectors (retailers and leisure in particular) and energy on the view that these market segments continue to face significant headwinds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Debt Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Floating Rate Loan Interests	82%		81%
Corporate Bonds	14		15
Investment Companies	3		3
Preferred Securities	1		1
Other	—	(a)	—	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests, Short-Term Securities and Warrants.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.

CREDIT QUALITY ALLOCATION (c)(d)

	06/30/20	12/31/19
BBB/Baa	9%	7%
BB/Ba	21	27
B	63	59
CCC/Caa	5	3
N/R	2	4

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Options Purchased.

FUND SUMMARY	7

Fund Summary as of June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($11.18)(a)	8.46%
Current Monthly Distribution per Common Share(b)	$0.0788
Current Annualized Distribution per Common Share(b)	$0.9456
Leverage as of June 30, 2020(c)	29%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$11.18	$13.44	(16.82)%	$13.66	$6.72
Net Asset Value	12.97	14.55	(10.86)	14.66	10.16

Market Price and Net Asset Value History For the Past Five Years

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	(7.67)%	(3.48)%	1.74%	3.19%
Fund at Market Price(a)(b)	(13.84)	(6.03)	(1.24)	2.41
S&P/LSTA Leveraged Loan Index(c)	(4.61)	(1.99)	2.07	2.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The bank loan market dropped sharply in March as coronavirus concerns and an oil price war weighed heavily on the asset class. While loans recovered a substantial portion of their losses in the second quarter of 2020 on the back of policy support for credit markets, they nonetheless finished the six months in notably negative territory.

By sector, the Fund’s allocations to the technology, aerospace & defense and health care sectors were the largest detractors. By credit rating, BB, B, and CCC-rated loans detracted from performance as the entire credit market was down during the period. From an asset allocation perspective, the strategy’s allocations to bank loans, high yield corporate bonds, equities and collateralized loan obligations all detracted from performance.

Given the severe market dislocation during the period, only the Fund’s allocation to investment grade corporate bonds contributed to performance on an absolute basis.

Describe recent portfolio activity.

From an asset allocation perspective, the Trust increased its allocation to high yield and investment grade corporate bonds during the period on the back of supportive technical factors including Fed bond purchases and robust new issuance, along with attractive relative value. The investment adviser’s credit rating views have remained relatively consistent over the past several quarters, with a focus on B1 issues while avoiding the higher beta, stressed CCC area of the loan market. The investment adviser has tactically managed sector-level exposures, though arguably the Fund’s single-name positioning remains more important to portfolio composition. The Fund slightly increased its allocation to sectors more sensitive to the coronavirus by participating in new issues within the gaming and airline sectors. The investment adviser is an active user of liquid products within the loan market and tactically shifted these exposures throughout the period.

Describe portfolio positioning at period end

The Fund remained predominately invested in bank loans, with the balance invested mostly in high yield and investment grade corporate bonds. By credit rating, B-rated loans were the Fund’s largest position. The Fund had very little exposure to the stressed, higher beta B3 and CCC-rated cohort of the market. Within the single B rating, the Fund similarly was focused on the higher quality portion. Also reflecting a focus on relative quality, the Fund had a clear preference for loans with spreads in the 200-300 basis point range over the London Inter-bank Offered Rate reference rate as opposed to positions offering spreads in the 400 basis point or higher range.

The largest sector exposures included technology, where the investment adviser has largely focused on enterprise software companies, along with health care, pharmaceutical and cable & satellite companies. The Fund maintained low exposures to the more consumer cyclical sectors (retailers and leisure in particular) and energy as the investment adviser believes these market segments continue to face significant headwinds. Additionally, the Fund had a bias toward larger loan tranches and loan/bond capital structures relative to the loan-only segment. From a vintage year perspective, the investment adviser had a more cautious stance on transactions initiated since 2017, given the arguably more aggressive lending standards and weaker protections for loan holders seen in recent years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of June 30, 2020 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Floating Rate Loan Interests	91%		94%
Investment Companies	5		5
Corporate Bonds	4		1
Other	—	(a)(b)	—	(a)(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks and Other Interests.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	06/30/20		12/31/19
A	—	%(a)	—%
BBB/Baa	9		8
BB/Ba	20		27
B	64		58
CCC/Caa	4		2
N/R	3		5

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities and Options Purchased.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($13.93)(a)	8.45%
Current Monthly Distribution per Common Share(b)	$0.0981
Current Annualized Distribution per Common Share(b)	$1.1772
Leverage as of June 30, 2020(c)	33%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 14.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$13.93	$16.39	(15.01)%	$16.70	$9.52
Net Asset Value	15.65	17.05	(8.21)	17.22	12.19

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	11

Fund Summary as of June 30, 2020 (continued)	BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year		3 Years	5 Years
Fund at NAV(a)(b)	(4.90)%	(0.18)%		4.16%	5.56%
Fund at Market Price(a)(b)	(11.94)	0.11		2.59	5.95
Reference Benchmark(c)	(1.76)	0.95		2.98	3.51
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	(3.83)	(0.00	)(g)	3.32	4.79
S&P/LSTA Leveraged Loan Index(e)	(4.61)	(1.99)		2.07	2.89
BATS S Benchmark(f)	2.85	4.46		3.34	2.68

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

(g)	Amount is greater than (0.005)%.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Fund’s performance over the period came from allocations to U.S. Treasuries, corporate credit and 30-year pass-through mortgage-backed securities (“MBS”), as well as non-agency adjustable-rate MBS and collateralized mortgage obligations.

The largest detractors from the Fund’s performance were exposures to high yield corporate credit, bank loans, commercial mortgage-backed securities (“CMBS”), equities, municipal bonds and asset-backed securities (“ABS”).

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to corporate credit and emerging markets. In addition, the Fund significantly trimmed exposure to U.S. Treasuries and increased its short position in municipal bonds.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield credit, investment grade corporate credit, emerging market debt, CMBS and ABS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Corporate Bonds	51%		48%
Floating Rate Loan Interests	29		31
Capital Trusts	5		6
U.S. Government Sponsored Agency Securities	4		4
Asset-Backed Securities	3		3
Foreign Agency Obligations	3		2
U.S. Treasury Obligations	2		2
Non-Agency Mortgage-Backed Securities	1		1
Preferred Stocks	1		1
Investment Companies	1		2
Short Term Securities	—	(a)	—	(a)
Other	—	(a)(b)	—	(a)(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests and Trust Preferred.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Options Purchased, Trust Preferred and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	06/30/20		12/31/19
AAA/Aaa	9%		1%
AA/Aa	—	(a)	3
A	4		7
BBB/Baa	15		15
BB/Ba	31		35
B	32		34
CCC/Caa	6		4
N/R	3		1

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities, Options Purchased and Options Written.

FUND SUMMARY	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(a)(b)		1,075,282,733	$10,753

Energy Equipment & Services — 0.0%
McDermott International, Inc.(b)		12,276	884
Pioneer Energy Services Corp.(a)(b)		809	31,416

			32,300

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		10,718	11

Media — 0.0%
Adelphia Communications Corp., Class A(a)(b)(c)		400,000	4
Adelphia Recovery Trust(b)		396,568	198

			202

Metals & Mining — 0.1%
Ameriforge Group, Inc.		1,664	41,600
Preferred Proppants LLC(a)		14,576	58,304

			99,904

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,707	13,076

Software — 0.0%
Avaya Holdings Corp.(b)		40	494

Total Common Stocks — 0.1% (Cost — $12,508,362)			156,740

		Par (000)

Corporate Bonds — 21.2%

Aerospace & Defense — 0.6%
Bombardier, Inc.(d):
8.75%, 12/01/21	USD	13	10,563
6.13%, 01/15/23		664	456,699
7.50%, 12/01/24		58	37,990
7.50%, 03/15/25		14	9,136
7.88%, 04/15/27		32	20,960
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(d)(e)		23	16,330
Howmet Aerospace, Inc., 5.13%, 10/01/24		22	22,789
Signature Aviation US Holdings, Inc.(d):
5.38%, 05/01/26		42	42,029
4.00%, 03/01/28		196	177,135
TransDigm, Inc.(d):
8.00%, 12/15/25		656	689,450
6.25%, 03/15/26		1,173	1,170,091
Wolverine Escrow LLC, 9.00%, 11/15/26(d)		501	360,720

			3,013,892

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.25%, 05/01/25(d)		35	36,663

Airlines — 0.8%
American Airlines, Inc., 11.75%, 07/15/25(d)		2,133	2,020,356
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(d)(f)		2,158	2,163,395

			4,183,751

Auto Components — 0.4%
Allison Transmission, Inc.(d):
5.00%, 10/01/24		23	22,942
5.88%, 06/01/29		145	150,800
Clarios Global LP, 6.75%, 05/15/25(d)		621	645,840

Security		Par (000)	Value

Auto Components (continued)
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(d)	USD	122	$125,812
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	105,479
General Motors Co., 6.80%, 10/01/27	USD	296	344,917
Goodyear Tire & Rubber Co., 9.50%, 05/31/25		65	69,550
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/25(d)		15	15,339
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75%, 09/15/24		153	143,851
6.38%, 12/15/25		3	2,970
5.25%, 05/15/27		138	133,170
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05(a)(b)(c)		5,125	1
Tesla, Inc., 5.30%, 08/15/25(d)		130	130,000
Venture Holdings Co. LLC, 12.00%, 06/01/09(a)(b)(c)(g)		5,150	1

			1,890,672

Automobiles — 0.4%
Ford Motor Co.:
8.50%, 04/21/23		169	178,717
4.35%, 12/08/26		9	8,395
4.75%, 01/15/43		176	138,653
5.29%, 12/08/46		78	64,139
Ford Motor Credit Co. LLC:
3.81%, 01/09/24		200	192,060
4.06%, 11/01/24		200	191,006
5.13%, 06/16/25		423	423,169
General Motors Co.:
6.13%, 10/01/25		623	700,055
5.00%, 10/01/28		19	20,211
Rolls-Royce PLC, 0.88%, 05/09/24	EUR	100	101,505
Winnebago Industries, Inc., 6.25%, 07/15/28(d)(f)	USD	32	32,000

			2,049,910

Banks — 0.0%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	109,921
Banco Espirito Santo SA(b)(c)(g):
2.63%, 05/08/17		100	17,976
4.75%, 01/15/21		200	35,952
4.00%, 01/21/21		100	17,976

			181,825

Banks: Diversified — 0.0%
Encompass Health Corp.:
4.50%, 02/01/28	USD	14	13,428
4.75%, 02/01/30		19	18,145

			31,573

Beverage: Soft Drinks — 0.0%
Energizer Holdings, Inc., 4.75%, 06/15/28(d)(f)		65	63,763

Beverages — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(d):
5.25%, 04/30/25		244	250,098
5.25%, 08/15/27		208	204,335

			454,433

Building Products — 0.1%
Griffon Corp., 5.75%, 03/01/28(d)		28	27,650
Jeld-Wen, Inc.(d):
4.63%, 12/15/25		21	20,160
4.88%, 12/15/27		2	1,920

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
Masonite International Corp., 5.38%, 02/01/28(d)	USD	198	$202,455
Standard Industries, Inc.(d):
6.00%, 10/15/25		238	244,966
5.00%, 02/15/27		44	44,550
4.38%, 07/15/30		154	153,615

			695,316

Cable Television Services — 0.0%
ViaSat, Inc., 6.50%, 07/15/28(d)		102	102,021

Capital Markets — 0.0%
LABL Escrow Issuer LLC, 6.75%, 07/15/26(d)		116	120,676
NFP Corp., 7.00%, 05/15/25(d)		31	32,550

			153,226

Chemicals — 0.6%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(d)(e)		400	399,000
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		636	629,640
Blue Cube Spinco LLC:
9.75%, 10/15/23		133	136,990
10.00%, 10/15/25		283	295,028
Element Solutions, Inc., 5.88%, 12/01/25(d)		49	49,475
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		134	133,665
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(d)		140	145,950
Minerals Technologies, Inc., 5.00%, 07/01/28(d)		55	55,825
PQ Corp., 5.75%, 12/15/25(d)		307	309,302
Valvoline, Inc., 4.25%, 02/15/30(d)		128	126,080
WESCO Distribution, Inc.(d):
7.13%, 06/15/25		217	228,529
7.25%, 06/15/28		198	209,385
WR Grace & Co-Conn, 4.88%, 06/15/27(d)		92	93,199

			2,812,068

Commercial Services & Supplies — 0.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(d)		72	75,870
United Rentals North America, Inc., 5.88%, 09/15/26		46	48,208

			124,078

Communications Equipment — 0.1%
CommScope Technologies LLC, 6.00%, 06/15/25(d)		110	106,227
CommScope, Inc.(d):
5.50%, 06/15/24		13	13,238
6.00%, 03/01/26		32	32,800
ViaSat, Inc., 5.63%, 04/15/27(d)		258	264,128

			416,393

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		314	282,600
SRS Distribution, Inc., 8.25%, 07/01/26(d)		403	409,045

			691,645

Construction Materials — 0.5%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(d)		1,209	1,174,870
Core & Main LP, 6.13%, 08/15/25(d)		797	794,330
HD Supply, Inc., 5.38%, 10/15/26(d)		219	223,654
Williams Scotsman International, Inc., 6.88%, 08/15/23(d)		531	545,050

			2,737,904

Security		Par (000)	Value

Consumer Discretionary — 0.1%
Carnival Corp., 11.50%, 04/01/23(d)	USD	25	$27,125
RELX Capital, Inc., 3.00%, 05/22/30		25	26,945
Royal Caribbean Cruises Ltd.(d):
10.88%, 06/01/23		45	46,240
9.13%, 06/15/23		54	53,527
11.50%, 06/01/25		95	99,128

			252,965

Consumer Finance — 0.6%
Global Payments, Inc., 2.90%, 05/15/30		64	67,159
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(d)(e)		434	417,725
Navient Corp.:
7.25%, 09/25/23		5	4,887
6.13%, 03/25/24		96	91,200
5.88%, 10/25/24		77	72,332
5.00%, 03/15/27		2	1,680
OneMain Finance Corp.:
8.88%, 06/01/25		27	28,864
6.63%, 01/15/28		8	7,920
5.38%, 11/15/29		14	13,090
PayPal Holdings, Inc., 1.65%, 06/01/25		257	265,673
Refinitiv US Holdings, Inc.(d):
4.50%, 05/15/26	EUR	855	999,903
6.25%, 05/15/26	USD	15	15,900
Verscend Escrow Corp., 9.75%, 08/15/26(d)		851	914,272

			2,900,605

Containers & Packaging — 0.4%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(d)(e)		441	436,314
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, 08/15/26(d)		200	196,770
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(d)		223	223,627
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	110,264
8.50%, 08/15/27(d)	USD	814	869,962

			1,836,937

County/City/Special District/School District — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(d)		71	71,798
William Carter Co., 5.50%, 05/15/25(d)		23	23,719

			95,517

Diversified Consumer Services — 0.1%
APX Group, Inc., 7.88%, 12/01/22		163	162,185
Ascend Learning LLC, 6.88%, 08/01/25(d)		340	341,959
Brink’s Co., 5.50%, 07/15/25(d)		36	36,667

			540,811

Diversified Financial Services — 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(d)		797	836,850
Ally Financial, Inc., 3.05%, 06/05/23		1,225	1,239,721
Altice France Holding SA:
8.00%, 05/15/27	EUR	100	118,402
10.50%, 05/15/27(d)	USD	539	593,735
6.00%, 02/15/28(d)		272	256,871
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	113,606
Citigroup, Inc., Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(h)(i)	USD	410	364,387
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)		200	153,440

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
General Motors Financial Co., Inc.:
2.75%, 06/20/25	USD	574	$566,943
5.65%, 01/17/29		21	23,632
Level 3 Financing, Inc., 4.25%, 07/01/28(d)		264	263,696
Murphy Oil USA, Inc., 4.75%, 09/15/29		119	121,678
Picasso Finance Sub, Inc., 6.13%, 06/15/25(d)		159	162,578
Spectrum Brands, Inc., 5.50%, 07/15/30(d)		50	50,063
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)		211	213,638
WMG Acquisition Corp., 3.88%, 07/15/30(d)		65	65,653

			5,144,893

Diversified Telecommunication Services — 0.4%
CenturyLink, Inc.: 5.13%, 12/15/26(d)		638	636,405
Series P, 7.60%, 09/15/39		177	190,496
Frontier Communications Corp., 8.00%, 04/01/27(d)		39	39,552
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(d)		30	31,200
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(e)		20	16,675
SoftBank Group Corp., 4.00%, 09/19/29	EUR	100	110,103
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	58	65,395
6.00%, 09/30/34		134	145,658
7.20%, 07/18/36		14	16,660
7.72%, 06/04/38		51	64,170
Telecom Italia SpA, 5.30%, 05/30/24(d)		314	327,681
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(d)		131	128,380

			1,772,375

Electric Utilities — 0.0%
PG&E Corp., 5.25%, 07/01/30		118	118,673

Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/25		133	133,166
Energizer Holdings, Inc., 6.38%, 07/15/26(d)		55	56,868

			190,034

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(d):
6.88%, 04/01/27		107	100,794
6.25%, 04/01/28		29	26,390
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(d)		280	275,100
Pioneer Energy Services Corp.(d)(e):
(11% Cash), 11.00%, 05/15/25		332	265,203
(5.00% PIK), 5.00%, 11/15/25(j)		226	122,141
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		331	319,829
6.88%, 09/01/27		254	243,840

			1,353,297

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(d)		380	298,300
Waste Pro USA, Inc., 5.50%, 02/15/26(d)		71	67,769

			366,069

Equity Real Estate Investment Trusts (REITs) — 0.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		128	108,160
Diversified Healthcare Trust, 9.75%, 06/15/25		70	75,162

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25	USD	162	$176,159
5.38%, 04/15/26		80	87,407
Hilton Domestic Operating Co., Inc.(d):
5.38%, 05/01/25		127	127,000
5.75%, 05/01/28		163	164,630
Iron Mountain, Inc.(d):
5.25%, 07/15/30		134	131,990
5.63%, 07/15/32		163	162,658
Marriott International, Inc., Series EE, 5.75%, 05/01/25		393	426,938
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
4.50%, 09/01/26		139	137,652
4.50%, 01/15/28		420	399,000
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		329	330,645
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(d)		500	445,000
Service Properties Trust:
4.50%, 06/15/23		15	14,361
4.35%, 10/01/24		12	10,816
7.50%, 09/15/25		108	113,782
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(d)		356	347,100

			3,258,460

Food & Staples Retailing — 0.1%
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(d)		99	104,891
Post Holdings, Inc., 4.63%, 04/15/30(d)		146	142,905

			247,796

Food Products — 0.6%
Aramark Services, Inc., 6.38%, 05/01/25(d)		99	102,230
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)		261	251,865
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(d)		118	124,416
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d):
6.50%, 04/15/29		311	330,049
5.50%, 01/15/30		37	37,925
Kraft Heinz Foods Co.:
3.88%, 05/15/27(d)		16	16,720
4.25%, 03/01/31(d)		411	435,781
5.00%, 07/15/35		100	110,028
6.88%, 01/26/39		164	202,742
4.63%, 10/01/39(d)		88	88,366
6.50%, 02/09/40		125	150,457
5.20%, 07/15/45		101	109,531
4.38%, 06/01/46		217	213,331
4.88%, 10/01/49(d)		208	211,810
5.50%, 06/01/50(d)		406	432,779
Simmons Foods, Inc., 7.75%, 01/15/24(d)		174	181,517

			2,999,547

Gas Utilities — 0.0%
Ferrellgas LP/Ferrellgas Finance Corp., 10.00%, 04/15/25(d)		44	47,410

Health Care Equipment & Supplies — 0.2%
Avantor, Inc.(d):
6.00%, 10/01/24		626	654,170
9.00%, 10/01/25		192	206,400
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30		45	47,309

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(d):
7.38%, 06/01/25	USD	189	$192,307
7.25%, 02/01/28		72	73,187

			1,173,373

Health Care Providers & Services — 1.0%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(d)		66	66,165
AHP Health Partners, Inc., 9.75%, 07/15/26(d)		200	205,500
Centene Corp.:
5.38%, 08/15/26(d)		117	121,705
4.25%, 12/15/27		285	294,094
3.38%, 02/15/30		145	146,408
CHS/Community Health Systems, Inc.(d):
8.63%, 01/15/24		354	346,170
6.63%, 02/15/25		205	192,700
8.00%, 03/15/26		441	416,833
Encompass Health Corp., 5.75%, 11/01/24		69	69,000
HCA, Inc., 3.50%, 09/01/30		528	508,555
LifePoint Health, Inc.(d):
6.75%, 04/15/25		116	119,770
4.38%, 02/15/27		135	127,575
MEDNAX, Inc., 6.25%, 01/15/27(d)		50	50,000
Molina Healthcare, Inc., 4.38%, 06/15/28(d)		83	82,896
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		388	360,840
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(d)(e)		302	265,327
Surgery Center Holdings, Inc.(d):
6.75%, 07/01/25		145	130,863
10.00%, 04/15/27		220	220,000
Team Health Holdings, Inc., 6.38%, 02/01/25(d)		103	59,740
Teleflex, Inc., 4.25%, 06/01/28(d)		130	133,250
Tenet Healthcare Corp.(d):
7.50%, 04/01/25		110	117,013
4.88%, 01/01/26		582	566,722
5.13%, 11/01/27		385	379,879
4.63%, 06/15/28		46	44,813

			5,025,818

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		229	226,137

Hotels, Restaurants & Leisure — 1.1%
1011778 BC ULC/New Red Finance, Inc.(d):
5.75%, 04/15/25		225	236,250
4.38%, 01/15/28		218	213,681
Boyd Gaming Corp.:
8.63%, 06/01/25(d)		48	50,160
6.38%, 04/01/26		15	14,250
Boyne USA, Inc., 7.25%, 05/01/25(d)		19	19,903
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(d)		292	293,460
Colt Merger Sub, Inc.(d)(f):
5.75%, 07/01/25		617	620,517
6.25%, 07/01/25		530	526,687
8.13%, 07/01/27		282	272,483
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29		25	27,052
Golden Nugget, Inc., 6.75%, 10/15/24(d)		476	342,125
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		484	476,740
IRB Holding Corp., 7.00%, 06/15/25(d)		284	292,719

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp.:
3.50%, 08/18/26	USD	31	$30,912
3.90%, 08/08/29		28	27,622
Lions Gate Capital Holdings LLC(d):
6.38%, 02/01/24		26	25,350
5.88%, 11/01/24		21	20,055
MGM Resorts International, 5.75%, 06/15/25		73	72,180
Sabre GLBL, Inc.(d):
5.25%, 11/15/23		10	9,200
9.25%, 04/15/25		287	302,426
Scientific Games International, Inc.(d):
8.63%, 07/01/25(f)		65	60,756
8.25%, 03/15/26		483	433,191
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(d)		505	522,044
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100	128,843
Vail Resorts, Inc., 6.25%, 05/15/25(d)	USD	89	93,116
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(d)		103	92,056
Yum! Brands, Inc.:
7.75%, 04/01/25(d)		296	319,310
4.75%, 01/15/30(d)		182	184,730
5.35%, 11/01/43		14	13,440

			5,721,258

Household Durables — 0.1%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 4.88%, 02/15/30(d)		237	198,037
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(d)(f)		75	77,978
Lennar Corp.:
4.75%, 05/30/25		25	26,688
5.25%, 06/01/26		143	154,440
Mattamy Group Corp., 4.63%, 03/01/30(d)		102	97,920
Newell Brands, Inc., 4.88%, 06/01/25		46	48,175
PulteGroup, Inc.:
5.00%, 01/15/27		44	47,080
7.88%, 06/15/32		23	29,389
Tempur Sealy International, Inc., 5.50%, 06/15/26		2	2,020
TRI Pointe Group, Inc., 5.70%, 06/15/28		18	18,270

			699,997

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.:
5.75%, 01/15/25		31	31,304
5.25%, 06/01/26(d)		100	100,971
4.50%, 02/15/28(d)		5	4,875
5.13%, 03/15/28(d)		679	665,420
Clearway Energy Operating LLC, 4.75%, 03/15/28(d)		46	46,917
TerraForm Power Operating LLC, 4.75%, 01/15/30(d)		125	126,875

			976,362

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 4.13%, 06/30/28(d)		81	80,797
Vertical US Newco, Inc., 5.25%, 07/15/27(d)(f)		200	200,000

			280,797

Insurance — 0.2%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(d)		657	654,779
HUB International Ltd., 7.00%, 05/01/26(d)		467	466,019
Willis North America, Inc., 2.95%, 09/15/29		10	10,586

			1,131,384

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services — 0.3%
Match Group, Inc., 4.13%, 08/01/30(d)	USD	160	$156,650
Netflix, Inc.:
4.88%, 04/15/28		213	227,754
5.88%, 11/15/28		36	40,995
3.63%, 06/15/30	EUR	100	115,440
4.88%, 06/15/30(d)	USD	248	265,980
Twitter, Inc., 3.88%, 12/15/27(d)		88	88,009
Uber Technologies, Inc.(d):
7.50%, 11/01/23		145	146,450
7.50%, 05/15/25		230	231,725
8.00%, 11/01/26		33	33,577
7.50%, 09/15/27		70	70,175

			1,376,755

Internet & Direct Marketing Retail — 0.1%
Booking Holdings, Inc., 4.10%, 04/13/25		271	304,165
Expedia Group, Inc., 6.25%, 05/01/25(d)		275	292,950

			597,115

Internet Software & Services — 0.0%
Match Group Inc/old, 4.63%, 06/01/28(d)		60	60,525

IT Services — 0.5%
Banff Merger Sub, Inc., 9.75%, 09/01/26(d)		460	462,875
Camelot Finance SA, 4.50%, 11/01/26(d)		287	287,000
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,448,287
Gartner, Inc., 4.50%, 07/01/28(d)		110	111,287
Leidos, Inc., 4.38%, 05/15/30(d)		105	118,277
WEX, Inc., 4.75%, 02/01/23(d)		8	7,943
Xerox Corp., 4.80%, 03/01/35		181	168,744

			2,604,413

Leisure Products — 0.0%
Mattel, Inc.:
5.88%, 12/15/27(d)		34	35,020
6.20%, 10/01/40		23	19,895
5.45%, 11/01/41		97	80,479

			135,394

Machinery — 0.2%
Clark Equipment Co., 5.88%, 06/01/25(d)		284	290,390
Colfax Corp., 6.38%, 02/15/26(d)		161	168,245
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	103,751
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)	USD	205	206,025
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		126	119,227

			887,638

Media — 2.1%
Altice France SA(d):
7.38%, 05/01/26		391	407,735
8.13%, 02/01/27		334	365,312
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
5.13%, 05/01/27		309	319,691
5.00%, 02/01/28		34	35,105
5.38%, 06/01/29		144	151,920
4.50%, 08/15/30		484	493,680
4.50%, 05/01/32		554	560,925
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		363	336,719
5.13%, 08/15/27(d)		626	600,960
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(d)		1,488	1,409,880
CSC Holdings LLC:
5.25%, 06/01/24		344	362,060
4.13%, 12/01/30(d)		200	198,250

Security		Par (000)	Value

Media (continued)
DISH DBS Corp.:
5.88%, 07/15/22	USD	689	$700,575
7.75%, 07/01/26		181	191,860
Dolya Holdco 18 DAC, 5.00%, 07/15/28(d)		242	238,902
Hughes Satellite Systems Corp., 5.25%, 08/01/26		20	20,684
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(d)		155	157,198
Lamar Media Corp.(d):
4.88%, 01/15/29		24	24,120
4.00%, 02/15/30		90	86,148
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(d)		200	204,000
Live Nation Entertainment, Inc., 6.50%, 05/15/27(d)		318	327,540
Radiate Holdco LLC/Radiate Finance, Inc.(d):
6.88%, 02/15/23		95	96,188
6.63%, 02/15/25		148	147,291
SES SA, (5 year EUR Swap + 5.40%), 5.63%(h)(i)	EUR	100	115,149
Sirius XM Radio, Inc.(d):
5.50%, 07/01/29	USD	124	130,525
4.13%, 07/01/30		144	142,410
Univision Communications, Inc.(d):
5.13%, 02/15/25		107	100,781
6.63%, 06/01/27		421	402,055
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(d)		200	200,250
Zayo Group Holdings Inc.(d):
4.00%, 03/01/27		1,226	1,166,613
6.13%, 03/01/28		450	437,625
Ziggo Bond Co. BV, 5.13%, 02/28/30(d)		200	198,440
Ziggo BV(d):
5.50%, 01/15/27		169	171,123
4.88%, 01/15/30		200	201,084

			10,702,798

Metals & Mining — 0.7%
Arconic Corp.(d):
6.00%, 05/15/25		212	219,155
6.13%, 02/15/28		106	105,974
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)		23	21,965
Constellium SE(d):
6.63%, 03/01/25		300	303,381
5.88%, 02/15/26		321	321,857
Freeport-McMoRan, Inc.:
4.25%, 03/01/30		267	258,990
5.45%, 03/15/43		1,229	1,204,420
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		96	95,520
Kaiser Aluminum Corp., 4.63%, 03/01/28(d)		100	95,632
New Gold, Inc., 7.50%, 07/15/27(d)		99	102,137
Novelis Corp.(d):
5.88%, 09/30/26		51	50,936
4.75%, 01/30/30		589	562,495
thyssenkrupp AG, 2.88%, 02/22/24	EUR	64	69,173
United States Steel Corp., 12.00%, 06/01/25(d)	USD	156	159,900

			3,571,535

Multiline Retail — 0.1%
Macy’s, Inc., 8.38%, 06/15/25(d)		202	201,089
Nordstrom, Inc., 8.75%, 05/15/25(d)		75	80,711

			281,800

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 2.6%
Apache Corp.:
5.25%, 02/01/42	USD	10	$8,161
4.75%, 04/15/43		103	82,924
4.25%, 01/15/44		134	101,884
5.35%, 07/01/49		23	18,353
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		391	333,327
Buckeye Partners LP:
4.13%, 03/01/25(d)		5	4,796
3.95%, 12/01/26		34	32,038
4.50%, 03/01/28(d)		61	57,035
Callon Petroleum Co.:
6.25%, 04/15/23		170	64,391
6.13%, 10/01/24		9	3,377
8.25%, 07/15/25		281	98,350
Series WI, 6.38%, 07/01/26		65	21,450
Cenovus Energy, Inc.:
3.00%, 08/15/22		26	25,284
3.80%, 09/15/23		15	14,105
5.40%, 06/15/47		10	8,585
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		116	127,469
Cheniere Energy Partners LP:
5.63%, 10/01/26		151	150,245
Series WI, 5.25%, 10/01/25		12	11,960
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(d)(e)(f)(j)		123	124,193
CITGO Petroleum Corp., 7.00%, 06/15/25(d)		90	90,112
Comstock Resources, Inc.:
7.50%, 05/15/25(d)		278	251,937
9.75%, 08/15/26		82	76,470
Continental Resources, Inc., 4.90%, 06/01/44		124	98,735
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(d)		356	296,794
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		677	606,761
CVR Energy, Inc.(d):
5.25%, 02/15/25		164	150,880
5.75%, 02/15/28		54	47,250
DCP Midstream Operating LP:
5.38%, 07/15/25		22	21,835
5.63%, 07/15/27		65	65,406
5.13%, 05/15/29		118	113,207
6.45%, 11/03/36(d)		250	225,000
6.75%, 09/15/37(d)		226	202,788
Diamondback Energy, Inc.:
4.75%, 05/31/25		60	64,202
3.50%, 12/01/29		497	481,379
eG Global Finance PLC, 6.25%, 10/30/25	EUR	142	154,751
Endeavor Energy Resources LP/EER Finance, Inc.(d):
6.63%, 07/15/25	USD	66	66,516
5.50%, 01/30/26		410	392,575
5.75%, 01/30/28		338	324,480
EnLink Midstream Partners LP:
4.40%, 04/01/24		136	112,948
4.85%, 07/15/26		39	28,872
5.60%, 04/01/44		249	151,890
5.05%, 04/01/45		20	12,456
EQM Midstream Partners LP:
6.00%, 07/01/25(d)		103	104,331
4.13%, 12/01/26		17	15,587
6.50%, 07/01/27(d)		115	117,785

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.:
3.90%, 10/01/27	USD	120	$97,475
7.00%, 02/01/30		33	33,991
Extraction Oil & Gas, Inc.(b)(c)(d):
7.38%, 05/15/24		383	73,727
5.63%, 02/01/26		133	25,603
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)		21	19,530
Matador Resources Co., 5.88%, 09/15/26		489	361,860
MEG Energy Corp.(d):
7.00%, 03/31/24		166	142,345
6.50%, 01/15/25		316	294,866
7.13%, 02/01/27		107	88,944
Murphy Oil Corp., 5.75%, 08/15/25		55	49,225
Nabors Industries Ltd., 7.25%, 01/15/26(d)		103	63,345
Neptune Energy Bondco PLC, 6.63%, 05/15/25(d)		200	174,000
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		186	227,012
NuStar Logistics LP, 6.00%, 06/01/26		124	120,280
Occidental Petroleum Corp.:
4.85%, 03/15/21		8	7,940
2.60%, 08/13/21		37	36,160
2.70%, 08/15/22		138	128,471
2.90%, 08/15/24		60	51,269
3.20%, 08/15/26		10	8,125
3.00%, 02/15/27		7	5,426
3.50%, 08/15/29		15	10,974
4.30%, 08/15/39		174	120,010
6.20%, 03/15/40		274	229,475
4.50%, 07/15/44		72	49,680
4.63%, 06/15/45		190	133,000
6.60%, 03/15/46		7	6,093
4.40%, 04/15/46		120	83,702
4.10%, 02/15/47		17	11,454
4.20%, 03/15/48		75	50,790
4.40%, 08/15/49		35	24,150
Series 1, 4.10%, 02/01/21		25	25,100
Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27(d)		477	469,845
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(d)		212	226,310
PDC Energy, Inc.:
6.25%, 12/01/25		29	24,433
6.13%, 09/15/24		187	173,910
5.75%, 05/15/26		16	14,560
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29		23	22,408
QEP Resources, Inc.:
5.38%, 10/01/22		675	513,000
5.25%, 05/01/23		165	108,900
5.63%, 03/01/26		86	54,610
Range Resources Corp.:
5.88%, 07/01/22		69	63,480
5.00%, 08/15/22		199	181,090
5.00%, 03/15/23		363	312,180
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(d)		281	311,967
SM Energy Co., 10.00%, 01/15/25(d)		475	450,955
Southwestern Energy Co.:
4.10%, 03/15/22		158	150,827
6.20%, 01/23/25		54	46,237
7.50%, 04/01/26		63	55,144
Sunoco Logistics Partners Operations LP:
4.00%, 10/01/27		35	35,855
5.30%, 04/01/44		115	110,141

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp., :
5.50%, 02/15/26	USD	8	$7,760
5.88%, 03/15/28		151	149,892
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(d)		9	8,128
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		75	72,187
5.38%, 02/01/27		17	16,405
5.50%, 03/01/30(d)		255	246,233
Transocean, Inc.:
8.38%, 12/15/21		99	69,300
8.00%, 02/01/27(d)		218	120,309
Viper Energy Partners LP, 5.38%, 11/01/27(d)		88	86,321
Western Midstream Operating LP:
4.00%, 07/01/22		36	35,885
4.65%, 07/01/26		176	168,573
4.75%, 08/15/28		95	90,962
5.30%, 03/01/48		54	43,808
5.50%, 08/15/48		6	4,860
5.25%, 02/01/50		99	85,665
WPX Energy, Inc.:
8.25%, 08/01/23		261	289,710
5.75%, 06/01/26		28	27,160
5.25%, 10/15/27		78	72,867
5.88%, 06/15/28		66	63,423
4.50%, 01/15/30		93	81,840

			13,384,036

Oil: Crude Producers — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(d)		287	280,651

Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	7,022

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(d)		57	58,568

Pharmaceuticals — 0.5%
Bausch Health Americas, Inc., 8.50%, 01/31/27(d)		173	183,596
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	140	155,489
6.13%, 04/15/25(d)	USD	3	3,043
9.00%, 12/15/25(d)		382	411,494
7.00%, 01/15/28(d)		185	190,550
6.25%, 02/15/29(d)		168	168,840
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(d)		134	139,110
Charles River Laboratories International, Inc., 4.25%, 05/01/28(d)		110	109,944
Elanco Animal Health, Inc., 5.65%, 08/28/28		69	76,507
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(d):
9.50%, 07/31/27		102	107,885
6.00%, 06/30/28		91	58,695
Jaguar Holding Co. II/PPD Development LP(d):
4.63%, 06/15/25		172	175,044
5.00%, 06/15/28		161	164,824
MEDNAX, Inc., 5.25%, 12/01/23(d)		122	121,390
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)		229	235,000
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23	EUR	100	114,597
West Street Merger Sub, Inc., 6.38%, 09/01/25(d)	USD	114	110,295

			2,526,303

Security		Par (000)	Value

Producer Durables: Miscellaneous — 0.1%
Boxer Parent Co., Inc.(d):
7.13%, 10/02/25	USD	124	$130,014
9.13%, 03/01/26		191	197,685
Open Text Corp., 3.88%, 02/15/28(d)		287	276,326
Open Text Holdings, Inc., 4.13%, 02/15/30(d)		87	85,478

			689,503

Professional Services — 0.2%
ASGN, Inc., 4.63%, 05/15/28(d)		89	86,919
Dun & Bradstreet Corp.(d):
6.88%, 08/15/26		192	202,380
10.25%, 02/15/27		386	428,460

			717,759

Real Estate Management & Development — 0.4%
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	121,900
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(d)	USD	1,609	1,677,382
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)		24	24,125
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(d)		171	171,034
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	48	59,841

			2,054,282

Road & Rail — 0.1%
Herc Holdings, Inc., 5.50%, 07/15/27(d)	USD	253	253,544
United Rentals North America, Inc.:
5.50%, 05/15/27		74	76,220
5.25%, 01/15/30		2	2,065
4.00%, 07/15/30		61	59,001

			390,830

Semiconductors & Semiconductor Equipment — 1.0%
Broadcom, Inc.(d):
4.70%, 04/15/25		910	1,025,365
3.15%, 11/15/25		639	680,102
4.15%, 11/15/30		225	244,503
4.30%, 11/15/32		350	384,013
Microchip Technology, Inc.(d):
2.67%, 09/01/23		1,638	1,685,964
4.25%, 09/01/25		680	684,327
Qorvo, Inc., 4.38%, 10/15/29(d)		76	77,830
Seagate HDD Cayman, 4.13%, 01/15/31(d)		30	31,523

			4,813,627

Software — 0.6%
CDK Global, Inc., 5.25%, 05/15/29(d)		105	109,034
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(d)		287	298,480
MSCI, Inc.(d):
4.00%, 11/15/29		58	59,160
3.88%, 02/15/31		229	233,580
PTC, Inc.(d):
3.63%, 02/15/25		88	87,340
4.00%, 02/15/28		80	79,210
RP Crown Parent LLC, 7.38%, 10/15/24(d)		602	600,495
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		1,315	1,338,012
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(d)		190	194,750

			3,000,061

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail — 0.2%
Asbury Automotive Group, Inc.(d):
4.50%, 03/01/28	USD	61	$59,170
4.75%, 03/01/30		59	57,525
AutoNation, Inc., 4.75%, 06/01/30		153	165,786
Gap, Inc., 8.88%, 05/15/27(d)		105	112,342
IAA, Inc., 5.50%, 06/15/27(d)		159	164,027
L Brands, Inc.(d):
6.88%, 07/01/25		120	123,900
9.38%, 07/01/25		3	3,004
PetSmart, Inc., 7.13%, 03/15/23(d)		185	182,388

			868,142

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 5.85%, 07/15/25(d)		134	153,993
NCR Corp.(d):
5.75%, 09/01/27		92	92,000
6.13%, 09/01/29		88	87,780
Western Digital Corp., 4.75%, 02/15/26		236	243,894

			577,667

Textiles, Apparel & Luxury Goods — 0.0%
Levi Strauss & Co., 5.00%, 05/01/25		40	40,150
Wolverine World Wide, Inc., 6.38%, 05/15/25(d)		24	25,140

			65,290

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(d)		58	55,100

Utilities — 0.0%
Vistra Operations Co. LLC, 5.63%, 02/15/27(d)		99	101,609

Wireless Telecommunication Services — 0.3%
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		341	338,528
SBA Communications Corp., 3.88%, 02/15/27(d)		650	647,563
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		36	34,020
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/26(d)		693	663,547

			1,683,658

Total Corporate Bonds — 21.2% (Cost — $118,432,163)			107,491,729

Floating Rate Loan Interests(k) — 117.9%

Aerospace & Defense — 2.6%
Bleriot US Bidco, Inc.:
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		112	107,358
Term Loan B, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		716	687,094
Dynasty Acquisition Co., Inc.:
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		2,967	2,525,993
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		5,519	4,698,347
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 5.89%, 04/09/26(a)		782	594,396
TransDigm, Inc.:
2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25		4,239	3,802,644
2020 Term Loan G, (1 mo. LIBOR + 2.25%), 2.43%, 08/22/24		823	742,414

			13,158,246

Security		Par (000)		Value

Air Freight & Logistics — 0.6%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26	USD	3,653		$2,919,084

Airlines — 1.2%
American Airlines, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 01/29/27		455		341,930
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/23		2,278		1,812,657
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.18%, 04/28/23		1,588		1,250,203
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/12/24		687		671,543
Mileage Plus Holdings LLC, 2020 Term Loan B, 06/25/27(l)		2,112		2,095,273

				6,171,606

Auto Components — 2.6%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		2,721		2,594,321
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		5,636		5,354,477
USI, Inc.:
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.31%, 05/16/24		4,416		4,181,774
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.31%, 12/02/26		252		243,974
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.07%, 02/05/26		1,082		1,025,287

				13,399,833

Banks — 0.7%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		3,805		3,638,131

Building Materials — 0.4%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 07/10/26		2,096		2,032,979

Building Products — 1.2%
CPG International, Inc., 2017 Term Loan, 05/05/24(l)		1,327		1,312,086
LSF10 XL Bidco SCA, EUR Term Loan B3, (EURIBOR + 4.00%), 4.00%, 10/12/26	EUR	1,000		1,046,574
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23	USD	3,771		3,628,427

				5,987,087

Capital Markets — 1.4%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 04/09/27(l)		3,499		3,393,708
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 12/27/22		—	(m)	266
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 04/12/24(a)		570		536,168
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		1,317		1,242,044
Travelport Finance (Luxembourg) Sarl, :
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 9.31%, 05/28/27		1,370		389,080
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.07%, 05/29/26		2,721		1,779,770

				7,341,036

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals — 4.3%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24	USD	2,752	$2,643,624
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		2,974	2,911,612
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 2.06%, 06/01/24		386	369,111
Charter NEX US, Inc.: 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 05/16/24		2,580	2,463,970
Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		713	680,097
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/03/25		747	703,202
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1,357	1,253,005
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(a)		1,276	1,218,607
Illuminate Buyer LLC, Term Loan, 06/16/27(l)		2,003	1,970,208
Invictus US LLC.:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.78%, 03/28/25		682	628,611
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		390	308,751
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.81%, 03/01/26		3,311	3,149,858
Minerals Technologies Inc., 2017 Term Loan B, 02/14/24(a)(l)		454	440,729
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		921	859,704
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 3.69%, 10/14/24		2,418	2,218,521
Starfruit Finco BV, 2018 USD Term Loan B, 10/01/25(l)		183	170,813

			21,990,423

Commercial Services & Supplies — 3.9%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		1,811	1,787,552
Asurion LLC,:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.68%, 08/04/25		1,839	1,825,208
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/23		1,886	1,821,497
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/24		930	896,128
Creative Artists Agency LLC.:
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/27/26		746	703,976
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		1,737	1,638,566
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		1,678	1,538,150
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		479	440,082

Security		Par (000)	Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25	USD	538	$522,110
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		524	379,710
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		723	684,023
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		1,672	1,604,398
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25		2,926	2,821,449
West Corp.:
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		2,131	1,810,116
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/24		1,411	1,177,759

			19,650,724

Communications Equipment — 0.2%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		1,118	1,086,782

Construction & Engineering — 1.0%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.45%, 06/21/24		2,499	2,280,224
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		526	498,676
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		2,284	2,153,681

			4,932,581

Construction Materials — 2.1%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/27		1,615	1,537,173
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		4,830	4,589,767
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/29/25(a)		2,503	2,377,424
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(l)		2,149	2,084,488

			10,588,852

Containers & Packaging — 2.3%
Berry Global, Inc.,:
2019 Term Loan Y, (1 mo. LIBOR + 2.00%), 2.18%, 07/01/26		1,800	1,716,522
Term Loan W, (1 mo. LIBOR + 2.00%), 2.18%, 10/01/22		5,590	5,434,647
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24		2,265	2,028,463
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.43%, 12/29/23		2,040	1,945,214
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 07/31/26		554	533,194

			11,658,040

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors — 0.5%
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 4.58%, 08/28/24	USD	3,287	$2,455,344

Diversified Consumer Services — 3.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		642	628,890
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		1,201	1,140,429
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		3,088	2,876,899
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 1.75%), 2.50%, 11/07/23		1,776	1,718,966
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 07/12/25		3,027	2,702,856
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/24		1,121	1,077,734
Serta Simmons Bedding, LLC,:
2020 Super Priority First Out Term Loan, 08/10/23(l)		422	413,886
2020 Super Priority Second Out Term Loan, (2 mo. LIBOR + 7.50%), 8.50%, 08/10/23		865	720,527
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 03/19/26		2,027	1,961,184
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 07/13/23		2,438	2,315,668

			15,557,039

Diversified Financial Services — 3.1%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 5.18%, 07/31/26		1,617	1,492,782
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 04/04/24		5,028	4,849,878
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.43%, 11/18/24		875	841,127
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 5.07%, 02/07/25		1,411	1,321,967
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,349	1,148,063
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 3.27%, 01/23/25(a)		1,743	1,534,022
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.56%, 07/30/25(a)		560	518,246
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/28/27		2,465	2,372,392
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.68%, 04/30/28		1,876	1,766,179

			15,844,656

Diversified Telecommunication Services — 1.8%
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		1,657	1,582,766
Iridium Satellite LLC, Term Loan, 11/04/26(l)		1,554	1,522,120
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		1,676	1,582,366

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24	USD	1,791	$1,711,879
Northwest Fiber LLC, Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 05/21/27(a)		846	837,540
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR—GBP + 3.25%), 3.34%, 01/15/27	GBP	1,400	1,668,612

			8,905,283

Electric Utilities — 0.5%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25	USD	2,645	2,595,406
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)(b)(c)		2,375	—

			2,595,406

Energy Equipment & Services — 1.2%
Gates Global LLC, 2017 Repriced Term Loan B, 04/01/24(l)		4,300	4,131,671
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		1,776	1,726,046

			5,857,717

Equity Real Estate Investment Trusts (REITs) — 1.3%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 08/09/26(a)		839	776,099
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 08/21/25		1,917	1,801,402
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 12/20/24		4,219	3,923,537

			6,501,038

Food & Staples Retailing — 1.2%
Hearthside Food Solutions LLC,:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 05/23/25		1,036	987,007
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.87%, 05/23/25		1,409	1,336,483
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		180	175,050
US Foods, Inc.,:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 06/27/23		3,025	2,836,781
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.07%, 09/13/26		751	697,221

			6,032,542

Food Products — 3.6%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 10/01/25		1,116	1,080,082
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.68%, 10/10/26		203	199,782
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23		3,550	3,406,270
Froneri International Ltd.,:
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.93%, 01/31/28		259	245,402
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 01/29/27		5,513	5,171,911
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.01%, 08/03/25		1,221	1,175,902

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
JBS USA LUX SA, 2019 Term Loan B, (2 mo. LIBOR + 2.00%), 3.07%, 05/01/26	USD	601	$572,453
Pathway Vet Alliance LLC,(l):
2020 Delayed Draw Term Loan, 03/31/27		39	37,914
2020 Term Loan, 03/31/27		481	466,504
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/23		6,244	5,949,549

			18,305,769

Health Care Equipment & Supplies — 1.5%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21		3,144	3,018,366
Ortho-Clinical Diagnostics SA,:
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		3,872	3,612,998
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	998	1,047,846

			7,679,210

Health Care Providers & Services — 3.1%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25	USD	830	797,063
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 06/07/23		2,189	2,105,725
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		1,120	1,087,800
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/06/25		519	461,489
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		2,046	1,334,953
EyeCare Partners LLC,:
2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 8.56%, 02/18/28		1,460	1,241,000
2020 Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 02/05/27		1,607	1,442,353
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		2,698	2,607,376
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/06/26		2,660	2,579,846
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		222	210,334
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22		1,177	964,950
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24		930	708,343

			15,541,232

Health Care Services — 0.8%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/24/26(a)		2,424	2,345,223
WP CityMD Bidco LLC, 2019 Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.15%, 08/13/26		1,901	1,869,384

			4,214,607

Security		Par (000)	Value

Health Care Technology — 0.8%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24	USD	3,444	$3,301,219
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 10/10/25		540	514,196
Quintiles IMS, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 2.50%, 03/07/24		279	270,126

			4,085,541

Hotels, Restaurants & Leisure — 5.5%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 11/19/26		3,282	3,104,483
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		498	431,012
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		889	880,110
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 2.86%, 10/19/24		1,085	1,028,201
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.36%, 09/15/23		1,096	1,027,791
Caesars Resort Collection LLC.:
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 12/23/24		3,738	3,314,209
2020 Term Loan, 06/19/25(l)		3,289	3,085,510
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 08/08/21		592	572,787
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 11/30/23		907	857,326
Golden Nugget LLC, 2017 Incremental Term Loan B, 10/04/23(l)		1,628	1,286,210
Golden Nugget, Inc., 2020 Initial Term Loan, 10/04/23(a)(l)		201	201,219
IRB Holding Corp, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		2,227	2,051,001
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 04/03/25		876	837,892
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		687	576,153
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		1,685	1,680,516
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 3.48%, 08/14/24		1,150	1,014,163
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		1,228	1,219,395
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.50%, 02/08/27		2,001	1,815,784
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 07/31/26		2,771	2,647,698

			27,631,460

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/25		672	646,207
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		1,067	1,024,148

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.43%, 04/05/26	USD	1,932	$1,860,553

			3,530,908

Industrial Conglomerates — 2.1%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21		1,454	1,323,008
Vertical US Newco Inc, USD Term Loan B, 07/01/27(a)(l)		1,712	1,686,320
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 03/02/27		7,996	7,536,192

			10,545,520

Insurance — 3.7%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 05/09/25		2,453	2,319,572
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 05/09/25		1,196	1,137,708
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		3,259	3,160,469
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27		605	593,373
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		1,566	1,494,516
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.02%, 04/25/25		2,291	2,174,269
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		1,427	1,399,920
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26		2,088	1,999,357
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		1,169	1,131,978
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		3,416	3,217,314

			18,628,476

Interactive Media & Services — 1.2%
Ancestry.com Operations, Inc.
2019 Extended Term Loan B, (1 mo. LIBOR + 4.25%), 5.25%, 08/27/26		920	870,875
Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/23(a)		3,768	3,598,636
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		335	318,371
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		1,348	1,279,758

			6,067,640

IT Services — 4.2%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 10/30/26		3,555	3,437,389
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 06/01/22		2,988	2,920,710
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 11/27/24		1,023	986,712
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 7.59%, 08/01/25		1,121	478,757

Security		Par (000)	Value

IT Services (continued)
Greeneden US Holdings II LLC, 2018 Term Loan B, 12/01/23(l)	USD	3,608	$3,465,618
GreenSky Holdings LLC, 2020 Term Loan B2, (3 mo. LIBOR + 4.50%), 5.50%, 03/29/25(a)		1,386	1,344,420
Presidio, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.27%, 01/22/27		789	759,162
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		2,852	2,470,358
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 11/16/26		3,347	3,194,900
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/26		2,228	2,129,441

			21,187,467

Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		786	585,346

Life Sciences Tools & Services — 1.9%
Albany Molecular Research, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/30/25		75	71,288
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 4.68%, 02/04/27		2,482	2,426,775
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		7,093	6,913,760

			9,411,823

Machinery — 1.7%
Ingersoll-Rand Global Holding Co. Ltd., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		2,645	2,511,461
Terex Corp., 2019 Term Loan B1, (3 mo. LIBOR + 2.75%), 3.50%, 01/31/24(a)		384	376,455
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		6,062	5,529,416

			8,417,332

Media — 14.1%
Altice Financing SA,(l):
2017 Term Loan B, 07/15/25		663	625,931
USD 2017 1st Lien Term Loan, 01/31/26		1,768	1,664,890
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		2,846	2,730,326
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.93%, 04/30/25		3,608	3,470,436
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		5,641	5,099,833
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		10,491	9,842,283
CSC Holdings LLC.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 07/17/25		591	557,831
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		1,986	1,879,904
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		455	368,769
Gray Television, Inc., 2018 Term Loan C, (1 mo. LIBOR + 2.50%), 2.67%, 01/02/26		1,461	1,411,333

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23	USD	455	$451,874
2020 DIP Term Loan, 07/14/21(l)		80	81,092
Learfield Communications LLC, 2016 1st Lien Term Loan, 12/01/23(l)		3,879	2,887,574
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.19%, 10/15/26		1,488	1,473,120
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.43%, 03/24/25		1,569	1,479,654
Live Nation Entertainment, Inc., Term Loan B4, 10/17/26(l)		2,012	1,843,136
MH Sub I LLC:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.57%, 09/13/24		3,623	3,479,780
2020 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.06%, 09/13/24		719	692,037
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 08/15/26(a)		842	804,091
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 2.92%, 09/18/26		1,720	1,632,013
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 03/03/25		4,429	3,166,833
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24		2,270	2,162,345
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		2,618	2,491,077
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(a)		4,338	4,175,446
UFC Holdings LLC, 2019 Term Loan, 04/29/26(l)		650	619,961
Virgin Media Bristol LLC, USD Term Loan N, 01/31/28(l)		2,578	2,456,412
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/18/25		3,172	2,576,336
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/09/27		11,701	11,079,856

			71,204,173

Metals & Mining — 0.9%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.86%, 07/31/25		2,061	1,885,454
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 03/08/24		3,672	2,816,472

			4,701,926

Multiline Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		909	825,178
Neiman Marcus Group Ltd LLC,:
2020 DIP Term Loan, (1 mo. LIBOR + 12.75%), 13.87%, 10/07/20		79	80,355
2020 Exit Term Loan, 05/08/25(a)(l)		115	115,987
Cash Pay Extended Term Loan, (PRIME + 5.00%), 8.25%, 10/25/23		392	99,231

			1,120,751

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc.,:
2018 1st Lien Term Loan, (PRIME + 4.00%), 7.25%, 05/09/25		1,961	672,760

Security		Par (000)	Value

Oil & Gas Equipment & Services (continued)
2020 SP DIP Roll Up Term Loan, 10/21/20(l)	USD	853	$845,160

			1,517,920

Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., Second Out Term Loan, (3 mo. LIBOR + 10.37%, 1.00% Floor), 11.38%, 12/31/21		2,002	90,087
Chesapeake Energy Corp., 2019 Last Out Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 06/24/24		465	266,971
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 12/13/25		1,756	1,674,440
EG Group Ltd., 2018 Term Loan B, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		723	677,540

			2,709,038

Personal Products — 0.8%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 10/01/26(l)		4,287	4,095,676

Pharmaceuticals — 3.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		2,293	2,089,585
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		2,341	2,309,686
Elanco Animal Health Incorporated, Term Loan B, 02/04/27(l)		1,079	1,026,959
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		1,895	1,820,978
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		3,799	3,747,747
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.19%, 06/02/25		6,605	6,409,436

			17,404,391

Professional Services — 1.5%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 02/09/26		1,011	919,326
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 02/06/26		4,546	4,420,603
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.81%, 08/04/25		1,418	1,025,894
STG-Fairway Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 4.57%, 01/31/27		1,454	1,351,609

			7,717,432

Real Estate Management & Development — 0.4%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 04/18/24		2,247	2,038,195

Road & Rail — 1.3%
Lineage Logistics Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/27/25		4,424	4,276,476
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 09/29/25		874	847,047
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (PRIME + 2.50%), 4.50%, 06/13/23		1,553	1,356,021

			6,479,544

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Semiconductors & Semiconductor Equipment — 0.0%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/29/25	USD	27		$26,454
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 09/19/26		—	(m)	30

				26,484

Software — 19.2%
Applied Systems, Inc.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/19/24		3,589		3,482,606
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		764		760,426
BMC Software Finance, Inc., 2017 Term Loan, 10/02/25(l)		2,326		2,194,781
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/29/27		3,168		2,883,231
Cornerstone OnDemand, Inc., Term Loan B, (2 mo. LIBOR + 4.25%), 5.35%, 04/22/27		1,061		1,043,101
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,353		1,304,900
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 4.25%, 05/28/24		339		283,377
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/30/23		1,084		863,458
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 04/17/26		3,050		2,947,922
Financial & Risk US Holdings, Inc.,:
2018 EUR Term Loan, (EURIBOR + 3.25%), 3.25%, 10/01/25	EUR	956		1,050,909
2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25	USD	6,523		6,364,331
Informatica LLC:
2020 USD 2nd Lien Term Loan, 7.13%, 02/25/25		1,502		1,500,122
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		7,862		7,508,559
Kronos, Inc.,:
2017 Term Loan B, 11/01/23(l)		6,746		6,731,414
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		2,743		2,741,735
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 09/30/24		3,487		3,387,387
Mitchell International, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24		2,506		2,332,233
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 12/01/25		887		784,700
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25		593		569,380
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23		3,168		3,069,337
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 08/01/25		3,348		3,205,749
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/24		3,798		3,676,197
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 03/03/23		2,317		2,231,726
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22		4,694		4,576,820

Security		Par (000)	Value

Software (continued)
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25	USD	406	$387,515
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		578	551,939
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		1,757	1,673,227
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24		5,256	4,980,157
Tibco Software Inc.:
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 03/03/28		3,674	3,519,996
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(a)		5,178	4,880,365
Ultimate Software Group, Inc.(l):
2020 2nd Lien Incremental Term Loan, 05/03/27		1,767	1,793,505
2020 Incremental Term Loan B, 05/04/26		5,439	5,365,084
Term Loan B, 05/04/26(l)		5,184	5,013,615
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25		3,939	3,705,090

			97,364,894

Specialty Retail — 2.2%
Belron Finance US LLC,:
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.26%, 10/30/26		1,157	1,113,790
Term Loan B, (3 mo. LIBOR + 2.50%), 2.93%, 11/13/25		2,018	1,945,103
USD Term Loan B, (3 mo. LIBOR + 2.50%), 2.97%, 11/07/24		1,450	1,397,383
Pathway Vet ParentCo LP:
1st Lien Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		264	238,670
1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		1,507	1,360,285
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/18/21		1,410	1,266,859
PetSmart, Inc., Term Loan B2, 03/11/22(l)		2,934	2,891,455
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,151	1,054,145

			11,267,690

Technology Hardware, Storage & Peripherals — 0.6%
Electronics for Imaging, Inc., Term Loan, 07/23/26(a)(l)		1,620	1,263,750
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 1.92%, 04/29/23		2,085	2,024,020

			3,287,770

Thrifts & Mortgage Finance — 0.5%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 05/23/25(l)		2,953	2,734,711

Trading Companies & Distributors — 0.7%
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 10/17/23		3,767	3,635,075

Utilities — 0.5%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/28/24		2,474	2,393,514

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services — 2.7%
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(e)	USD	197	$173,473
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/11/25		3,387	3,253,011
T-Mobile USA, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 04/01/27		7,195	7,179,459
Xplornet Communications, Inc., 2020 Term Loan B, 05/29/27(l)		3,372	3,211,830

			13,817,773

Total Floating Rate Loan Interests — 117.9% (Cost — $634,801,470)			597,653,717

		Shares

Investment Companies — 3.6%

Equity Fund — 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF		4,875	254,378

Fixed Income Funds — 3.5%
Invesco Senior Loan ETF		60,000	1,281,000
iShares iBoxx $ High Yield Corporate Bond ETF(p)		142,000	11,590,040
iShares iBoxx $ Investment Grade Corporate Bond ETF(p)		39,000	5,245,500

			18,116,540

Total Investment Companies — 3.6% (Cost — $18,486,648)			18,370,918

		Beneficial Interest (000)

Other Interests(n) — 0.0%

IT Services — 0.0%
Millennium Corp.(a)(b)		1,156	—
Millennium Lender Claims(a)(b)		1,084	—

Total Other Interests — 0.0% (Cost — $—)			—

		Par (000)

Preferred Securities—1.3%

Capital Trusts — 1.2%

Banks — 0.3%
Banco de Sabadell SA, 6.50%(h)(i)	EUR	200	183,602
Banco Santander SA, 4.38%(h)(i)		200	202,776
Bankia SA, 6.38%(h)(i)		200	212,026
CaixaBank SA, 6.75%(h)(i)		200	224,700
Wells Fargo & Co., Series U, 5.88%(h)(i)	USD	775	805,512

			1,628,616

Diversified Financial Services — 0.9%
Bank of America Corp.,(h)(i):
Series AA, 6.10%		657	693,135
Series DD, 6.30%		55	61,035
Series X, 6.25%		350	362,274
Series Z, 6.50%		232	249,321
BNP Paribas SA, 4.50%(d)(h)(i)		200	175,250
HBOS Capital Funding LP, 6.85%(i)		200	202,180
HSBC Holdings PLC, 6.00%(h)(i)		600	596,250

Security		Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.,(h)(i):
Series 1, 4.23%	USD	52	$47,336
Series FF, 5.00%		865	827,372
Series HH, 4.60%		374	333,795
Series V, 3.62%		780	688,350
Royal Bank of Scotland Group PLC, 8.63%(h)(i)		246	255,779

			4,492,077

Total Capital Trusts — 1.2%			6,120,693

		Shares

Preferred Stock — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(i)		13,550	344,170

Total Preferred Stock — 0.1%			344,170

Total Preferred Securities — 1.3% (Cost — $6,744,032)			6,464,863

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		5,283	—

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(b)		11,411	42,677

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)		1	—

Total Warrants — 0.0% (Cost — $48,949)			42,677

Total Long-Term Investments — 144.1% (Cost — $791,021,624)			730,180,644

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(o)(p)		1,975,816	1,975,816

Total Short-Term Securities — 0.4% (Cost — $1,975,816)			1,975,816

Total Investments — 144.5% (Cost — $792,997,440)			732,156,460

Liabilities in Excess of Other Assets — (44.5)%			(225,332,824)

Net Assets — 100.0%			$506,823,636

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	When-issued security.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

(j)	Convertible security.
(k)	Variable rate security. Rate shown is the rate in effect as of period end.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	Amount is less than 500.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)	Annualized 7-day yield as of period end.
(p)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,975,816	(b)	—	1,975,816	$1,975,816	$8,435	$—	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	155,500		(13,500)	142,000	11,590,040	72,002	(5,935)	(100,280)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	39,000		—	39,000	5,245,500	22,159	—	188,124

						$18,811,356	$102,596	$(5,935)	$87,844

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,296,000	USD	2,573,816	Goldman Sachs International	07/06/20	$5,949
EUR	2,709,000	USD	3,036,789	Goldman Sachs International	07/06/20	7,019
GBP	76,000	USD	93,504	Barclays Bank PLC	07/06/20	669
GBP	1,500,000	USD	1,846,021	State Street Bank and Trust Co.	07/06/20	12,672
USD	125,177	GBP	99,000	Goldman Sachs International	07/06/20	2,504

						28,813

EUR	1,755,000	USD	1,988,446	Morgan Stanley & Co. International PLC	07/06/20	(16,543)
GBP	203,000	USD	256,223	Morgan Stanley & Co. International PLC	07/06/20	(4,680)
USD	110,269	EUR	100,000	Bank of America N.A.	07/06/20	(2,090)
USD	97,938	EUR	88,000	Morgan Stanley & Co. International PLC	07/06/20	(938)
USD	7,162,331	EUR	6,438,000	Morgan Stanley & Co. International PLC	07/06/20	(71,348)
USD	2,579,037	EUR	2,317,000	UBS AG	07/06/20	(24,324)
USD	467,616	GBP	380,000	BNP Paribas S.A.	07/06/20	(3,253)
USD	1,850,774	GBP	1,504,000	BNP Paribas S.A.	07/06/20	(12,876)
USD	2,575,478	EUR	2,296,000	Goldman Sachs International	08/05/20	(5,981)
USD	3,038,750	EUR	2,709,000	Goldman Sachs International	08/05/20	(7,057)
USD	93,520	GBP	76,000	Barclays Bank PLC	08/05/20	(672)
USD	1,846,353	GBP	1,500,000	State Street Bank and Trust Co.	08/05/20	(12,707)

						$(162,469)

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice Finco SA	5.00%	Quarterly	BNP Paribas S.A.	12/20/24	EUR	30	$(2,130)	$(3,610)	$1,480
SES SA	1.00	Quarterly	Barclays Bank PLC	06/20/25	EUR	30	401	791	(390)

							$(1,729)	$(2,819)	$1,090

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America N.A.	06/20/23	B	EUR	9	$(1,406)	$(908)	$(498)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	6	(880)	(466)	(414)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	9	(1,378)	(814)	(564)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	4	(551)	(305)	(246)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	5	(827)	(457)	(370)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	9	(1,379)	(815)	(564)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	10	(1,520)	(639)	(881)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	NR	USD	170	(11,169)	(9,295)	(1,874)
Tesco PLC	1.00	Quarterly	Citibank N.A.	12/20/23	BBB-	EUR	50	874	(529)	1,403
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	10	(1,941)	(120)	(1,821)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	20	(3,882)	—	(3,882)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR	USD	185	(21,181)	(25,119)	3,938

								$(45,240)	$(39,467)	$(5,773)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$791	$(43,077)	$6,821	$(11,504)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$28,813	$—	$—	$28,813
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,612	—	—	—	—	7,612

	$—	$7,612	$—	$28,813	$—	$—	$36,425

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$162,469	$—	$—	$162,469
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	54,581	—	—	—	—	54,581

	$—	$54,581	$—	$162,469	$—	$—	$217,050

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(4,436)	$—	$—	$—	$(4,436)
Forward foreign currency exchange contracts	—	—	—	68,925	—	—	68,925
Options purchased(a)	—	—	(105,819)	—	—	—	(105,819)
Swaps	—	(598,438)	—	—	—	—	(598,438)

	$—	$(598,438)	$(110,255)	$68,925	$—	$—	$(639,768)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$228	$—	$—	$—	$228
Forward foreign currency exchange contracts	—	—	—	66,031	—	—	66,031
Options purchased(a)	—	—	(75,874)	—	—	—	(75,874)
Swaps	—	223,805	—	—	—	—	223,805

	$—	$223,805	$(75,646)	$66,031	$—	$—	$214,190

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$	—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD		20,765,508
Average amounts sold — in USD		10,231,847
Options:
Average value of option contracts purchased		—	(a)
Credit default swaps:
Average notional value — buy protection		50,248
Average notional value — sell protection		913,448

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$28,813	$162,469
Swaps — OTC(a)	7,612	54,581

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$36,425	$217,050
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$36,425	$217,050

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$5,398	$(5,398)	$—	$—	$—
BNP Paribas S.A.	1,480	(1,480)	—	—	—
Citibank N.A.	1,403	(1,403)	—	—	—
Goldman Sachs International	15,472	(13,038)	—	—	2,434
State Street Bank and Trust Co.	12,672	(12,672)	—	—	—

	$36,425	$(33,991)	$—	$—	$2,434

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$3,496	$—	$—	$—	$3,496
Barclays Bank PLC	38,230	(5,398)	—	(30,000)	2,832
BNP Paribas S.A.	19,739	(1,480)	—	—	18,259
Citibank N.A.	1,907	(1,403)	—	—	504
Credit Suisse International	5,823	—	—	—	5,823
Goldman Sachs International	13,038	(13,038)	—	—	—
JPMorgan Chase Bank N.A.	4,277	—	—	—	4,277
Morgan Stanley & Co. International PLC	93,509	—	—	—	93,509
State Street Bank and Trust Co.	12,707	(12,672)	—	—	35
UBS AG	24,324	—	—	—	24,324

	$217,050	$(33,991)	$—	$(30,000)	$153,059

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$14,652	$41,611	$100,477	$156,740
Corporate Bonds	—	107,491,727	2	107,491,729
Floating Rate Loan Interests	—	568,028,574	29,625,143	597,653,717
Investment Companies	18,370,918	—	—	18,370,918
Preferred Securities	344,170	6,120,693	—	6,464,863
Warrants	—	42,677	—	42,677
Short-Term Securities	1,975,816	—	—	1,975,816
Unfunded floating rate loan interests(a)	—	1,487	—	1,487
Liabilities:
Unfunded floating rate loan interests(a)	—	(48,335)	—	(48,335)

	$20,705,556	$681,678,434	$29,725,622	$732,109,612

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$6,821	$—	$6,821
Foreign currency exchange contracts	—	28,813	—	28,813
Liabilities:
Credit contracts	—	(11,504)	—	(11,504)
Foreign currency exchange contracts	—	(162,469)	—	(162,469)

	$—	$(138,339)	$—	$(138,339)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $206,000,000 is categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening balance, as of December 31, 2019	$763,992	$2	$30,343,623	$31,107,617
Transfers into Level 3(a)	—	—	12,055,652	12,055,652
Transfers out of Level 3(b)	—	—	(16,224,278)	(16,224,278)
Accrued discounts/premiums	—	—	28,561	28,561
Net realized gain (loss)	2,513	—	(491,600)	(489,087)
Net change in unrealized appreciation (depreciation)(c)(d)	(674,300)	—	(1,736,131)	(2,410,431)
Purchases	10,784	—	17,509,745	17,520,529
Sales	(2,512)	—	(11,860,429)	(11,862,941)

Closing balance, as of June 30, 2020	$100,477	$2	$29,625,143	$29,725,622

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(d)	$(674,300)	$—	$(1,678,393)	$(2,352,693)

(a)

As of December 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(a)(b)		309,827,230	$3,098

Energy Equipment & Services — 0.0%
McDermott International, Inc.(b)		10,754	774
Pioneer Energy Services Corp.(a)(b)		887	34,445

			35,219

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		14,906	15

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(b)		114,650	119,236

Metals & Mining — 0.0%
Preferred Proppants LLC(a)(b)		12,198	48,792

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,860	14,248

Software — 0.0%
Avaya Holdings Corp.(b)		66	816

Total Common Stocks — 0.1% (Cost — $4,418,597)			221,424

		Par (000)

Corporate Bonds — 7.3%

Aerospace & Defense — 0.3%
TransDigm, Inc., 8.00%, 12/15/25(c)	USD	318	333,819
Wolverine Escrow LLC, 9.00%, 11/15/26(c)		1,555	1,119,600

			1,453,419

Air Freight & Logistics — 0.2%
FedEx Corp., 3.80%, 05/15/25		669	743,668

Airlines — 1.0%
American Airlines, Inc., 11.75%, 07/15/25(c)		2,362	2,237,263
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)		2,453	2,459,132

			4,696,395

Auto Components — 0.6%
Clarios Global LP, 6.75%, 05/15/25(c)		496	515,840
Ford Motor Co., 8.50%, 04/21/23		2,029	2,145,667
Ford Motor Credit Co. LLC, 5.13%, 06/16/25		209	209,084

			2,870,591

Automobiles — 0.2%
General Motors Co., 6.13%, 10/01/25		661	742,756

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		51	53,168

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(c)		1,335	1,297,313
Core & Main LP, 6.13%, 08/15/25(c)		227	226,240

			1,523,553

Consumer Finance — 0.3%
Equifax, Inc., 2.60%, 12/15/25		136	144,870
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(c)(d)		905	871,063
PayPal Holdings, Inc., 1.65%, 06/01/25		424	438,308

			1,454,241

Security		Par (000)	Value

Diversified Financial Services — 0.5%
Ally Financial, Inc., 3.05%, 06/05/23	USD	1,395	$1,411,763
General Motors Financial Co., Inc., 2.75%, 06/20/25		925	913,628

			2,325,391

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)		1,061	—

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp. (c)(d):
11.00%, 05/15/25		364	291,034
(5.00% PIK), 5.00%, 11/15/25(e)		248	134,031

			425,065

Equity Real Estate Investment Trusts (REITs) — 0.1%
Marriott International, Inc., Series EE, 5.75%, 05/01/25		376	408,470

Hotels, Restaurants & Leisure — 0.2%
Colt Merger Sub, Inc., 5.75%, 07/01/25(c)(f)		433	435,468
IRB Holding Corp., 7.00%, 06/15/25(c)		207	213,355

			648,823

Internet & Direct Marketing Retail — 0.5%
Booking Holdings, Inc., 4.10%, 04/13/25		1,290	1,447,869
Expedia Group, Inc., 6.25%, 05/01/25(c)		767	817,064

			2,264,933

IT Services — 0.4%
Fiserv, Inc., 2.25%, 06/01/27		1,575	1,646,969

Machinery — 0.0%
Clark Equipment Co., 5.88%, 06/01/25(c)		119	121,678

Media — 0.3%
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)		350	331,625
Univision Communications, Inc., 6.63%, 06/01/27(c)		227	216,785
Zayo Group Holdings Inc, 6.13%, 03/01/28(c)		281	273,272
Zayo Group Holdings, Inc., 4.00%, 03/01/27(c)		750	713,670

			1,535,352

Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		625	625,000

Oil: Crude Producers — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		138	134,947

Real Estate Management & Development — 0.4%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(c)		1,669	1,739,932
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(c)		123	123,025

			1,862,957

Semiconductors & Semiconductor Equipment — 1.2%
Broadcom, Inc.(c):
4.70%, 04/15/25		1,771	1,995,517
3.15%, 11/15/25		660	702,453
Microchip Technology, Inc.(c):
2.67%, 09/01/23		2,531	2,605,113
4.25%, 09/01/25		348	350,215
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		75	78,621

			5,731,919

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 0.3%
Castle US Holding Corp., 9.50%, 02/15/28(c)	USD	647	$598,475
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		666	677,655
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		76	77,900

			1,354,030

Specialty Retail — 0.0%
AutoNation, Inc., 4.75%, 06/01/30		141	152,783

Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., 5.85%, 07/15/25(c)		719	826,275

Wireless Telecommunication Services — 0.1%
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		408	405,042

Total Corporate Bonds — 7.3% (Cost — $33,387,032)			34,007,425

Floating Rate Loan Interests(g) — 135.0%

Aerospace & Defense — 2.6%
Bleriot US Bidco, Inc.,:
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		98	94,010
Term Loan B, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		627	601,663
Dynasty Acquisition Co., Inc.,:
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		2,561	2,180,214
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		4,764	4,055,199
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.88%, 04/09/26(a)		782	594,396
TransDigm, Inc.,:
2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25		4,372	3,922,526
2020 Term Loan G, (1 mo. LIBOR + 2.25%), 2.43%, 08/22/24		754	680,131

			12,128,139

Air Freight & Logistics — 0.6%
WestJet Airlines Ltd., Term Loan B, 12/11/26(h)		3,335	2,664,911

Airlines — 1.3%
American Airlines, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 01/29/27		392	294,899
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/23		1,988	1,581,307
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.18%, 04/28/23		1,369	1,078,452
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		778	760,495
Mileage Plus Holdings LLC, 2020 Term Loan B, 1.00%, 06/25/27		2,394	2,375,039

			6,090,192

Auto Components — 2.8%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		2,346	2,236,712
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		6,517	6,191,120
USI, Inc.,:
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.31%, 05/16/24		3,829	3,625,724

Security		Par (000)	Value

Auto Components (continued)
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.31%, 12/02/26	USD	219	$212,151
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.07%, 02/05/26		934	885,146

			13,150,853

Banks — 0.7%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		3,546	3,390,873

Building Materials — 0.5%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 07/12/26		2,388	2,316,242

Building Products — 1.3%
CPG International, Inc., 2017 Term Loan, 05/05/24(h)		1,405	1,388,506
LSF10 XL Bidco SCA, EUR Term Loan B3, (EURIBOR + 4.00%), 4.00%, 10/12/26	EUR	1,000	1,046,573
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23	USD	3,604	3,468,108

			5,903,187

Capital Markets — 1.9%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 04/09/27(h)		3,919	3,801,890
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 12/27/22		918	883,946
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 04/12/24(a)		1,259	1,183,735
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		1,159	1,092,542
Travelport Finance (Luxembourg) Sarl,:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 9.31%, 05/28/27		1,145	325,180
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.07%, 05/29/26		2,345	1,533,521

			8,820,814

Chemicals — 5.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		3,031	2,912,239
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		2,579	2,524,885
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 2.06%, 06/01/24		1,870	1,787,477
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 05/16/24		2,849	2,720,313
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		616	588,124
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/03/25		652	614,138
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1,169	1,079,559
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(a)		1,252	1,195,562
Illuminate Buyer LLC, Term Loan, 06/30/27(h)		2,259	2,221,964
Invictus US LLC,:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.78%, 03/28/25		777	716,266
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		430	340,418

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.81%, 03/02/26	USD	2,876	$2,735,746
Minerals Technologies Inc., 2017 Term Loan B, 02/14/24(a)(h)		517	501,821
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		1,054	984,499
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 3.69%, 10/14/24		2,603	2,388,413
Starfruit Finco BV, 2018 USD Term Loan B, 10/01/25(h)		207	194,148

			23,505,572

Commercial Services & Supplies — 5.1%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		3,046	3,006,411
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 03/11/25		155	145,831
Asurion LLC,:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.68%, 08/04/25		1,600	1,588,000
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/23		3,166	3,057,387
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/24		1,156	1,113,763
Creative Artists Agency LLC,:
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/26/26		851	802,694
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		2,000	1,887,269
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		1,859	1,703,906
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		572	525,579
GFL Environmental, Inc., 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		469	455,310
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		455	329,594
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		1,000	946,423
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		2,179	2,090,871
Verisure Holding AB, EUR Term Loan B1E, (EURIBOR + 3.00%), 3.00%, 10/20/22	EUR	1,000	1,091,199
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25	USD	2,698	2,601,154
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		2,506	2,128,878

			23,474,269

Communications Equipment — 0.3%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		1,416	1,377,230

Construction & Engineering — 1.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.45%, 06/21/24		2,836	2,587,564
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		447	424,108
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		2,248	2,119,427

			5,131,099

Security		Par (000)	Value

Construction Materials — 2.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/27	USD	1,455	$1,384,913
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		5,098	4,844,637
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/29/25(a)		2,844	2,701,503
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(h)		2,424	2,351,711

			11,282,764

Containers & Packaging — 2.4%
Berry Global, Inc.,:
2019 Term Loan Y, (1 mo. LIBOR + 2.00%), 2.18%, 07/01/26		1,553	1,481,132
Term Loan W, (1 mo. LIBOR + 2.00%), 2.18%, 10/01/22		4,782	4,649,646
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24		2,430	2,175,570
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.43%, 12/29/23		2,159	2,058,420
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 08/01/26		631	607,384

			10,972,152

Distributors — 0.5%
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 4.58%, 08/28/24		3,119	2,330,255

Diversified Consumer Services — 3.3%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		554	542,687
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		1,572	1,492,787
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		3,030	2,822,878
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 0.75%), 2.50%, 11/07/23		1,876	1,815,626
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 07/11/25		2,610	2,330,371
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/24		1,142	1,098,138
Serta Simmons Bedding, LLC,:
2020 Super Priority First Out Term Loan, 08/10/23(h)		476	466,115
2020 Super Priority Second Out Term Loan, (2 mo. LIBOR + 7.50%), 8.50%, 08/10/23		745	620,942
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 03/19/26		1,869	1,808,532
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 07/13/23		2,139	2,031,681

			15,029,757

Diversified Financial Services — 3.2%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 5.18%, 08/01/26		1,836	1,694,711
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 04/04/24		4,473	4,314,297
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.43%, 11/18/24		806	774,435
EG Finco Ltd., 2018 Term Loan, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		1,211	1,134,546

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24	USD	1,716	$1,461,062
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 3.27%, 01/23/25(a)		1,564	1,375,903
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.56%, 07/30/25(a)		516	476,893
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/28/27		2,124	2,044,039
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.68%, 04/30/28		1,617	1,522,341

			14,798,227

Diversified Telecommunication Services — 2.2%
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		1,437	1,373,125
Iridium Satellite LLC, Term Loan, 11/04/26(h)		1,766	1,729,069
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		1,931	1,822,584
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		2,322	2,219,896
Northwest Fiber LLC, Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 04/30/27(a)		965	955,350
TDC A/S, EUR Term Loan, (EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	890,540
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR – GBP + 3.25%), 3.34%, 01/15/27	GBP	1,000	1,191,866

			10,182,430

Electric Utilities — 0.6%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25	USD	2,980	2,924,125
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)		1,710	—

			2,924,125

Energy Equipment & Services — 1.1%
Gates Global LLC, 2017 Repriced Term Loan B, 04/01/24(h)		3,852	3,701,374
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		1,544	1,500,463

			5,201,837

Equity Real Estate Investment Trusts (REITs) — 1.6%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 08/09/26(a)		731	675,998
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 08/21/25		2,181	2,049,205
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/11/24		737	690,698
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 12/20/24		4,359	4,053,799

			7,469,700

Food & Staples Retailing — 1.1%
Hearthside Food Solutions LLC,:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 05/23/25		954	909,289
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.87%, 05/23/25		844	801,210
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		167	162,408

Security		Par (000)	Value

Food & Staples Retailing (continued)
US Foods, Inc.,:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 06/27/23	USD	2,639	$2,474,803
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.07%, 09/13/26		650	604,023

			4,951,733

Food Products — 3.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 10/01/25		1,099	1,063,802
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.68%, 10/10/26		165	162,416
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23		3,769	3,615,639
Froneri International Ltd.,:
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.93%, 01/29/28		224	212,240
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 01/29/27		5,215	4,892,348
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.01%, 08/03/25		1,391	1,339,832
JBS USA LUX SA, 2019 Term Loan B, (2 mo. LIBOR + 2.00%), 3.07%, 05/01/26		519	494,362
Pathway Vet Alliance LLC,(h):
2020 Delayed Draw Term Loan, 03/31/27		44	42,749
2020 Term Loan, 03/31/27		542	525,994
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/23		5,934	5,654,906

			18,004,288

Health Care Equipment & Supplies — 1.7%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21		2,897	2,781,516
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 3.50%, 09/24/24		795	592,260
Ortho-Clinical Diagnostics SA,:
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		3,569	3,330,427
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	998	1,047,846

			7,752,049

Health Care Providers & Services — 3.1%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25	USD	800	768,299
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 06/07/23		1,905	1,831,923
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		968	940,170
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/06/25		701	623,321
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		2,185	1,425,770
EyeCare Partners LLC, :
2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 8.56%, 02/18/28		1,260	1,071,000
2020 Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 02/18/27		1,386	1,243,890
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		2,333	2,254,694
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/06/26		2,293	2,224,671

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Health Care Providers & Services (continued)
HCA, Inc., Term Loan B13, (1 mo. LIBOR + 1.75%), 1.93%, 03/18/26	USD	—	(i)	$434
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		365		346,261
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22		1,337		1,096,610
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24		855		651,047

				14,478,090

Health Care Services — 0.8%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/25/26(a)		2,096		2,027,472
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.13%, 08/13/26		1,753		1,724,027

				3,751,499

Health Care Technology — 1.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		3,614		3,464,167
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 10/10/25		1,054		1,003,476
Quintiles IMS, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 2.50%, 03/07/24		499		483,005

				4,950,648

Hotels, Restaurants & Leisure — 6.7%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 11/19/26		3,094		2,927,178
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		433		374,584
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		1,010		999,900
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 2.86%, 10/19/24		1,396		1,323,105
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.36%, 09/15/23		1,151		1,079,870
Caesars Resort Collection LLC,:
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 12/23/24		3,443		3,052,138
2020 Term Loan, 06/17/25(h)		3,705		3,475,772
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 08/06/21		1,308		1,266,721
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 11/30/23		1,355		1,280,903
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.31%, 12/01/23		147		118,519
Golden Nugget LLC, 2017 Incremental Term Loan B, 10/04/23(h)		1,846		1,458,556
Golden Nugget, Inc., 2020 Initial Term Loan, 10/04/23(a)(h)		177		176,954
IRB Holding Corp, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		2,565		2,362,602
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 04/03/25		1,401		1,339,706
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		603		505,848

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24	USD	1,467	$1,463,442
Scientific Games International, Inc., 2018 Term Loan B5, (6 mo. LIBOR + 2.75%), 3.48%, 08/14/24		1,059	934,348
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		1,074	1,066,451
Station Casinos LLC, 2020 Term Loan B, 02/08/27(h)		2,094	1,900,414
Tackle Sarl, 2017 EUR Term Loan, (EURIBOR + 3.50%), 3.50%, 08/08/22	EUR	975	1,056,176
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 08/02/26	USD	2,405	2,298,335
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 05/30/25		553	521,219

			30,982,741

Household Durables — 0.4%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 02/04/27		1,748	1,681,141

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/25		514	494,507
Calpine Corp.,:
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		721	691,886
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.43%, 04/06/26		3,656	3,519,916

			4,706,309

Industrial Conglomerates — 2.4%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21		1,340	1,219,706
Vertical US Newco Inc, USD Term Loan B, 1.00%, 07/01/27(a)(h)		1,939	1,909,915
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 03/02/27		8,642	8,145,405

			11,275,026

Insurance — 4.2%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 05/09/25		3,265	3,087,760
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 05/09/25		1,040	988,914
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		2,816	2,730,282
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		687	673,532
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 02/13/27		1,440	1,374,374
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/02/24		939	897,493
Hub International Ltd.,:
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.02%, 04/25/25		3,141	2,980,999
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		882	865,593

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Sedgwick Claims Management Services, Inc., :
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26	USD	1,810	$1,732,802
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		1,329	1,286,911
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		3,151	2,967,598

			19,586,258

Interactive Media & Services — 1.2%
Ancestry.com Operations Inc., 2019 Extended Term Loan B, (1 mo. LIBOR + 4.25%), 5.25%, 08/27/26		796	753,189
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/23(a)		3,257	3,110,202
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		381	362,289
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		1,221	1,158,907

			5,384,587

IT Services — 5.3%
Camelot US Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 10/31/26		3,853	3,725,708
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 06/01/22		2,797	2,734,584
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 11/27/24		874	843,273
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 7.59%, 08/01/25		975	416,403
Greeneden US Holdings II LLC, 2018 Term Loan B, 12/01/23(h)		4,038	3,878,447
GreenSky Holdings, LLC, 2020 Term Loan B2, (3 mo. LIBOR + 4.50%), 5.50%, 03/29/25(a)		1,575	1,527,750
Presidio, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.27%, 01/22/27		842	809,726
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		3,244	2,810,264
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 11/16/26		3,325	3,174,687
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/26		4,795	4,582,662

			24,503,504

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		1,005	748,886

Life Sciences Tools & Services — 1.9%
Albany Molecular Research, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/30/25		395	375,447
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 4.68%, 02/04/27		2,155	2,107,051
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		6,535	6,369,897

			8,852,395

Security		Par (000)	Value

Machinery — 1.7%
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 01/31/24(a)	USD	133	$127,668
Ingersoll-Rand Global Holding Co. Ltd., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 02/28/27		2,281	2,165,804
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 3.50%, 01/31/24(a)		321	314,519
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		5,597	5,104,872

			7,712,863

Media — 16.5%
Altice Financing SA,:
2017 Term Loan B, 07/15/25(h)		1,113	1,050,250
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 01/31/26		1,596	1,502,856
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		3,555	3,410,841
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.93%, 04/30/25		4,373	4,206,960
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		6,593	5,960,214
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%), 5.50%, 12/12/26		11,057	10,373,145
CSC Holdings LLC,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 07/17/25		2,181	2,057,912
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		2,144	2,029,758
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		517	419,456
Gray Television, Inc.,:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.42%, 02/07/24		607	586,450
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 2.67%, 01/02/26		821	792,457
Intelsat Jackson Holdings SA,:
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		395	392,286
2020 DIP Term Loan, 07/13/21(h)		69	70,398
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 3.43%, 12/01/23		4,328	3,222,391
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.19%, 10/15/26		1,291	1,278,090
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.43%, 03/24/25		1,363	1,285,699
Live Nation Entertainment, Inc., Term Loan B4, 10/19/26(h)		2,264	2,074,252
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 1.86%, 02/15/24		714	693,023
MH Sub I LLC,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.57%, 09/13/24		3,571	3,430,102
2020 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.06%, 09/15/24		815	784,438
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 08/15/26(a)		735	701,524
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 2.92%, 09/19/26		1,497	1,420,489
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 03/03/25		3,818	2,729,526

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24	USD	2,281	$2,172,858
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.43%, 01/03/24		189	179,950
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		3,159	3,006,118
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(a)		3,761	3,619,794
UFC Holdings LLC, 2019 Term Loan, 04/29/26(h)		736	701,735
Virgin Media Bristol LLC, USD Term Loan N, 01/31/28(h)		2,375	2,262,986
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/18/25		3,006	2,441,064
Zayo Group Holdings, Inc., USD Term Loan, 03/09/27(h)		12,280	11,627,734

			76,484,756

Metals & Mining — 1.0%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.86%, 07/31/25		1,782	1,630,114
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 03/08/24		3,917	3,004,244

			4,634,358

Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		958	869,306
Neiman Marcus Group Ltd LLC,:
2020 DIP Term Loan, (3 mo. LIBOR + 12.75%), 10.79%, 10/07/20		193	196,542
2020 Exit Term Loan, 05/08/25(a)(h)		281	283,697
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (PRIME + 5.00%), 8.25%, 10/25/23		959	242,712

			1,592,257

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc.,:
2018 1st Lien Term Loan, (PRIME + 4.00%), 7.25%, 05/12/25		1,717	589,307
2020 SP DIP Roll Up Term Loan, 10/21/20(h)		746	739,020

			1,328,327

Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., Second Out Term Loan, (3 mo. LIBOR + 10.37%, 1.00% Floor), 11.38%, 12/31/21		1,737	78,143
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 12/13/25		1,512	1,441,945
EG Group Ltd., 2018 Term Loan B, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		787	737,054

			2,257,142

Personal Products — 1.0%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 09/25/26(h)		4,859	4,642,777

Pharmaceuticals — 3.6%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		1,980	1,804,580
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		2,060	2,032,954

Security		Par (000)	Value

Pharmaceuticals (continued)
Elanco Animal Health Incorporated, Term Loan B, 02/04/27(h)	USD	1,216	$1,157,609
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		2,203	2,116,930
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		3,396	3,350,556
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.19%, 06/02/25		6,460	6,268,805

			16,731,434

Professional Services — 1.7%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 02/07/26		1,139	1,036,201
Dun & Bradstreet Corp., Term Loan, 02/06/26(h)		4,810	4,677,264
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.81%, 08/04/25		1,257	909,258
STG-Fairway Holdings LLC, Term Loan B, 01/31/27(h)		1,566	1,455,722

			8,078,445

Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 04/18/24		2,551	2,314,758

Road & Rail — 1.3%
Lineage Logistics Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/27/25		4,101	3,963,916
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 09/25/25		730	707,623
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/23		1,343	1,172,052

			5,843,591

Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/29/25		848	816,310
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 09/19/26		637	609,511

			1,425,821

Software — 22.3%
Applied Systems, Inc.,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/19/24		3,815	3,701,423
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		726	722,352
BMC Software Finance, Inc., 2017 Term Loan, 10/02/25(h)		2,349	2,216,853
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/31/27		2,992	2,722,496
Cornerstone OnDemand, Inc., Term Loan B, (2 mo. LIBOR + 4.25%), 5.35%, 04/22/27		1,206	1,185,655
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,896	1,828,510
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 4.25%, 05/27/24		1,163	972,808
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		1,631	1,299,744
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 04/17/26		4,294	4,149,815

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25	USD	5,967	$5,822,182
Informatica LLC,:
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		1,294	1,292,383
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		8,257	7,884,968
Kronos, Inc.,:
2017 Term Loan B, 11/01/23(h)		7,263	7,247,089
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		2,339	2,338,026
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 09/30/24		3,506	3,405,646
Mitchell International, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24		2,197	2,044,202
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 12/01/25		850	752,250
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25		691	663,492
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23		3,876	3,755,174
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 08/01/25		3,706	3,548,895
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/24		3,352	3,243,983
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 03/03/23		2,935	2,827,400
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22		5,115	4,986,887
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		917	876,091
SS&C Technologies, Inc.,:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		1,305	1,246,638
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		1,622	1,543,844
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24		5,286	5,008,491
Tibco Software Inc.,:
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 03/04/28		3,410	3,267,379
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(a)		4,773	4,498,261
Ultimate Software Group, Inc.,:
2020 2nd Lien Incremental Term Loan, 1.00%, 05/03/27		1,992	2,021,880
2020 Incremental Term Loan B, 05/04/26(h)		6,129	6,045,707
Term Loan B, 05/03/26(h)		5,842	5,650,326
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25		4,568	4,297,134

			103,067,984

Specialty Retail — 2.8%
Belron Finance US LLC,:
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.26%, 10/30/26		889	855,215
Term Loan B, (3 mo. LIBOR + 2.50%), 2.93%, 11/13/25		446	430,030
USD Term Loan B, (3 mo. LIBOR + 2.50%), 2.97%, 11/07/24		2,914	2,808,025
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR – GBP + 4.50%), 5.18%, 06/23/25	GBP	1,000	1,193,874

Security		Par (000)	Value

Specialty Retail (continued)
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26	USD	824	$785,506
MED ParentCo LP,:
1st Lien Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		245	220,982
1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		1,396	1,259,477
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/18/21		1,231	1,106,128
PetSmart, Inc., Term Loan B2, 03/11/22(h)		3,252	3,204,266
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		1,233	1,130,080

			12,993,583

Technology Hardware, Storage & Peripherals — 0.7%
Electronics for Imaging, Inc., Term Loan, 07/23/26(a)(h)		1,397	1,089,918
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 1.92%, 04/29/23		1,964	1,907,347

			2,997,265

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 05/23/25(h)		3,029	2,804,676

Trading Companies & Distributors — 0.8%
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 10/17/23		3,800	3,667,133

Utilities — 0.4%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/28/24		2,132	2,062,841

Wireless Telecommunication Services — 3.1%
Ligado Networks LLC, PIK Exit Term Loan (12.20% Cash or 9.75% PIK), 0.00%, 12/07/20		172	151,983
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/11/25		4,282	4,112,836
T-Mobile USA, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 04/01/27		6,638	6,623,662
Xplornet Communications, Inc., 2020 Term Loan B, 05/29/27(h)		3,823	3,641,407

			14,529,888

Total Floating Rate Loan Interests — 135.0% (Cost — $662,944,598)			624,923,681

		Shares

Investment Companies — 5.3%

Fixed Income Funds — 5.3%
Invesco Senior Loan ETF		53,000	1,131,550
iShares iBoxx USD High Yield Corporate Bond ETF(l)		206,000	16,813,720
iShares iBoxx $ Investment Grade Corporate Bond ETF(l)		49,000	6,590,500

Total Investment Companies — 5.3% (Cost — $24,235,027)			24,535,770

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Investment Value (000)	Value

Other Interests(a)(b)(j) — 0.0%

IT Services — 0.0%
Millennium Corp.	USD	1,607	$—
Millennium Lender Claims		1,508	—

Total Other Interests — 0.0% (Cost — $—)			—

Total Long-Term Investments — 147.7% (Cost — $724,985,254)			683,688,300

		Shares

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(k)(l)		1,722,056	1,722,056

Total Short-Term Securities — 0.4% (Cost — $1,722,056)			1,722,056

Total Investments — 148.1% (Cost — $726,707,310)			685,410,356

Liabilities in Excess of Other Assets — (48.1)%			(222,561,082)

Net Assets — 100.0%			$462,849,274

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Convertible security.
(f)	When-issued security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Amount is less than 500.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Annualized 7-day yield as of period end.

(l)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,722,056	(b)	—	1,722,056	$1,722,056	$6,382	$—	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	49,000		—	49,000	6,590,500	22,487	—	251,493
iShares iBoxx USD High Yield Corporate Bond ETF	—	236,500		(30,500)	206,000	16,813,720	118,448	(161,570)	63,898

						$25,126,276	$147,317	$(161,570)	$315,391

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,683,000	USD	4,135,676	State Street Bank and Trust Co.	07/06/20	$2,510
GBP	1,556,000	USD	1,913,988	BNP Paribas S.A.	07/06/20	14,097

						16,607

USD	4,125,123	EUR	3,706,000	UBS AG	07/06/20	(38,905)
USD	1,920,261	GBP	1,559,000	Standard Chartered Bank	07/06/20	(11,542)
USD	4,138,372	EUR	3,683,000	State Street Bank and Trust Co.	08/05/20	(2,531)
USD	1,914,335	GBP	1,556,000	BNP Paribas S.A.	08/05/20	(14,129)

						$(67,107)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	B	USD	12,873	$(72,704)	$(500)	$(72,204)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$33,250	$(33,750)	$—	$(72,204)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$16,607	$—	$—	$16,607

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$67,107	$—	$—	$67,107
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	72,204	—	—	—	—	72,204

	$—	$72,204	$—	$67,107	$—	$—	$139,311

(a)

Net cumulative appreciation (depreciation) on future contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$147,719	$—	$—	$147,719
Options purchased(a)	—	—	(105,539)	—	—	—	(105,539)
Swaps	—	(124,196)	—	—	—	—	(124,196)

	$—	$(124,196)	$(105,539)	$147,719	$—	$—	$(82,016)

(a)	Options purchased are included in net realized gain (loss) from investments.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$96,287	$—	$—	$96,287
Options purchased(b)	—	—	(65,439)	—	—	—	(65,439)
Swaps	—	(72,204)	—	—	—	—	(72,204)

	$—	$(72,204)	$(65,439)	$96,287	$—	$—	$(41,356)

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,751,033
Average amounts sold — in USD	$6,612,056
Options:
Average value of option contracts purchased	$—	(a)
Credit default swaps:
Average notional value — sell protection	$6,436,250

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$16,607	$67,107
Swaps — Centrally cleared	116,971	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$133,578	$67,107
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(116,971)	—

Total derivative assets and liabilities subject to an MNA	$16,607	$67,107

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas S.A.	$14,097	$(14,097)	$—	$—	$—
State Street Bank and Trust Co.	2,510	(2,510)	—	—	—

	$16,607	$(16,607)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)(c)
BNP Paribas S.A.	$14,129	$(14,097)	$—	$—	$32
Standard Chartered Bank	11,542	—	—	—	11,542
State Street Bank and Trust Co.	2,531	(2,510)	—	—	21
UBS AG	38,905	—	—	—	38,905

	$67,107	$(16,607)	$—	$—	$50,500

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$135,074	$15	$86,335	$221,424
Corporate Bonds	—	34,007,425	—	34,007,425
Floating Rate Loan Interests	—	595,874,846	29,048,835	624,923,681
Investment Companies	24,535,770	—	—	24,535,770
Short-Term Securities	1,722,056	—	—	1,722,056
Unfunded floating rate loan interests(a)	—	2,001	—	2,001
Liabilities:
Unfunded floating rate loan interests(a)	—	(42,005)	—	(42,005)

	$26,392,900	$629,842,282	$29,135,170	$685,370,352

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$16,607	$—	$16,607
Liabilities:
Credit contracts	—	(72,204)	—	(72,204)
Foreign currency exchange contracts	—	(67,107)	—	(67,107)

	$—	$(122,704)	$—	$(122,704)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $191,000,000 is categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2019	$556,399	$29,886,699	$30,443,098
Transfers into Level 3(a)	—	10,494,015	10,494,015
Transfers out of Level 3(b)	—	(15,885,220)	(15,885,220)
Accrued discounts/premiums	—	25,019	25,019
Net realized gain (loss)	(17,042)	(275,682)	(292,724)
Net change in unrealized appreciation (depreciation)(c)(d)	(216,131)	(1,641,137)	(1,857,268)
Purchases	11,824	17,071,614	17,083,438
Sales	(248,715)	(10,626,473)	(10,875,188)

Closing Balance, as of June 30, 2020	$86,335	$29,048,835	$29,135,170

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(d)	$(163,617)	$(1,579,489)	$(1,743,106)

(a)

As of December 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As December 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.0%

Diversified Financial Services — 0.0%
Arrow Global Group PLC		2,735	$3,013
Kcad Holdings I Ltd.(a)(b)		546,753,936	5,467

			8,480

Energy Equipment & Services — 0.0%
McDermott International, Inc.(b)		4,151	299
Pioneer Energy Services Corp.(a)(b)		273	10,601

			10,900

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		8,511	9

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		3,155	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(b)		38,911	40,467

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	20,025
Preferred Proppants LLC(a)(b)		5,738	22,952

			42,977

Software — 0.0%
Avaya Holdings Corp.(b)		19	235

Total Common Stocks — 0.0% (Cost — $6,442,271)			103,068

		Par (000)

Asset-Backed Securities — 5.1%
522 Funding Clo I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 7.62%, 01/15/33(c)(d)	USD	250	226,927
AIMCO CLO, Series 2017-AA, Class C, 3.59%, 07/20/29		1,000	976,064
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 4.11%, 10/21/28(c)(d)		1,000	900,645
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 2.98%, 07/15/27(c)(d)		270	253,283
Anchorage Capital CLO Ltd.(c)(d):
Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 6.39%, 01/28/31		850	706,624
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 3.49%, 01/28/31		250	219,742
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 4.52%, 01/28/31		1,000	934,532
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 6.64%, 07/28/28		1,000	807,339
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.20%, 04/15/31(c)(d)		1,000	999,971
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.15%), 0.33%, 06/25/36(d)		5,421	3,824,280
Bain Capital Credit CLO Ltd., Series 2020-2A, Class D, (3 mo. LIBOR US + 4.81%), 5.17%, 07/19/31(a)(c)(d)		300	294,000
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class CR, 3.54%, 07/18/27(c)(e)		250	224,759

Security		Par (000)	Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class C, (3 mo. LIBOR US + 2.60%), 2.75%, 07/15/31(a)(c)(d)	USD	250	$250,000
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 8.84%, 10/20/32(c)(d)		250	239,345
CarVal CLO II Ltd., Series 2019-1A, Class C, 4.39%, 04/20/32(c)(e)		250	247,245
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 7.58%, 07/20/32(c)(d)		500	437,508
CarVal CLO Ltd., Series 2018-1A, Class E, 6.04%, 07/16/31(c)(e)		500	394,461
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 4.69%, 07/23/30(c)(d)		500	461,300
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36(f)		459	380,624
Clear Creek CLO, Series 2015-1A, Class DR, 4.09%, 10/20/30(c)(e)		250	218,680
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A, (1 mo. LIBOR US + 0.14%), 0.32%, 06/25/37(d)		796	702,448
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(c)		369	367,373
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (3 mo. LIBOR US + 3.70%), 3.98%, 04/15/29(c)(d)		250	232,653
Dryden CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 04/18/31(c)(d)		250	225,060
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.28%, 10/15/32(c)(d)		950	919,679
Elmwood CLO V Ltd., Series 2020-2A, Class C, (3 mo. LIBOR US + 2.75%), 1.00%, 07/24/31(c)(d)(g)		500	500,000
Litigation Fee Residual Funding, 4.00%, 10/30/27(a)		671	669,719
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 7.54%, 01/20/29(c)(d)		500	422,688
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 3.19%, 01/27/26(c)(d)		1,500	1,446,319
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 4.84%, 04/20/26(c)(d)		300	283,908
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 5.28%, 01/15/28(c)(d)		790	612,393
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 6.34%, 10/20/27(c)(d)		500	361,467
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 7.44%, 07/20/30(c)(d)		500	421,877
OZLM VIII Ltd., Series 2014-8A(c)(d):
Class BRR, (3 mo. LIBOR US + 2.20%), 2.47%, 10/17/29		2,500	2,385,814
Class CRR, (3 mo. LIBOR US + 3.15%), 3.42%, 10/17/29		250	226,155

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 6.68%, 01/20/31(c)(d)	USD	250	$175,038
Palmer Square CLO Ltd., Series 2020-1A, Class C, (3 mo. LIBOR US + 3.00%), 3.29%, 04/20/29(c)(d)		250	230,174
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 6.64%, 11/14/29(c)(d)		1,750	1,510,724
Rockford Tower CLO Ltd.(c)(d):
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.93%, 04/15/29		250	222,929
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.13%, 10/15/29		500	450,817
Sterling Coofs Trust(a)(c):
Series 2004-1, Class A, 2.36%, 04/15/29		1,486	26,010
Series 2004-2, Class Note, 2.08%, 03/30/30		2,168	37,938
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 5.04%, 01/23/28(c)(d)		1,000	910,016
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.33%, 04/15/33(c)(d)		250	201,668
Voya CLO Ltd., Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 3.64%, 07/25/26(c)(d)		250	217,497
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 3.08%, 01/17/31(c)(d)		500	466,020
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 4.39%, 07/20/28(c)(d)		500	463,607
York CLO Ltd.(c)(d):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 4.74%, 10/20/29		250	233,767
Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 7.89%, 04/20/32		1,000	787,794

Total Asset-Backed Securities — 5.1% (Cost — $30,865,885)			28,708,881

Corporate Bonds — 79.0%

Aerospace & Defense — 2.1%
Amsted Industries, Inc., 5.63%, 07/01/27(c)		156	160,875
Bombardier, Inc.(c):
8.75%, 12/01/21(h)		1,003	814,937
5.75%, 03/15/22		108	79,709
6.00%, 10/15/22		8	5,600
6.13%, 01/15/23(h)		338	232,476
7.50%, 12/01/24		135	88,425
7.50%, 03/15/25		33	21,536
7.88%, 04/15/27(h)		972	636,660
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(c)(i)		208	147,680
Howmet Aerospace, Inc.:
5.87%, 02/23/22(h)		730	766,500
5.13%, 10/01/24		138	142,949
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		378	392,175
moog, Inc., 4.25%, 12/15/27(c)		156	151,320
Signature Aviation US Holdings, Inc.(c):
5.38%, 05/01/26		271	271,190
4.00%, 03/01/28		234	211,478

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc.(c)(h):
8.00%, 12/15/25	USD	815	$856,557
6.25%, 03/15/26		6,032	6,017,041
Wolverine Escrow LLC(c):
8.50%, 11/15/24		256	194,560
9.00%, 11/15/26		913	657,360

			11,849,028

Air Freight & Logistics — 0.1%
FedEx Corp., 3.80%, 05/15/25		324	360,162
XPO Logistics, Inc., 6.75%, 08/15/24(c)		18	18,857

			379,019

Airlines — 1.2%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 01/15/23(h)		1,823	1,476,290
American Airlines, Inc., 11.75%, 07/15/25(c)		945	895,095
Avianca Holdings SA, 9.00%, 05/10/23(b)(c)(j)		239	47,920
Gol Finance SA, 7.00%, 01/31/25(c)		200	112,500
Latam Finance Ltd., 6.88%, 04/11/24(b)(c)(j)		203	55,317
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)(g)		1,973	1,977,932
United Airlines Pass-Through Trust, Series 2015-1, Class A, 3.70%, 12/01/22(h)		2,430	2,259,902

			6,824,956

Auto Components — 1.4%
Allison Transmission, Inc.(c):
5.00%, 10/01/24		100	99,750
5.88%, 06/01/29(h)		451	469,040
Aptiv PLC, 4.40%, 10/01/46		240	231,787
Clarios Global LP, 6.75%, 05/15/25(c)		540	561,600
Clarios Global LP/Clarios US Finance Co.:
4.38%, 05/15/26	EUR	100	110,718
8.50%, 05/15/27(c)(h)	USD	1,778	1,786,801
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)		258	238,972
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	105,479
Ford motor Credit Co. LLC, 5.11%, 05/03/29(h)	USD	526	511,183
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		299	299,747
6.75%, 02/01/24		314	316,355
4.75%, 09/15/24		93	87,439
6.38%, 12/15/25		120	118,800
6.25%, 05/15/26		366	366,256
5.25%, 05/15/27		489	471,885
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 6.25%, 05/15/26(c)(h)		1,526	1,573,687
Tesla, Inc., 5.30%, 08/15/25(c)		404	404,000

			7,753,499

Automobiles — 0.4%
Ford motor Co.:
8.50%, 04/21/23		982	1,038,465
4.35%, 12/08/26		11	10,261
5.29%, 12/08/46		48	39,470
General motors Co.:
6.13%, 10/01/25		380	427,000
6.80%, 10/01/27(h)		534	622,249
5.00%, 10/01/28		61	64,887
Rolls-Royce PLC, 0.88%, 05/09/24	EUR	100	101,505
Winnebago Industries, Inc., 6.25%, 07/15/28(c)(g)	USD	98	98,000

			2,401,837

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks — 2.7%
Al Ahli Bank of Kuwait KSCP(5 year USD Swap + 4.17%), 7.25%(k)(l)	USD	200	$197,188
Banca monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	109,921
Banco de Sabadell SA(5 year EUR Swap + 2.20%), 2.00%, 01/17/30(k)		100	93,854
Banco Espirito Santo SA(b)(e)(j):
4.75%, 01/15/21		100	17,976
4.00%, 01/21/21		100	17,976
Bancolombia SA(5 year CMT + 2.94%), 4.63%, 12/18/29(k)	USD	200	187,966
Banistmo SA, 3.65%, 09/19/22		200	200,437
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	192,688
Barclays PLC(h):
4.38%, 09/11/24		580	619,129
3.65%, 03/16/25		3,600	3,902,796
5.20%, 05/12/26		200	222,480
BBVA Bancomer SA, 6.75%, 09/30/22(c)		192	204,720
Chong Hing Bank Ltd.(5 year CMT + 3.86%), 5.70%(k)(l)		250	232,332
CIT Group, Inc., 5.00%, 08/01/23		382	389,602
Commerzbank AG(5 year EUR Swap + 4.35%), 4.00%, 12/05/30(k)	EUR	100	112,776
Emirates NBD Bank PJSC(6 year USD Swap + 3.66%), 6.13%(k)(l)	USD	250	248,828
Grupo Aval Ltd., 4.38%, 02/04/30(c)		200	189,500
HSBC Holdings PLC, 4.38%, 11/23/26(h)		395	439,988
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)(h)		2,442	2,502,225
Itau Unibanco Holding SA, 5.13%, 05/13/23(c)		200	208,980
Santander Holdings USA, Inc., 4.50%, 07/17/25(h)		1,750	1,892,408
Santander UK Group Holdings PLC, 2.88%, 08/05/21(h)		950	970,759
Standard Chartered PLC(3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(c)(h)(k)		1,500	1,580,271
Unione di Banche Italiane SpA(5 year EUR Swap + 5.75%), 5.88%, 03/04/29(k)	EUR	100	121,138

			14,855,938

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(h)	USD	800	978,948
Central American Bottling Corp., 5.75%, 01/31/27(c)		176	176,605
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		34	39,780

			1,195,333

Building Materials — 0.1%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	100	110,805
James Hardie International Finance DAC, 5.00%, 01/15/28(c)	USD	200	204,000

			314,805

Building Products — 0.4%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(c)		262	263,965
Griffon Corp., 5.75%, 03/01/28(c)		87	85,913
Jeld-Wen, Inc.(c):
6.25%, 05/15/25		146	151,475
4.63%, 12/15/25		35	33,600
4.88%, 12/15/27		3	2,880
Masonite International Corp.(c):
5.75%, 09/15/26		86	88,580
5.38%, 02/01/28		120	122,700

Security		Par (000)	Value

Building Products (continued)
Standard Industries, Inc.:
6.00%, 10/15/25(c)(h)	USD	600	$617,562
2.25%, 11/21/26	EUR	100	105,531
5.00%, 02/15/27(c)	USD	174	176,175
4.75%, 01/15/28(c)		46	46,633
4.38%, 07/15/30(c)		479	477,802

			2,172,816

Capital Markets — 0.5%
CFLD Cayman Investment Ltd., 6.90%, 01/13/23		200	196,581
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(h)(k)(l)		730	693,500
Intercorp Peru Ltd., 3.88%, 08/15/29(c)		225	219,094
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	111,617
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)	USD	380	395,318
morgan Stanley, 4.00%, 07/23/25(h)		965	1,094,162
Owl Rock Capital Corp., 5.25%, 04/15/24(h)		88	91,975
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		167	174,515

			2,976,762

Chemicals — 2.0%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(i)		656	654,360
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)(h)		1,830	1,811,700
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)		608	615,600
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(c)		170	170,884
Blue Cube Spinco LLC:
9.75%, 10/15/23		596	613,880
10.00%, 10/15/25		380	396,150
Chemours Co.:
6.63%, 05/15/23		259	248,640
7.00%, 05/15/25		20	19,119
Cydsa SAB de CV, 6.25%, 10/04/27(c)		252	246,645
Element Solutions, Inc., 5.88%, 12/01/25(c)(h)		1,447	1,461,018
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	201,250
Equate Petrochemical BV, 4.25%, 11/03/26(c)		211	224,187
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		165	164,588
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		236	246,030
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		169	171,535
monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	113,614
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	USD	67	62,478
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(c)		200	207,250
PQ Corp.(c):
6.75%, 11/15/22(h)		463	471,612
5.75%, 12/15/25		543	547,072
Valvoline, Inc.(c):
4.38%, 08/15/25		130	130,650
4.25%, 02/15/30		260	256,100
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		282	201,454
WESCO Distribution, Inc.(c)(h):
7.13%, 06/15/25		676	711,916
7.25%, 06/15/28		616	651,420
WR Grace & Co-Conn(c):
5.63%, 10/01/24		216	227,340
4.88%, 06/15/27		283	286,687
Yingde Gases Investment Ltd., 6.25%, 01/19/23		200	204,312

			11,317,491

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies — 1.1%
ADT Security Corp.:
6.25%, 10/15/21	USD	139	$142,475
4.13%, 06/15/23		9	9,023
4.88%, 07/15/32(c)(h)		575	523,250
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		147	152,512
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(c)(h)		520	547,950
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)		383	388,745
Clean Harbors, Inc.(c)(h):
4.88%, 07/15/27		250	256,875
5.13%, 07/15/29		172	178,392
Garda World Security Corp.(c):
4.63%, 02/15/27		267	262,995
9.50%, 11/01/27(h)		136	143,820
GFL Environmental, Inc.(c):
4.25%, 06/01/25		86	86,753
7.00%, 06/01/26		566	585,810
5.13%, 12/15/26(h)		458	474,030
8.50%, 05/01/27		233	253,387
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		380	374,300
mobile Mini, Inc., 5.88%, 07/01/24(h)		499	513,621
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		187	192,376
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	106,508
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	269	270,345
5.88%, 09/15/26		17	17,816
5.50%, 05/15/27		339	349,170
3.88%, 11/15/27		200	199,500
5.25%, 01/15/30		161	166,232
4.00%, 07/15/30		152	147,019

			6,342,904

Communications Equipment — 0.6%
CommScope Technologies LLC, 6.00%, 06/15/25(c)		394	380,486
CommScope, Inc.(c):
5.50%, 03/01/24(h)		749	756,490
5.50%, 06/15/24		82	83,503
6.00%, 03/01/26		358	366,950
motorola Solutions, Inc., 3.75%, 05/15/22(h)		843	884,407
Nokia OYJ:
3.38%, 06/12/22		106	108,116
4.38%, 06/12/27		149	157,437
ViaSat, Inc.(c):
5.63%, 04/15/27		535	547,706
6.50%, 07/15/28		316	316,066

			3,601,161

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		498	448,200
Delhi International Airport Ltd., 6.45%, 06/04/29		200	194,500
frontdoor, Inc., 6.75%, 08/15/26(c)(h)		473	502,563
SPIE SA, 2.63%, 06/18/26	EUR	100	108,721
SRS Distribution, Inc., 8.25%, 07/01/26(c)(h)	USD	466	472,990

			1,726,974

Construction Materials — 1.0%
American Builders & Contractors Supply Co., Inc.(c):
5.88%, 05/15/26		412	407,880
4.00%, 01/15/28		581	564,598
Core & Main LP, 6.13%, 08/15/25(c)(h)		1,743	1,737,161
HD Supply, Inc., 5.38%, 10/15/26(c)(h)		1,956	1,997,565
New Enterprise Stone & Lime Co., Inc.(c):
10.13%, 04/01/22		136	135,320
6.25%, 03/15/26		74	74,370

Security		Par (000)	Value

Construction Materials (continued)
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22	USD	98	$101,859
6.88%, 08/15/23		391	401,346

			5,420,099

Consumer Discretionary — 0.0%
Carnival Corp., 11.50%, 04/01/23(c)		45	48,825
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(c)		135	132,637

			181,462

Consumer Finance — 2.0%
Ally Financial, Inc., 8.00%, 11/01/31(h)		1,543	1,990,971
Equifax, Inc., 2.60%, 12/15/25		59	62,848
Ford motor Credit Co. LLC:
5.13%, 06/16/25		690	690,276
4.39%, 01/08/26(h)		400	380,872
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(c)(i)		524	504,350
Muthoot Finance Ltd.:
6.13%, 10/31/22(c)		427	431,804
4.40%, 09/02/23		200	190,624
Navient Corp.:
5.00%, 10/26/20		310	308,720
7.25%, 09/25/23		129	126,083
6.13%, 03/25/24		86	81,700
5.88%, 10/25/24		82	77,029
5.00%, 03/15/27		258	216,720
OneMain Finance Corp.:
6.13%, 05/15/22		70	71,287
6.88%, 03/15/25		226	231,862
7.13%, 03/15/26		374	387,086
6.63%, 01/15/28		221	218,790
5.38%, 11/15/29		78	72,930
PayPal Holdings, Inc., 1.65%, 06/01/25		162	167,467
Refinitiv US Holdings, Inc.(c):
4.50%, 05/15/26	EUR	400	467,791
6.25%, 05/15/26(h)	USD	1,668	1,768,080
8.25%, 11/15/26(h)		972	1,052,647
Verscend Escrow Corp., 9.75%, 08/15/26(c)(h)		1,758	1,888,707

			11,388,644

Containers & Packaging — 1.6%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(i)		891	881,533
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
5.25%, 04/30/25(c)		244	250,097
4.13%, 08/15/26(c)(h)		676	665,082
4.75%, 07/15/27(c)	GBP	100	120,193
4.75%, 07/15/27		100	120,193
5.25%, 08/15/27(c)(h)	USD	652	640,512
Ball Corp., 4.88%, 03/15/26		86	93,525
Berry Global, Inc., 4.88%, 07/15/26(c)		395	400,925
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		200	203,937
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	200,410
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(h)		523	532,953
Graphic Packaging International LLC, 3.50%, 03/15/28(c)		118	117,080
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)		201	206,568
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)(h)		794	779,857
OI European Group BV, 2.88%, 02/15/25	EUR	100	108,103

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(c):
(3 mo. LIBOR US + 3.50%), 3.78%, 07/15/21(d)	USD	433	$429,752
7.00%, 07/15/24(h)		344	344,967
Sealed Air Corp.(c):
5.13%, 12/01/24		46	49,105
6.88%, 07/15/33		44	52,030
Silgan Holdings, Inc., 4.13%, 02/01/28(c)		228	226,005
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	110,264
5.50%, 08/15/26(c)(h)	USD	1,004	1,012,785
8.50%, 08/15/27(c)(h)		1,367	1,460,981

			9,006,857

Diversified Consumer Services — 0.6%
APX Group, Inc.:
7.88%, 12/01/22(h)		252	250,740
8.50%, 11/01/24		60	58,500
Ascend Learning LLC(c):
6.88%, 08/01/25		317	319,338
6.88%, 08/01/25(h)		690	693,450
Graham Holdings Co., 5.75%, 06/01/26(c)		211	218,201
Laureate Education, Inc., 8.25%, 05/01/25(c)		114	118,275
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	104,654
Prime Security Services Borrower LLC/Prime Finance, Inc.(c):
5.25%, 04/15/24	USD	141	144,173
5.75%, 04/15/26(h)		320	331,840
Service Corp. International, 5.13%, 06/01/29		238	256,088
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)(h)		598	606,222

			3,101,481

Diversified Financial Services — 2.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(c)(h)		1,783	1,872,150
Ally Financial, Inc., 3.05%, 06/05/23		530	536,369
Alpha Holding SA de CV, 9.00%, 02/10/25(c)		200	178,563
Altice France Holding SA:
8.00%, 05/15/27	EUR	100	118,402
10.50%, 05/15/27(c)(h)	USD	1,473	1,622,583
6.00%, 02/15/28(c)		382	360,753
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	113,606
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21	USD	200	202,750
8.60%, 04/08/24		200	197,188
Citigroup, Inc., Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(h)(k)(l)		620	551,025
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)		423	324,526
Ford motor Credit Co. LLC:
5.88%, 08/02/21(h)		522	527,063
2.98%, 08/03/22(h)		449	430,344
3.35%, 11/01/22		215	205,923
3.81%, 01/09/24(h)		629	604,029
4.06%, 11/01/24		200	191,006
4.13%, 08/04/25		411	389,813
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	105,978
General motors Financial Co., Inc.:
4.38%, 09/25/21(h)	USD	530	544,326
2.75%, 06/20/25		352	347,672
5.65%, 01/17/29		67	75,396
Greenko Dutch BV, 5.25%, 07/24/24		200	197,813
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	200,416
Intrum AB, 3.00%, 09/15/27	EUR	100	93,812

Security		Par (000)	Value

Diversified Financial Services (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22	USD	23	$21,850
4.25%, 02/01/27(h)		315	252,000
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(i)	EUR	100	112,350
Lloyds Banking Group PLC(5 year CMT + 4.82%), 6.75%(k)(l)	USD	450	459,000
Manappuram Finance Ltd., 5.90%, 01/13/23		200	187,250
mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	248,984
Murphy Oil USA, Inc., 4.75%, 09/15/29		163	166,668
Picasso Finance Sub, Inc., 6.13%, 06/15/25(c)		499	510,227
Scenery Journey Ltd.:
11.00%, 11/06/20		200	201,562
11.50%, 10/24/22		219	207,645
13.00%, 11/06/22		200	195,375
Spectrum Brands, Inc.(c):
5.00%, 10/01/29	USD	162	159,975
5.50%, 07/15/30		154	154,193
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)(h)		752	761,400
Usiminas International Sarl, 5.88%, 07/18/26(c)		200	182,250
Vertical Midco GmbH, 4.38%, 07/15/27(g)	EUR	100	112,350
VZ Vendor Financing BV, 2.50%, 01/31/24		100	109,771
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	186,246
WMG Acquisition Corp.(c):
5.50%, 04/15/26		166	171,760
3.88%, 07/15/30		200	202,010

			14,594,372

Diversified Telecommunication Services — 1.9%
Axtel SAB de CV, 6.38%, 11/14/24(c)		200	207,704
CenturyLink, Inc.:
5.13%, 12/15/26(c)(h)		1,082	1,079,295
4.00%, 02/15/27(c)		466	452,602
Series P, 7.60%, 09/15/39		308	331,485
Series U, 7.65%, 03/15/42		391	419,348
Series W, 6.75%, 12/01/23(h)		512	550,292
Series Y, 7.50%, 04/01/24(h)		516	566,991
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		82	83,640
Frontier Communications Corp., 8.00%, 04/01/27(c)(h)		1,598	1,620,596
GCI LLC, 6.63%, 06/15/24(c)		153	160,108
Level 3 Financing, Inc.:
5.38%, 08/15/22		155	155,140
5.63%, 02/01/23(m)		17	17,012
5.38%, 05/01/25		90	91,913
5.25%, 03/15/26(h)		865	888,787
4.63%, 09/15/27(c)		143	144,073
4.25%, 07/01/28(c)(h)		820	819,057
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(i)		220	183,425
SoftBank Group Corp.:
4.50%, 04/20/25	EUR	100	114,597
4.75%, 07/30/25		100	115,670
5.00%, 04/15/28		100	116,282
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	137	154,468
6.00%, 09/30/34		423	459,801
7.20%, 07/18/36		90	107,100
7.72%, 06/04/38		163	205,093
Telecom Italia SpA:
4.00%, 04/11/24	EUR	150	176,142
5.30%, 05/30/24(c)(h)	USD	600	626,142

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)	USD	332	$325,360
Verizon Communications, Inc., 3.38%, 02/15/25(h)		156	173,572

			10,345,695

Electric Utilities — 0.7%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energ, 6.25%, 12/10/24		200	208,000
Black Hills Corp., 3.15%, 01/15/27(h)		305	320,531
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)		275	274,742
Enel Finance International NV, 3.63%, 05/25/27(c)(h)		900	982,623
Energuate Trust, 5.88%, 05/03/27(c)		200	196,938
Exelon Corp., 3.40%, 04/15/26(h)		140	155,905
Inkia Energy Ltd., 5.88%, 11/09/27(c)		377	371,345
NextEra Energy Operating Partners LP(c):
4.25%, 07/15/24(h)		528	533,940
4.25%, 09/15/24		101	101,602
4.50%, 09/15/27		39	40,768
PG&E Corp., 5.25%, 07/01/30		365	367,080
ReNew Power Synthetic, 6.67%, 03/12/24		200	201,313
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)		300	—

			3,754,787

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24(h)		655	712,175
4.13%, 05/01/25		221	221,277
5.00%, 09/01/25		107	110,076
Itron, Inc., 5.00%, 01/15/26(c)		25	24,906

			1,068,434

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.(c):
6.88%, 04/01/27		147	138,474
6.25%, 04/01/28		28	25,480
ChampionX Corp., 6.38%, 05/01/26		239	222,095
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(c)		316	310,470
Halliburton Co., 3.80%, 11/15/25(h)		7	7,561
Odebrecht Oil & Gas Finance Ltd., 0.00%(c)(l)(n)	BRL	43	43
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	USD	299	300,495
Pioneer Energy Services Corp.(c)(i):
(11% Cash), 11.00%, 05/15/25		112	89,549
(5.00% PIK), 5.00%, 11/15/25(o)		76	41,074
Transocean, Inc.:
8.38%, 12/15/21		51	35,700
8.00%, 02/01/27(c)		324	178,807
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		336	324,660
6.88%, 09/01/27(h)		503	482,880

			2,157,288

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(c)		343	269,255
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		471	449,565

			718,820

Equity Real Estate Investment Trusts (REITs) — 2.1%
AvalonBay Communities, Inc., 3.45%, 06/01/25(h)		1,245	1,388,623
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(c)		141	119,145

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
ERP Operating LP, 3.38%, 06/01/25(h)	USD	1,015	$1,114,447
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		389	367,605
Fortune Star BVI Ltd.:
6.88%, 01/31/21		200	202,000
5.95%, 01/29/23		200	199,000
6.75%, 07/02/23		250	252,500
Iron mountain, Inc.(c):
4.88%, 09/15/27		349	339,992
4.88%, 09/15/29		2	1,945
5.25%, 07/15/30		417	410,745
5.63%, 07/15/32(h)		507	505,935
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		229	203,810
MAF Sukuk Ltd., 4.64%, 05/14/29		275	286,258
Marriott International, Inc., Series EE, 5.75%, 05/01/25		178	193,372
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		40	40,300
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(h)		1,334	1,380,717
4.63%, 06/15/25(c)		513	501,652
4.50%, 09/01/26(h)		637	630,821
5.75%, 02/01/27		27	27,675
4.50%, 01/15/28		432	410,400
MPT Operating Partnership LP/MPT Finance Corp.(h):
5.00%, 10/15/27		1,045	1,073,738
4.63%, 08/01/29		456	458,280
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(c)		542	482,380
Starwood Property Trust, Inc., 5.00%, 12/15/21		234	226,980
Trust F/1401, 6.95%, 01/30/44		200	216,125
Ventas Realty LP, 4.13%, 01/15/26(h)		650	697,565

			11,732,010

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		186	190,650
5.75%, 03/15/25		70	71,532
7.50%, 03/15/26(c)(h)		107	115,560
4.63%, 01/15/27(c)(h)		731	731,000
5.88%, 02/15/28(c)		320	330,166
4.88%, 02/15/30(c)		246	251,690
BRF GmbH, 4.35%, 09/29/26		200	193,000
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	203,687
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(c)		313	331,627

			2,418,912

Food Products — 2.3%
Aramark Services, Inc.(c):
5.00%, 04/01/25(h)		623	613,655
6.38%, 05/01/25		243	250,929
5.00%, 02/01/28(h)		558	530,100
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)(h)		416	401,440
Darling Ingredients, Inc., 5.25%, 04/15/27(c)		254	261,056
Graphic Packaging International LLC, 4.75%, 07/15/27(c)		89	93,895
Grupo Bimbo SAB de CV(5 year CMT + 3.28%), 5.95%(c)(k)(l)		200	205,594
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.88%, 07/15/24		412	417,665
5.75%, 06/15/25(h)		1,006	1,014,802
6.75%, 02/15/28		361	380,629

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c)(h):
6.50%, 04/15/29	USD	735	$780,019
5.50%, 01/15/30		675	691,875
Kraft Heinz Foods Co.:
3.88%, 05/15/27(c)		57	59,564
4.25%, 03/01/31(c)(h)		1,299	1,377,321
5.00%, 07/15/35		127	139,736
6.88%, 01/26/39		233	288,041
4.63%, 10/01/39(c)		77	77,320
6.50%, 02/09/40		155	186,567
5.00%, 06/04/42		129	135,915
5.20%, 07/15/45		351	380,649
4.38%, 06/01/46		377	370,626
4.88%, 10/01/49(c)(h)		1,029	1,047,847
5.50%, 06/01/50(c)(h)		1,280	1,364,428
MHP Lux SA, 6.25%, 09/19/29(c)		200	190,750
Minerva Luxembourg SA, 6.50%, 09/20/26(c)		200	201,000
Post Holdings, Inc.(c):
5.75%, 03/01/27		253	261,223
5.63%, 01/15/28		73	75,555
5.50%, 12/15/29		230	237,848
4.63%, 04/15/30(h)		491	480,591
Simmons Foods, Inc., 7.75%, 01/15/24(c)		270	281,664

			12,798,304

Health Care Equipment & Supplies — 1.0%
Avantor, Inc.(c)(h):
6.00%, 10/01/24		1,767	1,846,515
9.00%, 10/01/25		1,092	1,173,900
Hologic, Inc.(c):
4.38%, 10/15/25		57	57,558
4.63%, 02/01/28		206	213,725
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(c):
7.38%, 06/01/25		589	599,308
7.25%, 02/01/28(h)		1,177	1,196,397
Teleflex, Inc.:
4.88%, 06/01/26		87	89,610
4.63%, 11/15/27		58	61,318
4.25%, 06/01/28(c)		413	423,325

			5,661,656

Health Care Providers & Services — 3.8%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		213	213,064
5.63%, 02/15/23		33	33,012
5.50%, 07/01/28(c)		204	204,510
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		213	218,858
Centene Corp.:
5.25%, 04/01/25(c)		310	319,198
5.38%, 06/01/26(c)(h)		336	348,318
5.38%, 08/15/26(c)		343	356,792
4.25%, 12/15/27(h)		657	677,965
4.63%, 12/15/29(h)		1,782	1,880,010
3.38%, 02/15/30		452	456,389
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24(h)		680	664,958
6.63%, 02/15/25		255	239,700
8.00%, 03/15/26(h)		971	917,789
Encompass Health Corp., 5.75%, 11/01/24		46	46,000
HCA, Inc.:
5.38%, 02/01/25(h)		490	524,912
5.88%, 02/15/26		46	50,428

Security		Par (000)	Value

Health Care Providers & Services (continued)
5.38%, 09/01/26(h)	USD	430	$468,162
5.63%, 09/01/28(h)		692	772,445
5.88%, 02/01/29(h)		547	618,980
3.50%, 09/01/30(h)		1,478	1,423,568
5.50%, 06/15/47(h)		650	791,565
LifePoint Health, Inc.(c):
6.75%, 04/15/25		190	196,175
4.38%, 02/15/27		217	205,065
MEDNAX, Inc.(c):
5.25%, 12/01/23		168	167,160
6.25%, 01/15/27		90	90,000
molina Healthcare, Inc.:
5.38%, 11/15/22		172	175,440
4.88%, 06/15/25(c)		168	168,840
4.38%, 06/15/28(c)		258	257,677
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)(h)		714	664,020
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(c)(h)(i)		433	380,660
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25(h)		611	551,427
10.00%, 04/15/27		294	294,000
Tenet Healthcare Corp.:
8.13%, 04/01/22(h)		615	645,750
4.63%, 07/15/24(h)		514	503,612
4.63%, 09/01/24(c)		367	358,742
7.50%, 04/01/25(c)		181	192,539
4.88%, 01/01/26(c)(h)		1,605	1,562,869
6.25%, 02/01/27(c)(h)		169	167,733
5.13%, 11/01/27(c)(h)		959	946,245
4.63%, 06/15/28(c)		143	139,311
UnitedHealth Group, Inc., 3.75%, 07/15/25(h)		1,470	1,674,810
Vizient, Inc., 6.25%, 05/15/27(c)		407	426,332

			20,995,030

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)(h)		791	781,112
IQVIA, Inc.:
3.25%, 03/15/25	EUR	148	167,433
5.00%, 10/15/26(c)(h)	USD	463	476,288
5.00%, 05/15/27(c)(h)		637	652,726

			2,077,559

Hotels, Restaurants & Leisure — 4.7%
1011778 BC ULC/New Red Finance, Inc.(c):
4.25%, 05/15/24		10	10,018
5.75%, 04/15/25		236	247,800
5.00%, 10/15/25(h)		1,384	1,375,848
3.88%, 01/15/28		423	410,382
4.38%, 01/15/28		302	296,017
Boyd Gaming Corp.:
6.38%, 04/01/26		95	90,250
6.00%, 08/15/26		112	104,686
Boyne USA, Inc., 7.25%, 05/01/25(c)		254	266,065
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(c)(h)		504	506,520
Churchill Downs, Inc.(c):
5.50%, 04/01/27(h)		899	879,941
4.75%, 01/15/28		358	345,470
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	100	97,745
Colt Merger Sub, Inc.(c)(g):
5.75%, 07/01/25	USD	723	727,121
6.25%, 07/01/25		1,645	1,634,719
8.13%, 07/01/27		876	846,435

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	91	$95,186
6.00%, 09/15/26(m)		76	82,104
GLP Capital LP/GLP Financing II, Inc.:
5.25%, 06/01/25		333	362,104
5.38%, 04/15/26		174	190,111
5.30%, 01/15/29		45	48,694
4.00%, 01/15/31		155	153,876
Golden Nugget, Inc., 6.75%, 10/15/24(c)(h)		1,529	1,098,969
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		337	326,957
5.38%, 05/01/25(c)		145	145,000
5.13%, 05/01/26(h)		697	693,954
5.75%, 05/01/28(c)		99	99,990
4.88%, 01/15/30(h)		1,077	1,060,845
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		30	29,331
IRB Holding Corp., 7.00%, 06/15/25(c)		128	131,930
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		35	35,656
5.25%, 06/01/26		368	377,200
Las Vegas Sands Corp.:
2.90%, 06/25/25		52	50,507
3.50%, 08/18/26		47	46,867
3.90%, 08/08/29		43	42,419
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24		25	24,375
5.88%, 11/01/24		171	163,305
McDonald’s Corp., 3.70%, 01/30/26(h)		405	459,143
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	252,109
MGM China Holdings Ltd., 5.88%, 05/15/26		250	257,500
MGM Resorts International:
7.75%, 03/15/22(h)		575	586,500
6.00%, 03/15/23		416	420,160
5.75%, 06/15/25		29	28,674
Scientific Games International, Inc.:
8.63%, 07/01/25(c)(g)		203	189,744
5.00%, 10/15/25(c)(h)		867	800,466
3.38%, 02/15/26	EUR	100	103,362
8.25%, 03/15/26(c)(h)	USD	495	443,953
7.00%, 05/15/28(c)		174	139,200
7.25%, 11/15/29(c)		51	40,800
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)(h)		753	778,414
Spirit Issuer PLC, Series A5, 5.47%, 12/28/28	GBP	4,500	5,673,152
Studio City Finance Ltd., 7.25%, 02/11/24	USD	250	257,109
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 06/30/27	GBP	48	59,841
Series N, 6.46%, 03/30/32		100	128,843
Vail Resorts, Inc., 6.25%, 05/15/25(c)	USD	154	161,123
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)		192	165,984
Wynn Macau Ltd., 5.50%, 10/01/27		200	196,875
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 04/15/25(c)		239	240,721
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		446	398,613
Yum! Brands, Inc.:
7.75%, 04/01/25(c)		426	459,548
4.75%, 01/15/30(c)(h)		597	605,955
5.35%, 11/01/43		71	68,160

			26,014,346

Security		Par (000)	Value

Household Durables — 0.9%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(c):
6.25%, 09/15/27	USD	217	$207,519
4.88%, 02/15/30		340	284,104
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)(g)		232	241,210
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)		200	208,063
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	192,125
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)		307	302,395
Lennar Corp.:
8.38%, 01/15/21		134	138,188
4.88%, 12/15/23		122	128,710
4.75%, 05/30/25		313	334,127
5.25%, 06/01/26		28	30,240
4.75%, 11/29/27		497	539,245
Mattamy Group Corp., 4.63%, 03/01/30(c)		233	223,680
MDC Holdings, Inc., 6.00%, 01/15/43		122	128,405
Meritage Homes Corp., 5.13%, 06/06/27		50	51,500
PulteGroup, Inc.:
5.00%, 01/15/27		24	25,680
7.88%, 06/15/32		21	26,834
6.38%, 05/15/33(h)		469	548,730
Shui On Development Holding Ltd., 5.75%, 11/12/23		200	195,958
Taylor morrison Communities, Inc., 5.88%, 06/15/27(c)		264	273,435
Tempur Sealy International, Inc., 5.50%, 06/15/26		180	181,800
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	177,863
Toll Brothers Finance Corp., 4.35%, 02/15/28		12	12,450
TRI Pointe Group, Inc., 5.25%, 06/01/27		15	14,925
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24		11	11,297
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		200	201,625
6.80%, 02/27/24		200	197,063

			4,877,171

Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24(c)		85	86,063
Berkline Benchcraft LLC, 4.50%, 06/01/21(a)(b)(d)		200	—
Energizer Holdings, Inc.(c):
6.38%, 07/15/26		90	93,056
7.75%, 01/15/27(h)		121	129,019
4.75%, 06/15/28(g)		318	311,948

			620,086

Independent Power and Renewable Electricity Producers — 1.3%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	201,062
Calpine Corp.(h) :
5.75%, 01/15/25		608	613,952
5.25%, 06/01/26(c)		718	724,972
4.50%, 02/15/28(c)		581	566,475
5.13%, 03/15/28(c)		1,354	1,326,920
Clearway Energy Operating LLC:
5.75%, 10/15/25		214	220,955
4.75%, 03/15/28(c)(h)		453	462,033
Genneia SA, 8.75%, 01/20/22(c)		200	160,250
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	196,313
NRG Energy, Inc.:
6.63%, 01/15/27(h)		898	937,287
5.75%, 01/15/28		63	66,465
5.25%, 06/15/29(c)(h)		856	898,800
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		184	186,300
5.00%, 01/31/28		228	237,690
4.75%, 01/15/30		334	339,010

			7,138,484

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.2%
BWX Technologies, Inc.(c):
5.38%, 07/15/26	USD	209	$215,349
4.13%, 06/30/28		251	250,372
Grupo KUO SAB de CV, 5.75%, 07/07/27(c)		200	183,103
Vertical US Newco, Inc., 5.25%, 07/15/27(c)(g)		394	394,000

			1,042,824

Insurance — 1.6%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(c)		84	87,335
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(c)(h)		1,289	1,284,643
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(h)		360	376,744
AmWINS Group, Inc., 7.75%, 07/01/26(c)		221	232,050
Aon PLC, 3.88%, 12/15/25(h)		1,115	1,265,944
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(k)(l)		306	325,091
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.50%, 10/27/47(k)	EUR	100	127,857
Global Atlantic Fin Co., 8.63%, 04/15/21(c)(h)	USD	750	784,818
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		355	365,426
HUB International Ltd., 7.00%, 05/01/26(c)(h)		1,418	1,415,022
Lincoln National Corp., 3.35%, 03/09/25(h)		845	919,720
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(k)	EUR	400	469,106
Nationstar Mortgage Holdings, Inc., 8.13%, 07/15/23(c)(h)	USD	498	511,048
Nationwide Building Society(5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(c)(h)(k)		595	644,151

			8,808,955

Interactive Media & Services — 1.0%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(c)		303	308,302
Match Group Holdings II LLC(c):
4.63%, 06/01/28		186	187,628
5.63%, 02/15/29		177	186,581
4.13%, 08/01/30		230	225,184
Netflix, Inc.:
3.63%, 06/15/25(c)		96	96,720
4.88%, 04/15/28		109	116,550
5.88%, 11/15/28(h)		754	858,617
5.38%, 11/15/29(c)(h)		793	868,494
3.63%, 06/15/30	EUR	100	115,440
4.88%, 06/15/30(c)(h)	USD	515	552,337
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)(h)		262	263,310
Sabre GLBL, Inc., 5.25%, 11/15/23(c)		43	39,560
Twitter, Inc., 3.88%, 12/15/27(c)		129	129,013
Uber Technologies, Inc.(c)(h):
7.50%, 11/01/23		280	282,800
7.50%, 05/15/25		724	729,430
8.00%, 11/01/26		129	131,258
7.50%, 09/15/27		229	229,572

			5,320,796

Internet & Direct Marketing Retail — 0.3%
Booking Holdings, Inc., 4.10%, 04/13/25		493	553,333
Expedia Group, Inc., 6.25%, 05/01/25(c)(h)		1,067	1,136,646

			1,689,979

IT Services — 0.9%
21Vianet Group, Inc., 7.88%, 10/15/21		200	201,952
Banff Merger Sub, Inc., 9.75%, 09/01/26(c)(h)		1,511	1,520,444

Security		Par (000)	Value

IT Services (continued)
Camelot Finance SA, 4.50%, 11/01/26(c)(h)	USD	679	$679,000
Fair Isaac Corp., 4.00%, 06/15/28(c)		169	169,422
Fiserv, Inc., 2.25%, 06/01/27		644	673,427
Gartner, Inc.(c):
5.13%, 04/01/25		174	178,185
4.50%, 07/01/28		341	344,990
Leidos, Inc., 4.38%, 05/15/30(c)		325	366,096
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(c)		413	371,700
Science Applications International Corp., 4.88%, 04/01/28(c)		254	252,491
WEX, Inc., 4.75%, 02/01/23(c)		203	201,551
Xerox Corp., 4.80%, 03/01/35		203	189,255

			5,148,513

Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(c)(h)		638	661,925
5.88%, 12/15/27(c)		293	301,790
6.20%, 10/01/40		24	20,760
5.45%, 11/01/41		110	91,265

			1,075,740

Machinery — 0.5%
Colfax Corp.(c):
6.00%, 02/15/24		432	445,500
6.38%, 02/15/26		170	177,650
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		336	347,760
Navistar International Corp., 6.63%, 11/01/25(c)		362	342,995
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)		353	354,765
SPX FLOW, Inc., 5.63%, 08/15/24(c)		206	210,635
Terex Corp., 5.63%, 02/01/25(c)(h)		324	294,840
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)(h)		659	623,579
Wabash National Corp., 5.50%, 10/01/25(c)		241	221,117

			3,018,841

Media — 8.8%
Altice Financing SA:
7.50%, 05/15/26(c)(h)		1,143	1,197,292
3.00%, 01/15/28	EUR	100	103,081
5.00%, 01/15/28(c)	USD	378	375,490
Altice France SA:
7.38%, 05/01/26(c)(h)		2,104	2,194,051
5.88%, 02/01/27	EUR	100	118,012
8.13%, 02/01/27(c)(h)	USD	707	773,281
5.50%, 01/15/28(c)(h)		581	586,810
AMC Networks, Inc., 4.75%, 08/01/25		222	218,714
Block Communications, Inc., 4.88%, 03/01/28(c)		128	126,437
Cable Onda SA, 4.50%, 01/30/30		215	218,548
CCO Holdings LLC/CCO Holdings Capital Corp.(c):
4.00%, 03/01/23(h)		670	671,675
5.13%, 05/01/27(h)		1,008	1,042,877
5.88%, 05/01/27		349	364,164
5.00%, 02/01/28		34	35,105
5.38%, 06/01/29(h)		1,248	1,316,640
4.75%, 03/01/30		147	150,409
4.50%, 08/15/30(h)		1,354	1,381,080
4.50%, 05/01/32(h)		1,260	1,275,750
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(h)		2,425	2,779,252
Clear Channel Worldwide Holdings, Inc.(h):
9.25%, 02/15/24		811	752,284
5.13%, 08/15/27(c)		1,774	1,703,040

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Comcast Corp., 3.95%, 10/15/25(h)	USD	3,000	$3,437,843
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)(h)		1,866	1,768,035
CSC Holdings LLC:
6.75%, 11/15/21		187	196,296
5.38%, 07/15/23(c)(h)		1,109	1,124,748
5.25%, 06/01/24		123	129,458
7.75%, 07/15/25(c)		202	210,100
6.63%, 10/15/25(c)(h)		235	244,106
10.88%, 10/15/25(c)(h)		1,614	1,735,050
5.50%, 05/15/26(c)(h)		200	205,274
5.38%, 02/01/28(c)		200	209,000
6.50%, 02/01/29(c)(h)		865	946,094
5.75%, 01/15/30(c)(h)		862	897,773
4.13%, 12/01/30(c)(h)		597	591,776
4.63%, 12/01/30(c)		318	308,892
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)(h)		590	427,013
Discovery Communications LLC(h):
3.25%, 04/01/23		1,490	1,565,615
3.45%, 03/15/25		170	185,543
DISH DBS Corp.:
6.75%, 06/01/21(h)		627	638,756
5.88%, 07/15/22(h)		1,396	1,419,453
5.00%, 03/15/23		358	357,141
7.75%, 07/01/26		471	499,260
DISH Network Corp.(o):
2.38%, 03/15/24		312	279,192
3.38%, 08/15/26		385	353,667
Dolya Holdco 18 DAC, 5.00%, 07/15/28(c)		754	744,349
Entercom Media Corp., 6.50%, 05/01/27(c)		286	256,685
Hughes Satellite Systems Corp., 5.25%, 08/01/26		177	183,053
iHeartCommunications, Inc.:
6.38%, 05/01/26		264	261,529
5.25%, 08/15/27(c)		122	116,815
4.75%, 01/15/28(c)		78	71,955
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(c)(h)		476	482,750
Lamar Media Corp.:
5.75%, 02/01/26		124	127,921
4.88%, 01/15/29(c)		75	75,375
4.00%, 02/15/30(c)		126	120,607
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)(h)		600	612,000
Live Nation Entertainment, Inc., 6.50%, 05/15/27(c)(h)		947	975,410
Meredith Corp., 6.88%, 02/01/26		56	46,565
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		177	179,722
Network i2i Ltd.(5 year CMT + 4.27%), 5.65%(k)(l)		250	241,797
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)		146	148,994
Radiate Holdco LLC/Radiate Finance, Inc.(c):
6.88%, 02/15/23		113	114,413
6.63%, 02/15/25		137	136,344
Sable International Finance Ltd., 5.75%, 09/07/27(c)		200	203,576
Sirius XM Radio, Inc.(c):
5.00%, 08/01/27		322	329,107
5.50%, 07/01/29(h)		887	933,674
4.13%, 07/01/30		449	444,043
TEGNA, Inc., 5.50%, 09/15/24(c)		66	66,660
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		200	208,500

Security		Par (000)	Value

Media (continued)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)	USD	490	$469,787
Tower Bersama Infrastructure Tbk PT, 4.25%, 01/21/25		200	198,692
United Group BV, 3.63%, 02/15/28	EUR	100	105,103
Univision Communications, Inc.(c):
5.13%, 05/15/23(h)	USD	366	369,367
5.13%, 02/15/25		133	125,270
6.63%, 06/01/27		132	126,060
Videotron Ltd., 5.13%, 04/15/27(c)		439	455,520
Virgin Media Secured Finance PLC(c):
5.50%, 08/15/26		200	204,588
5.50%, 05/15/29		400	418,000
4.50%, 08/15/30		346	346,433
Zayo Group Holdings Inc, 6.13%, 03/01/28(c)(h)		1,204	1,170,890
Zayo Group Holdings, Inc., 4.00%, 03/01/27(c)(h)		2,044	1,944,989
Ziggo Bond Co. BV(c):
6.00%, 01/15/27		199	201,985
5.13%, 02/28/30		225	223,245
Ziggo BV:
4.25%, 01/15/27	EUR	90	104,007
5.50%, 01/15/27(c)(h)	USD	599	606,523
4.88%, 01/15/30(c)		200	201,084

			49,467,464

Metals & Mining — 2.0%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		250	247,031
ArcelorMittal SA, 1.75%, 11/19/25	EUR	100	106,836
Arconic Corp.(c):
6.00%, 05/15/25	USD	360	372,150
6.13%, 02/15/28		222	221,945
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		244	233,020
Constellium SE(c):
5.75%, 05/15/24(h)		506	506,000
6.63%, 03/01/25(h)		1,269	1,283,302
5.88%, 02/15/26(h)		838	840,237
5.63%, 06/15/28		250	245,000
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		91	91,000
3.88%, 03/15/23		1,119	1,119,000
4.25%, 03/01/30		386	374,420
5.40%, 11/14/34		161	159,138
5.45%, 03/15/43		1,990	1,950,200
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(c)		200	214,625
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		371	369,145
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		135	137,871
JSW Steel Ltd., 5.95%, 04/18/24		200	191,750
Kaiser Aluminum Corp.(c):
6.50%, 05/01/25		103	106,476
4.63%, 03/01/28		143	136,754
New Gold, Inc., 7.50%, 07/15/27(c)		308	317,761
Nexa Resources SA, 5.38%, 05/04/27(c)		237	229,031
Novelis Corp.(c):
5.88%, 09/30/26(h)		502	501,372
4.75%, 01/30/30		881	841,355
thyssenkrupp AG:
1.88%, 03/06/23	EUR	43	46,328
2.88%, 02/22/24		84	90,790
Vale Overseas Ltd., 6.25%, 08/10/26(h)	USD	188	221,018
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		313	228,247

			11,381,802

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 03/10/26(c)(h)	USD	1,475	$1,620,387

Multiline Retail — 0.1%
Dufry One BV, 2.00%, 02/15/27	EUR	100	87,024
Future Retail Ltd., 5.60%, 01/22/25	USD	200	132,000
Nordstrom, Inc., 8.75%, 05/15/25(c)		136	146,356

			365,380

Oil, Gas & Consumable Fuels — 7.0%
Apache Corp.:
3.25%, 04/15/22		10	9,677
5.25%, 02/01/42		30	24,484
4.75%, 04/15/43		321	258,433
4.25%, 01/15/44		421	320,097
5.35%, 07/01/49		72	57,451
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		489	416,873
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(n)		149	106,969
Buckeye Partners LP:
4.13%, 03/01/25(c)		262	251,329
4.50%, 03/01/28(c)		362	338,470
5.85%, 11/15/43		130	112,814
5.60%, 10/15/44		146	116,800
Callon Petroleum Co.:
6.13%, 10/01/24		208	78,052
8.25%, 07/15/25		243	85,050
Series WI, 6.38%, 07/01/26		192	63,360
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		372	140,902
Cenovus Energy, Inc.:
3.00%, 08/15/22		84	81,685
3.80%, 09/15/23		48	45,136
5.40%, 06/15/47		34	29,188
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		255	135,150
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27(h)		518	569,215
Cheniere Energy Partners LP:
5.63%, 10/01/26		173	172,135
Series WI, 5.25%, 10/01/25		48	47,842
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(c)(i)(o)		512	516,966
Citgo Holding, Inc., 9.25%, 08/01/24(c)		228	226,860
CNX Resources Corp.:
5.88%, 04/15/22(h)		762	884,218
7.25%, 03/14/27(c)		44	40,480
Comstock Resources, Inc.:
7.50%, 05/15/25(c)		466	422,313
9.75%, 08/15/26		386	360,290
Continental Resources, Inc.:
5.00%, 09/15/22		428	420,510
4.50%, 04/15/23		142	135,922
4.90%, 06/01/44		233	185,526
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		21	18,690
5.63%, 05/01/27(c)		361	300,962
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)(h)		1,188	1,064,745
CVR Energy, Inc.(c):
5.25%, 02/15/25		231	212,520
5.75%, 02/15/28		77	67,375
DCP Midstream Operating LP:
5.38%, 07/15/25(h)		188	186,590
5.63%, 07/15/27		201	202,256

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.13%, 05/15/29	USD	99	$94,979
6.45%, 11/03/36(c)		226	203,400
6.75%, 09/15/37(c)(h)		392	351,738
Diamondback Energy, Inc., 3.50%, 12/01/29		440	426,171
eG Global Finance PLC:
6.75%, 02/07/25(c)		396	386,595
6.25%, 10/30/25	EUR	142	154,751
8.50%, 10/30/25(c)	USD	252	258,300
Enbridge, Inc.(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(h)(k)		1,565	1,541,525
Endeavor Energy Resources LP/EER Finance, Inc.(c):
6.63%, 07/15/25		206	207,611
5.50%, 01/30/26(h)		779	745,892
5.75%, 01/30/28		408	391,680
Energy Transfer Operating LP:
3.75%, 05/15/30		75	74,494
5.00%, 05/15/50		196	186,154
Series 30Y, 6.00%, 06/15/48		136	141,056
EnLink Midstream LLC, 5.38%, 06/01/29		82	61,500
EnLink Midstream Partners LP:
4.40%, 04/01/24		240	199,320
4.15%, 06/01/25		17	13,090
4.85%, 07/15/26		99	73,290
5.60%, 04/01/44		176	107,360
5.05%, 04/01/45		28	17,438
EQM Midstream Partners LP:
6.00%, 07/01/25(c)		320	324,134
4.13%, 12/01/26		100	91,687
6.50%, 07/01/27(c)		356	364,622
EQT Corp.:
3.90%, 10/01/27		325	263,994
7.00%, 02/01/30		197	202,916
Extraction Oil & Gas, Inc.(b)(c)(j):
7.38%, 05/15/24		302	58,135
5.63%, 02/01/26		572	110,110
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		141	126,900
5.63%, 06/15/24		169	147,030
6.50%, 10/01/25		46	39,330
7.75%, 02/01/28		118	105,020
Geopark Ltd., 6.50%, 09/21/24(c)		200	182,938
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	176,625
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		484	290,400
Hess Corp.:
4.30%, 04/01/27		50	51,778
5.80%, 04/01/47		36	39,127
Hess Midstream Operations LP, 5.63%, 02/15/26(c)		210	207,793
Hilong Holding Ltd., 8.25%, 09/26/22		200	75,000
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	189,438
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)		1,452	1,548,685
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)(h)		514	478,020
Matador Resources Co., 5.88%, 09/15/26(h)		563	416,620
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	210,391
MEG Energy Corp.(c):
7.00%, 03/31/24		290	248,675
6.50%, 01/15/25(h)		635	592,531
7.13%, 02/01/27		9	7,481
MPLX LP, 4.25%, 12/01/27		185	200,571

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
5.75%, 08/15/25	USD	119	$106,505
6.38%, 12/01/42		29	22,501
Nabors Industries Ltd.(c):
7.25%, 01/15/26		101	62,115
7.50%, 01/15/28		78	47,970
Neptune Energy Bondco PLC, 6.63%, 05/15/25(c)		200	174,000
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		227	277,053
NuStar Logistics LP, 6.00%, 06/01/26		163	158,110
Occidental Petroleum Corp.:
4.85%, 03/15/21		54	53,595
2.60%, 08/13/21(h)		613	599,079
2.70%, 08/15/22		450	418,928
2.90%, 08/15/24		260	222,165
3.20%, 08/15/26		40	32,500
3.00%, 02/15/27		17	13,178
3.50%, 08/15/29		64	46,822
4.30%, 08/15/39		482	332,440
6.20%, 03/15/40(h)		714	597,975
4.50%, 07/15/44		196	135,240
4.63%, 06/15/45		464	324,800
6.60%, 03/15/46		26	22,632
4.40%, 04/15/46		455	317,372
4.10%, 02/15/47		48	32,340
4.20%, 03/15/48		324	219,413
4.40%, 08/15/49		104	71,760
Series 1, 4.10%, 02/01/21(h)		455	456,820
Odebrecht Offshore Drilling Finance Ltd.(c):
6.72%, 12/01/22	BRL	57	46,788
(7.72% PIK), 7.72%, 12/01/26(i)		9	724
Parsley Energy LLC/Parsley Finance Corp.(c):
5.38%, 01/15/25	USD	251	244,173
5.25%, 08/15/25		59	56,661
5.63%, 10/15/27		271	266,935
4.13%, 02/15/28		281	254,305
PDC Energy, Inc.:
6.25%, 12/01/25		122	102,785
1.13%, 09/15/21(o)		922	844,535
6.13%, 09/15/24		151	140,430
5.75%, 05/15/26		133	121,030
Pertamina Persero PT, 4.30%, 05/20/23		200	210,750
Petrobras Global Finance BV:
5.30%, 01/27/25		500	518,281
6.00%, 01/27/28		189	197,382
5.60%, 01/03/31		321	322,445
7.25%, 03/17/44		212	229,821
Petroleos Mexicanos, 6.88%, 08/04/26		375	354,281
Puma International Financing SA, 5.13%, 10/06/24(c)		200	171,500
QEP Resources, Inc.:
6.88%, 03/01/21		456	435,480
5.38%, 10/01/22		178	135,280
5.25%, 05/01/23		138	91,080
5.63%, 03/01/26(h)		164	104,140
Range Resources Corp.:
5.88%, 07/01/22		44	40,480
5.00%, 08/15/22		252	229,320
5.00%, 03/15/23(h)		290	249,400
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(c)		112	124,343
Saudi Arabian Oil Co., 3.50%, 04/16/29		400	431,750
SM Energy Co., 10.00%, 01/15/25(c)		502	476,589
Southwestern Energy Co.:
4.10%, 03/15/22		252	240,559
6.20%, 01/23/25		125	107,031
7.50%, 04/01/26		88	77,026

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations LP:
3.90%, 07/15/26(h)	USD	235	$246,836
5.40%, 10/01/47		93	93,048
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		63	62,370
Series WI, 4.88%, 01/15/23		213	209,805
Series WI, 5.50%, 02/15/26		33	32,010
Series WI, 5.88%, 03/15/28		124	123,090
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(c)(h)		462	417,218
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		118	113,575
5.88%, 04/15/26		304	300,960
5.38%, 02/01/27		2	1,930
6.50%, 07/15/27		195	195,488
5.00%, 01/15/28		359	337,596
6.88%, 01/15/29(h)		696	729,060
5.50%, 03/01/30(c)		364	351,486
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(h)		280	313,473
Viper Energy Partners LP, 5.38%, 11/01/27(c)		123	120,653
Western Midstream Operating LP:
4.00%, 07/01/22		43	42,862
3.95%, 06/01/25		181	169,546
4.65%, 07/01/26		131	125,472
3.10%, 02/01/25		77	72,958
4.75%, 08/15/28		66	63,195
4.05%, 02/01/30		171	164,603
5.45%, 04/01/44		329	273,991
5.30%, 03/01/48		372	301,785
5.50%, 08/15/48		63	51,030
5.25%, 02/01/50		318	275,165
WPX Energy, Inc.:
8.25%, 08/01/23		100	111,000
5.25%, 09/15/24		84	82,740
5.75%, 06/01/26		61	59,170
5.25%, 10/15/27		104	97,156
5.88%, 06/15/28		204	196,034
4.50%, 01/15/30(h)		499	439,120
YPF SA:
8.75%, 04/04/24(c)		400	322,200
8.50%, 07/28/25		250	185,784

			39,346,656

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)		152	159,632

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(c)		176	180,840

Pharmaceuticals — 2.9%
AbbVie, Inc.(h):
3.45%, 03/15/22(c)		2,460	2,558,548
3.60%, 05/14/25		695	768,512
Bausch Health Americas, Inc., 8.50%, 01/31/27(c)(h)		1,109	1,176,926
Bausch Health Cos., Inc.:
5.50%, 03/01/23(c)		150	150,000
4.50%, 05/15/23	EUR	346	384,280
5.88%, 05/15/23(c)	USD	33	32,917
6.13%, 04/15/25(c)(h)		813	824,602
5.50%, 11/01/25(c)(h)		152	155,800
9.00%, 12/15/25(c)(h)		501	539,682
5.75%, 08/15/27(c)		145	153,700

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
7.00%, 01/15/28(c)	USD	366	$376,980
5.00%, 01/30/28(c)		214	201,479
6.25%, 02/15/29(c)(h)		529	531,645
7.25%, 05/30/29(c)(h)		498	522,900
5.25%, 01/30/30(c)		260	246,675
Catalent Pharma Solutions, Inc.:
4.88%, 01/15/26(c)		324	328,925
5.00%, 07/15/27(c)		495	513,874
2.38%, 03/01/28	EUR	100	106,265
Charles River Laboratories International, Inc.(c):
5.50%, 04/01/26	USD	365	379,600
4.25%, 05/01/28		188	187,904
CVS Health Corp.(h):
4.75%, 12/01/22		165	178,487
4.10%, 03/25/25		2,355	2,663,369
Elanco Animal Health, Inc., 5.65%, 08/28/28		176	195,149
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(c):
9.50%, 07/31/27		163	172,405
6.00%, 06/30/28		182	117,390
Jaguar Holding Co. II/PPD Development LP(c):
4.63%, 06/15/25		536	545,487
5.00%, 06/15/28(h)		501	512,899
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	114,323
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		100	110,523
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)(h)	USD	1,253	1,285,829
Synlab Bondco PLC(3 mo. Euribor + 4.75%), 4.75%, 07/01/25(d)	EUR	100	112,125

			16,149,200

Producer Durables: Miscellaneous — 0.3%
Boxer Parent Co., Inc.:
6.50%, 10/02/25		100	115,608
7.13%, 10/02/25(c)	USD	388	406,818
9.13%, 03/01/26(c)(h)		601	622,035
Open Text Corp., 3.88%, 02/15/28(c)		411	395,715
Open Text Holdings, Inc., 4.13%, 02/15/30(c)		411	403,807

			1,943,983

Professional Services — 0.3%
ASGN, Inc., 4.63%, 05/15/28(c)		109	106,451
Dun & Bradstreet Corp.(c)(h):
6.88%, 08/15/26		1,062	1,119,412
10.25%, 02/15/27		497	551,670

			1,777,533

Real Estate — 0.4%
China Aoyuan Group Ltd., 7.95%, 02/19/23		450	466,969
China SCE Group Holdings Ltd., 7.25%, 04/19/23		200	198,500
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25		200	211,593
Easy Tactic Ltd., 9.13%, 07/28/22		200	190,793
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	208,437
Logan Property Holdings Co. Ltd., 6.50%, 07/16/23		200	204,750
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	202,042
Prologis LP, 3.75%, 11/01/25(h)		255	292,699
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	208,875
Zhenro Properties Group Ltd., 9.15%, 03/08/22		200	204,250

			2,388,908

Real Estate Management & Development — 2.4%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	111,181
Agile Group Holdings Ltd.:
(5 year CMT + 11.29%), 7.88%(k)(l)	USD	200	196,438
6.70%, 03/07/22		250	256,297

Security		Par (000)	Value

Real Estate Management & Development (continued)
Central China Real Estate Ltd.:
6.88%, 08/08/22	USD	200	$197,750
7.25%, 04/24/23		200	197,412
7.65%, 08/27/23		245	242,261
China Aoyuan Group Ltd., 7.50%, 05/10/21		200	202,486
China Evergrande Group:
8.25%, 03/23/22		200	184,125
9.50%, 04/11/22		200	187,810
11.50%, 01/22/23		450	425,416
12.00%, 01/22/24		250	229,422
China SCE Group Holdings Ltd., 7.38%, 04/09/24		200	196,438
CIFI Holdings Group Co. Ltd.:
7.63%, 03/02/21		200	203,250
7.63%, 02/28/23		200	210,110
6.55%, 03/28/24		200	205,586
6.45%, 11/07/24		200	203,000
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	121,900
Country Garden Holdings Co. Ltd.:
8.00%, 01/27/24	USD	200	215,804
6.50%, 04/08/24		200	212,125
5.13%, 01/14/27		200	200,501
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(c)		647	674,497
Easy Tactic Ltd.:
8.75%, 01/10/21		200	198,500
8.13%, 02/27/23		200	182,312
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	200,063
11.75%, 04/17/22		200	206,746
Greenland Global Investment Ltd.:
7.25%, 03/12/22		200	203,408
5.60%, 11/13/22		200	196,472
6.25%, 12/16/22		200	200,750
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)		100	100,520
Heimstaden Bostad AB(5 year EUR Swap + 3.67%), 3.25%(k)(l)	EUR	100	107,047
Hopson Development Holdings Ltd., 7.50%, 06/27/22	USD	200	200,302
Howard Hughes Corp., 5.38%, 03/15/25(c)		281	261,499
Kaisa Group Holdings Ltd.:
11.25%, 04/09/22		200	207,688
11.50%, 01/30/23		200	204,442
10.88%, 07/23/23		400	399,375
KWG Group Holdings Ltd.:
7.88%, 08/09/21		200	204,688
7.88%, 09/01/23		200	207,184
7.40%, 03/05/24		200	203,776
Logan Group Co. Ltd.:
7.50%, 08/25/22		200	207,013
6.90%, 06/09/24		200	207,052
5.75%, 01/14/25		200	198,924
New Metro Global Ltd.:
6.50%, 04/23/21		200	200,402
6.80%, 08/05/23		200	201,014
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(c)		69	69,014
Redsun Properties Group Ltd., 9.95%, 04/11/22		200	200,600
RKPF Overseas A Ltd., Class A, 6.70%, 09/30/24		513	519,573
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		200	209,765
10.50%, 03/01/22		200	212,312
Seazen Group Ltd., 6.45%, 06/11/22		200	201,243

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Shimao Group Holdings Ltd.:
6.13%, 02/21/24	USD	200	$211,000
5.60%, 07/15/26		200	210,687
Sunac China Holdings Ltd.:
7.25%, 06/14/22		200	202,301
7.95%, 10/11/23		200	204,375
7.50%, 02/01/24		200	199,875
Times China Holdings Ltd., 6.75%, 07/16/23		313	317,597
Yango Justice International Ltd., 10.00%, 02/12/23		200	206,313
Yuzhou Group Holdings Co. Ltd.:
8.63%, 01/23/22		200	206,679
8.50%, 02/04/23		200	208,000
8.50%, 02/26/24		200	204,250
8.38%, 10/30/24		200	201,813
Zhenro Properties Group Ltd., 8.70%, 08/03/22		200	201,000

			13,359,383

Road & Rail — 0.5%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	200	246,589
Herc Holdings, Inc., 5.50%, 07/15/27(c)	USD	383	383,824
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)		1,615	1,905,630

			2,536,043

Semiconductors & Semiconductor Equipment — 2.4%
AMS AG, 6.00%, 07/31/25(g)	XXX	100	111,226
Analog Devices, Inc.(h) :
3.90%, 12/15/25		375	426,895
3.50%, 12/05/26		275	307,248
Applied Materials, Inc., 3.90%, 10/01/25(h)		285	328,156
Broadcom, Inc.(c):
4.70%, 04/15/25		941	1,060,295
3.15%, 11/15/25		271	288,431
3.46%, 09/15/26(h)		578	619,865
4.11%, 09/15/28(h)		1,594	1,736,700
4.15%, 11/15/30(h)		695	755,244
4.30%, 11/15/32(h)		1,105	1,212,382
Entegris, Inc.(c):
4.63%, 02/10/26		190	192,850
4.38%, 04/15/28		231	235,042
Microchip Technology, Inc.:
2.67%, 09/01/23(c)		1,038	1,068,395
1.63%, 02/15/25(o)		86	191,841
4.25%, 09/01/25(c)(h)		1,145	1,152,286
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		33	34,593
ON Semiconductor Corp., 1.00%, 12/01/20(o)		274	318,500
Qorvo, Inc.:
5.50%, 07/15/26		234	243,360
4.38%, 10/15/29(c)		320	327,706
Qualcomm, Inc., 3.45%, 05/20/25(h)		1,570	1,749,906
Sensata Tech, Inc., 4.38%, 02/15/30(c)		190	188,100
Sensata Technologies BV(c):
5.63%, 11/01/24		229	242,740
5.00%, 10/01/25(h)		324	344,963

			13,136,724

Software — 1.8%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)(h)		696	725,058
Castle US Holding Corp., 9.50%, 02/15/28(c)		534	493,950
CDK Global, Inc.:
4.88%, 06/01/27(h)		627	643,271
5.25%, 05/15/29(c)		138	143,302
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)(h)		1,047	1,088,880

Security		Par (000)	Value

Software (continued)
MSCI, Inc.(c):
4.00%, 11/15/29	USD	83	$84,660
3.63%, 09/01/30		84	83,580
3.88%, 02/15/31(h)		717	731,340
Nuance Communications, Inc., 5.63%, 12/15/26		303	315,120
PTC, Inc.(c):
3.63%, 02/15/25		164	162,770
4.00%, 02/15/28		187	185,152
RP Crown Parent LLC, 7.38%, 10/15/24(c)(h)		758	756,105
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)(h)		2,213	2,251,727
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(c)		292	294,920
SS&C Technologies, Inc., 5.50%, 09/30/27(c)(h)		1,814	1,840,557
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		243	249,075
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(c)		200	197,000

			10,246,467

Specialty Retail — 0.6%
Asbury Automotive Group, Inc.(c):
4.50%, 03/01/28		87	84,390
4.75%, 03/01/30		85	82,875
Gap, Inc., 8.88%, 05/15/27(c)		160	171,187
Group 1 Automotive, Inc., 5.00%, 06/01/22		155	154,034
IAA, Inc., 5.50%, 06/15/27(c)		372	383,763
L Brands, Inc.:
6.88%, 07/01/25(c)		277	286,003
6.88%, 11/01/35		401	333,592
6.75%, 07/01/36		71	58,220
Penske Automotive Group, Inc., 5.50%, 05/15/26		32	31,920
PetSmart, Inc.(c)(h):
7.13%, 03/15/23		328	323,369
5.88%, 06/01/25		903	904,693
Staples, Inc., 7.50%, 04/15/26(c)(h)		583	458,092

			3,272,138

Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp.(c):
7.13%, 06/15/24(h)		638	660,928
5.85%, 07/15/25		384	441,293
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(h)		375	432,852
NCR Corp.(c):
5.75%, 09/01/27		220	220,000
6.13%, 09/01/29		105	104,737
Presidio Holdings, Inc., 4.88%, 02/01/27(c)		278	271,745
Western Digital Corp., 4.75%, 02/15/26(h)		459	474,354

			2,605,909

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 5.38%, 05/15/25(c)		123	124,384
Levi Strauss & Co.:
5.00%, 05/01/25(c)		184	184,692
5.00%, 05/01/25		49	49,184
William Carter Co., 5.63%, 03/15/27(c)		160	164,800

			523,060

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(c)		149	141,550

Transportation Infrastructure — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)		200	177,840

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation Infrastructure (continued)
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(k)(l)	EUR	100	$105,045
Heathrow Finance PLC, 4.13%, 09/01/29	GBP	100	115,422
Rumo Luxembourg Sarl, 5.88%, 01/18/25(c)	USD	241	254,255
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)(h)		435	476,069

			1,128,631

Utilities — 0.2%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(c)		240	228,145
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	100	114,906
Vistra Operations Co. LLC(c):
3.55%, 07/15/24	USD	6	6,192
5.50%, 09/01/26		8	8,164
5.63%, 02/15/27		422	433,120
5.00%, 07/31/27		158	159,777

			950,304

Wireless Telecommunication Services — 2.3%
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(c)	USD	300	306,801
Iron mountain, Inc., 3.00%, 01/15/25	EUR	100	109,332
Millicom International Cellular SA, 5.13%, 01/15/28	USD	275	275,687
Rogers Communications, Inc., 5.00%, 03/15/44(h)		545	695,894
SBA Communications Corp.(h):
4.88%, 09/01/24		1,195	1,223,381
3.88%, 02/15/27(c)		1,248	1,243,320
Sprint Capital Corp.:
6.88%, 11/15/28(h)		805	980,087
8.75%, 03/15/32		243	347,794
Sprint Corp.(h):
7.88%, 09/15/23		519	584,524
7.13%, 06/15/24		626	706,842
7.63%, 02/15/25		159	183,446
7.63%, 03/01/26		552	651,564
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(c)(h)		163	164,479
T-Mobile USA, Inc.:
6.38%, 03/01/25(h)		282	289,755
6.50%, 01/15/26		227	237,240
4.50%, 02/01/26(h)		498	503,956
4.75%, 02/01/28(h)		479	506,016
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		112	105,840
VICI Properties LP/VICI Note Co., Inc.(c):
3.50%, 02/15/25		387	363,780
4.25%, 12/01/26(h)		1,246	1,193,045
3.75%, 02/15/27		411	386,340
4.63%, 12/01/29		498	485,550
4.13%, 08/15/30(h)		1,102	1,051,032
Vodafone Group PLC(5 year EUR Swap + 2.67%), 3.10%, 01/03/79(k)	EUR	100	112,350
VTR Comunicaciones SpA, 5.13%, 01/15/28(c)(g)	USD	205	209,203

			12,917,258

Total Corporate Bonds — 79.0% (Cost — $440,053,265)			441,488,920

Security		Par (000)	Value

Floating Rate Loan Interests(d) — 44.8%

Aerospace & Defense — 0.9%
Bleriot US Bidco, Inc.,:
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26	USD	39	$37,675
Term Loan B, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		251	241,114
Dynasty Acquisition Co., Inc.,:
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		977	831,557
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		1,817	1,546,698
TransDigm, Inc.,:
2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25		2,113	1,895,323
2020 Term Loan G, (1 mo. LIBOR + 2.25%), 2.43%, 08/22/24		409	368,638

			4,921,005

Air Freight & Logistics — 0.2%
WestJet Airlines Ltd., Term Loan B, 0.00%, 12/11/26(p)		1,339	1,070,468

Airlines — 0.4%
American Airlines, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 01/29/27		65	48,697
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/23		973	774,361
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.18%, 04/28/23		415	326,769
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/12/24		294	287,385
Mileage Plus Holdings LLC, 2020 Term Loan B, 1.00%, 06/25/27		1,003	995,056

			2,432,268

Auto Components — 0.9%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		849	809,124
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		2,350	2,232,035
USI, Inc.,:
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.31%, 05/16/24		1,506	1,425,778
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.31%, 12/02/26		85	81,968
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.07%, 02/05/26		615	582,672

			5,131,577

Banks — 0.3%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		1,457	1,393,342

Building Materials — 0.1%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 07/10/26		819	794,362

Building Products — 0.4%
CPG International, Inc., 2017 Term Loan, 0.00%, 05/05/24(p)		590	583,097
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		1,625	1,563,184

			2,146,281

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets — 0.5%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 0.00%, 04/09/27(p)	USD	1,422	$1,379,021
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 04/12/24(a)		286	268,409
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		465	437,960
Travelport Finance (Luxembourg) Sarl,:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 9.31%, 05/28/27		410	116,440
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.07%, 05/29/26		894	584,628

			2,786,458

Chemicals — 1.7%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		1,364	1,310,587
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		1,057	1,034,587
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 2.06%, 06/01/24		730	697,211
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 05/16/24		1,369	1,307,137
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		260	248,406
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/03/25		342	322,255
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		350	323,106
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(a)		563	537,892
Illuminate Buyer LLC, Term Loan, 1.00%, 06/16/27(p)		892	876,978
Invictus US LLC,:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.78%, 03/28/25		344	316,880
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		135	106,875
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.81%, 03/01/26		800	761,303
momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		431	402,877
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 3.69%, 10/14/24		998	915,651
Starfruit Finco BV, 2018 USD Term Loan B, 1.00%, 10/01/25(p)		118	110,142

			9,271,887

Commercial Services & Supplies — 1.7%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		1,037	1,023,574
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 03/11/25		375	352,989
Asurion LLC,:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.68%, 08/04/25		570	565,725
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 3.18%, 08/04/22		221	214,490
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/23		1,765	1,704,833
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/24		384	369,996

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Creative Artists Agency LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/27/26	USD	858	$809,866
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		829	760,030
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		189	173,693
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		309	299,599
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		166	120,282
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		448	424,102
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		868	832,570
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 2.68%, 11/01/26(a)		157	152,494
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25		1,086	1,046,838
West Corp.,:
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		974	827,082
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/24		98	81,789

			9,759,952

Communications Equipment — 0.1%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		689	669,760

Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.37%, 06/21/24		1,116	1,018,314
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		128	121,174
SRS Distribution, Inc., 2018 1st Lien Term Loan, 0.00%, 05/23/25(p)		867	817,251

			1,956,739

Construction Materials — 0.8%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/27		656	624,103
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		2,007	1,907,040
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/29/25(a)		950	902,292
Forterra Finance LLC, 2017 Term Loan B, 0.00%, 10/25/23(p)		837	812,029

			4,245,464

Containers & Packaging — 0.7%
Berry Global, Inc., Term Loan W, (1 mo. LIBOR + 2.00%), 2.18%, 10/01/22		1,595	1,550,427
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24		1,071	958,634
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.43%, 12/29/23		1,050	1,001,514
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 07/31/26		139	133,632

			3,644,207

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors — 0.2%
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 4.58%, 08/28/24	USD	1,334	$996,308

Diversified Consumer Services — 1.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		204	199,834
APX Group, Inc., 2020 Term Loan, (PRIME + 4.00%), 6.21%, 12/31/25		62	57,752
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		773	734,139
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		1,161	1,081,776
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 3.25%, 11/07/23		786	760,932
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 07/12/25		968	864,265
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/24		410	394,428
Serta Simmons Bedding, LLC, :
2020 Super Priority First Out Term Loan, 1.00%, 08/10/23(p)		190	186,249
2020 Super Priority Second Out Term Loan, (2 mo. LIBOR + 7.50%), 8.50%, 08/10/23		255	212,621
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 03/19/26		670	647,825
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 07/13/23		852	809,657

			5,949,478

Diversified Financial Services — 1.0%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 5.18%, 07/31/26		623	574,768
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 04/04/24		1,728	1,666,343
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.43%, 11/18/24		344	330,856
Credito Real SAB de CV, Term Loan B, (3 mo. LIBOR + 3.75%), 4.12%, 02/17/23(a)		35	31,150
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 5.07%, 02/07/25		610	571,398
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		693	589,820
SMG US Midco 2, Inc., 2020 Term Loan, (1 mo. LIBOR + 2.50%), 6.20%, 01/23/25(a)		540	474,912
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.56%, 07/30/25(a)		147	136,279
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/28/27		897	863,749
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.68%, 04/30/28		600	564,876

			5,804,151

Diversified Telecommunication Services — 0.7%
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		657	627,211
Iridium Satellite LLC, Term Loan, 0.00%, 11/04/26(p)		728	712,692

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27	USD	566	$534,470
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		1,006	961,697
Northwest Fiber LLC, Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 05/21/27(a)		369	365,310
TDC A/S, EUR Term Loan, (EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	890,540

			4,091,920

Electric Utilities — 0.3%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25	USD	1,228	1,204,975
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)		780	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 1.94%, 12/31/25		602	580,388

			1,785,363

Energy Equipment & Services — 0.3%
Gates Global LLC, 2017 USD Repriced Term Loan B, 0.00%, 04/01/24(p)		1,476	1,418,371
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		527	512,239

			1,930,610

Equity Real Estate Investment Trusts (REITs) — 0.5%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 08/09/26(a)		262	242,086
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 08/21/25		839	787,861
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/11/24		248	232,650
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 12/20/24		1686	1,567,520

			2,830,117

Food & Staples Retailing — 0.4%
Hearthside Food Solutions LLC,:
2018 Incremental Term Loan, 0.00%, 05/23/25(p)		506	482,179
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.87%, 05/23/25		269	255,043
US Foods, Inc.,:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 06/27/23		1,080	1,012,978
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.07%, 09/13/26		404	375,673

			2,125,873

Food Products — 1.2%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 10/01/25		463	447,690
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.68%, 10/10/26		73	72,117
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23		1,627	1,560,765
Froneri International Ltd., :
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.93%, 01/31/28		87	82,433
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 01/29/27		2,140	2,007,420

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.01%, 08/03/25	USD	427	$411,068
JBS USA LUX SA, 2019 Term Loan B, (2 mo. LIBOR + 2.00%), 3.07%, 05/01/26		115	109,311
Pathway Vet Alliance LLC,(p):
2020 Delayed Draw Term Loan, 1.00%, 03/31/27		18	17,056
2020 Term Loan, 1.00%, 03/31/27		216	209,863
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/23		2,122	2,021,749

			6,939,472

Health Care Equipment & Supplies — 0.5%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21		1,167	1,120,162
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 3.50%, 09/24/24		264	196,641
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		1,462	1,364,364

			2,681,167

Health Care Providers & Services — 1.2%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		334	320,183
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 06/07/23		961	923,918
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		547	531,263
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/06/25		286	254,287
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		904	589,542
EyeCare Partners LLC,:
2020 Delayed Draw Term Loan, 1.00%, 02/18/27		—	—
2020 Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 02/05/27		520	466,830
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		817	789,677
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/06/26		862	835,820
HCA, Inc.,:
Term Loan B12, (1 mo. LIBOR + 1.75%), 1.93%, 03/13/25		262	256,623
Term Loan B13, (1 mo. LIBOR + 1.75%), 1.93%, 03/18/26		763	745,059
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		147	139,125
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22		521	427,541
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24		350	266,899

			6,546,767

Health Care Services — 0.3%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/24/26(a)		1,147	1,109,443

Security		Par (000)	Value

Health Care Services (continued)
WP CityMD Bidco LLC, 2019 Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.15%, 08/13/26	USD	681	$669,230

			1,778,673

Health Care Technology — 0.3%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		1,597	1,530,505
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 10/10/25		271	257,905

			1,788,410

Hotels, Restaurants & Leisure — 2.0%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 11/19/26		1,008	953,422
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		282	243,671
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		434	429,660
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 2.86%, 10/19/24		367	347,888
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.36%, 09/15/23		398	373,402
Caesars Resort Collection LLC,:
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 12/23/24		1,363	1,208,350
2020 Term Loan, 1.00%, 06/19/25(p)		1,448	1,358,412
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 08/08/21		432	418,306
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 11/30/23		553	522,999
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.31%, 03/13/25		49	39,506
Golden Nugget LLC, 2017 Incremental Term Loan B, 0.00%, 10/04/23(p)		749	591,563
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(a)		80	79,699
IRB Holding Corp, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		880	810,828
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 04/03/25		501	478,795
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		163	136,981
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		488	487,190
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 3.20%, 08/14/24		364	320,898
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		631	626,277
Station Casinos LLC, 2020 Term Loan B, 0.00%, 02/08/27(p)		848	769,663
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 07/31/26		1,018	973,278
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 05/30/25		204	191,720

			11,362,508

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables — 0.1%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 02/04/27	USD	704	$677,446

Independent Power and Renewable Electricity Producers — 0.4%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/25		897	862,322
Calpine Corp.,:
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		993	953,415
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.43%, 04/05/26		273	263,070

			2,078,807

Industrial Conglomerates — 0.7%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21		461	419,902
Vertical US Newco Inc, USD Term Loan B, 1.00%, 07/01/27(a)(p)		744	732,840
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 03/02/27		3,171	2,988,717

			4,141,459

Insurance — 1.4%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 05/09/25		1,341	1,268,578
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 05/09/25		287	273,045
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		1,186	1,149,827
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27		169	165,206
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		547	522,404
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/02/24		866	828,012
Hub International Ltd.,:
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.02%, 04/25/25		1,101	1,045,058
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		705	692,051
Sedgwick Claims Management Services, Inc.,:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26		626	599,749
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		382	369,902
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		1,250	1,177,549

			8,091,381

Interactive Media & Services — 0.3%
Ancestry.com Operations Inc., 2019 Extended Term Loan B, (1 mo. LIBOR + 4.25%), 5.25%, 08/27/26		294	277,738
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/23(a)		951	908,189
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		136	129,445

Security		Par (000)	Value

Interactive Media & Services (continued)
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24	USD	440	$417,802

			1,733,174

IT Services — 1.6%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 10/30/26		1,809	1,749,557
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 06/01/22		874	854,648
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 11/27/24		374	360,881
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 7.59%, 08/01/25		273	116,593
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/01/23		1,661	1,595,366
Presidio, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.27%, 01/22/27		320	307,734
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		1,241	1,075,208
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 11/16/26		1,440	1,374,403
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/26		1,599	1,528,090

			8,962,480

Life Sciences Tools & Services — 0.7%
Albany molecular Research, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/30/25		130	123,565
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		1,063	1,039,348
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		2,676	2,608,216

			3,771,129

Machinery — 0.5%
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 01/31/24(a)		59	56,638
Ingersoll-Rand Global Holding Co. Ltd., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		873	828,631
Terex Corp., 2019 Term Loan B1, (3 mo. LIBOR + 2.75%), 3.50%, 01/31/24(a)		116	113,227
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		2,189	1,996,360

			2,994,856

Media — 5.3%
Altice Financing SA,(p):
2017 Term Loan B, 1.00%, 07/15/25		447	422,376
USD 2017 1st Lien Term Loan, 0.00%, 01/31/26		539	507,234
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		1,352	1,297,341
Cable One, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 05/01/24		126	122,705
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.93%, 04/30/25		1,626	1,563,873
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		2,352	2,126,199

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26	USD	3,968	$3,722,196
CSC Holdings LLC,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 07/17/25		661	623,455
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		1,018	963,627
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		166	134,322
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.42%, 02/07/24		684	660,213
Intelsat Jackson Holdings SA,:
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		145	144,004
2020 DIP Term Loan, (UNFND + 3.60%), 5.05%, 07/14/21(p)		36	36,887
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 3.43%, 12/01/23		1,795	1,336,026
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.19%, 10/15/26		409	404,910
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.43%, 03/24/25		529	498,747
Live Nation Entertainment, Inc., Term Loan B4, 0.00%, 10/17/26(p)		1,005	920,993
MH Sub I LLC,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.57%, 09/13/24		1,641	1,576,347
2020 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.06%, 09/13/24		289	278,162
Midcontinent Communications, 2019 Term Loan B, (PRIME + 1.75%), 2.96%, 08/15/26(a)		262	249,761
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 2.92%, 09/18/26		511	485,045
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 03/03/25		1,317	941,370
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24		953	907,359
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.43%, 01/03/24		227	215,930
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		1,025	975,062
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(a)		1,480	1,424,044
UFC Holdings LLC, 2019 Term Loan, 0.00%, 04/29/26(p)		277	264,339
Virgin Media Bristol LLC, USD Term Loan N, 0.00%, 01/31/28(p)		953	908,053
William morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/18/25		1,210	982,859
Zayo Group Holdings, Inc., USD Term Loan, 0.00%, 03/09/27(p)		5,204	4,928,335

			29,621,774

Metals & Mining — 0.3%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.86%, 07/31/25		673	615,473
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 03/08/24		1,560	1,196,579

			1,812,052

Security		Par (000)	Value

Multiline Retail — 0.1%
Neiman Marcus Group Ltd LLC,:
2020 DIP Term Loan, (1 mo. LIBOR + 12.75%), 13.88%, 10/07/20	USD	71	$72,291
2020 Exit Term Loan, 1.00%, 05/08/25(a)(p)		103	104,349
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (PRIME + 5.00%), 8.25%, 10/25/23		353	89,274

			265,914

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc.,:
2018 1st Lien Term Loan, (PRIME + 4.00%), 7.25%, 05/09/25		663	227,467
2020 SP DIP Roll Up Term Loan, 0.00%, 10/21/20(p)		292	289,705

			517,172

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Second Out Term Loan, (3 mo. LIBOR + 10.37%, 1.00% Floor), 11.38%, 12/31/21		600	27,016
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		2	1,881
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 12/13/25		446	425,021
EG Group Ltd., 2018 Term Loan B, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		249	233,477

			687,395

Personal Products — 0.4%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, 0.00%, 10/01/26(p)		2,069	1,976,507

Pharmaceuticals — 1.7%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		860	783,691
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		990	976,498
Elanco Animal Health Incorporated, Term Loan B, 1.00%, 02/04/27(p)		955	908,504
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		885	850,975
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		3,168	3,125,207
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.19%, 06/02/25		2,949	2,861,935

			9,506,810

Professional Services — 0.6%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 02/09/26		443	403,014
Dun & Bradstreet Corp., Term Loan, 0.00%, 02/06/26(p)		2,057	2,000,329
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.86%, 08/04/25		396	286,602
STG-Fairway Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 4.57%, 01/31/27		473	439,691

			3,129,636

Real Estate Management & Development — 0.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 04/18/24		1,022	926,954

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail — 0.4%
Lineage Logistics Holdings LLC, 2018 Term Loan, 0.00%, 02/27/25(p)	USD	1,930	$1,865,792
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/23		656	573,031

			2,438,823

Semiconductors & Semiconductor Equipment — 0.1%
Cabot Microelectronics Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.19%, 11/17/25		467	452,121
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/29/25		346	333,125

			785,246

Software — 7.9%
Applied Systems, Inc.,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/19/24		1,607	1,559,272
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		250	248,436
BMC Software Finance, Inc., 2017 Term Loan, 0.00%, 10/02/25(p)		866	817,040
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/29/27		1,168	1,062,482
Cornerstone OnDemand, Inc., Term Loan B, (2 mo. LIBOR + 4.25%), 5.35%, 04/22/27		495	486,649
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,871	1,804,856
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 4.25%, 05/28/24		496	415,126
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/30/23		492	392,114
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 04/17/26		1,929	1,864,511
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25		2,656	2,591,980
Informatica LLC,:
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25(q)		487	486,391
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		3,256	3,109,479
Kronos, Inc.,:
2017 Term Loan B, 0.00%, 11/01/23(p)		3,667	3,658,471
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		772	771,766
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 09/30/24		1,607	1,561,067
Mitchell International, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24		738	686,775
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 12/01/25		267	236,000
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25		32	30,449
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23		1,653	1,601,002
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 08/01/25		1,414	1,353,591
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/24		1,525	1,476,392
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 03/03/23		1,338	1,289,224

Security		Par (000)	Value

Software (continued)
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22	USD	1,882	$1,835,356
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		582	555,835
SS&C Technologies, Inc.,:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		829	791,605
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		531	505,563
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24		2,422	2,295,165
Tibco Software Inc.,:
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 03/03/28		1,429	1,369,257
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(a)		1,774	1,672,026
Ultimate Software Group, Inc.,:
2020 2nd Lien Incremental Term Loan, 1.00%, 05/03/27		794	805,910
2020 Incremental Term Loan B, 1.00%, 05/04/26(p)		2,457	2,423,609
Term Loan B, 0.00%, 05/04/26(p)		2,364	2,286,198
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25		1,974	1,856,802

			43,900,399

Specialty Retail — 1.1%
Belron Finance US LLC,:
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.26%, 10/30/26		418	402,229
Term Loan B, (3 mo. LIBOR + 2.50%), 2.93%, 11/13/25		183	176,569
USD Term Loan B, (3 mo. LIBOR + 2.50%), 2.97%, 11/07/24		743	716,018
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 5.18%, 06/23/25	GBP	1,000	1,193,873
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26	USD	287	273,287
MED ParentCo LP,:
1st Lien Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		118	106,512
1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		673	607,061
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/18/21		538	483,621
PetSmart, Inc., Term Loan B2, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/11/22		1,877	1,849,473
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		385	352,871

			6,161,514

Technology Hardware, Storage & Peripherals — 0.2%
Electronics for Imaging, Inc., Term Loan, 0.00%, 07/23/26(a)(p)		531	414,420
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 1.92%, 04/29/23		822	798,469

			1,212,889

Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, 0.00%, 05/23/25(p)		1,172	1,085,062

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors — 0.2%
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 10/17/23	USD	1,077	$1,038,855

Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/28/24		786	760,299

Wireless Telecommunication Services — 1.0%
Ligado Networks LLC, PIK Exit Term Loan (12.20% Cash or 9.75% PIK), 0.00%, 12/07/20(i)		102	90,282
SBA Senior Finance II LLC, 2018 Term Loan B, 0.00%, 04/11/25(p)		1,080	1,037,280
T-Mobile USA, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 04/01/27		2,874	2,867,792
Xplornet Communications, Inc., 2020 Term Loan B, 0.00%, 05/29/27(p)		1,550	1,476,375

			5,471,729

Total Floating Rate Loan Interests — 44.8% (Cost — $263,780,758)			250,584,349

Foreign Agency Obligations — 4.0%

Bahrain — 0.1%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		400	445,000

Colombia — 0.4%
Colombia Government International Bond:
8.13%, 05/21/24		238	285,674
4.50%, 01/28/26(h)		1,354	1,474,591
3.88%, 04/25/27		200	211,938

			1,972,203

Dominican Republic — 0.1%
Dominican Republic International Bond:
5.50%, 01/27/25		159	160,690
5.95%, 01/25/27		491	493,915

			654,605

Egypt — 0.3%
Egypt Government International Bond:
5.75%, 05/29/24(c)		215	215,941
5.88%, 06/11/25		335	337,931
7.60%, 03/01/29		816	830,790
8.50%, 01/31/47(c)		321	313,777

			1,698,439

Iceland — 0.6%
Iceland Government International Bond, 5.88%, 05/11/22		3,030	3,266,369

Indonesia — 0.3%
Indonesia Government International Bond:
4.75%, 01/08/26		595	671,048
4.10%, 04/24/28(h)		650	720,891
5.35%, 02/11/49(h)		200	259,313

			1,651,252

Mexico — 0.2%
Mexico Government International Bond, 4.15%, 03/28/27(h)		1,052	1,128,796

mongolia — 0.1%
mongolia Government International Bond, 8.75%, 03/09/24		250	269,375

Security		Par (000)	Value

Panama — 0.1%
Panama Government International Bond, 3.16%, 01/23/30(h)	USD	699	$752,736

Paraguay — 0.1%
Paraguay Government International Bond(c):
4.95%, 04/28/31		300	333,000
5.40%, 03/30/50		200	226,812

			559,812

Peru — 0.1%
Peruvian Government International Bond, 2.78%, 01/23/31		609	649,651

Portugal — 0.7%
Portugal Government International Bond, 5.13%, 10/15/24(c)		3,190	3,709,077

Qatar — 0.3%
Qatar Government International Bond:
4.50%, 04/23/28		690	813,337
4.00%, 03/14/29(c)(h)		710	816,500

			1,629,837

Russia — 0.2%
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26		600	682,800
4.25%, 06/23/27		600	669,600

			1,352,400

Saudi Arabia — 0.2%
Saudi Government International Bond, 4.50%, 04/17/30		1,035	1,220,265

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		200	211,687

Sri Lanka — 0.1%
Sri Lanka Government International Bond:
6.85%, 03/14/24		200	138,000
6.35%, 06/28/24		200	138,000
7.85%, 03/14/29		400	260,000
7.55%, 03/28/30		200	128,500

			664,500

Ukraine — 0.1%
Ukraine Government International Bond:
7.75%, 09/01/22		118	123,015
8.99%, 02/01/24		200	215,000
9.75%, 11/01/28		236	269,630

			607,645

Total Foreign Agency Obligations — 4.0% (Cost — $21,575,614)			22,443,649

		Shares

Investment Companies — 1.3%

Fixed Income Funds — 1.3%
Invesco Senior Loan ETF		197,601	4,218,781
iShares iBoxx $ Investment Grade Corporate Bond ETF(u)		20,000	2,690,000

Total Investment Companies — 1.3% (Cost — $6,966,023)			6,908,781

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 1.8%

Collateralized Mortgage Obligations — 0.9%
Alternative Loan Trust, Series 2007-19, Class 1A1, 6.00%, 08/25/37	USD	695	$514,041
Countrywide Alternative Loan Trust:
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		1,646	1,328,731
Series 2006-J8, Class A5, 6.00%, 02/25/37		2,282	1,458,731
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 09/25/35		23	234,345
Series 2006-17, Class A2, 6.00%, 12/25/36		863	573,398
Series 2007-HY5, Class 3A1, 3.85%, 09/25/37(e)		595	528,773
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.87%, 10/25/35(e)		460	339,659

			4,977,678

Commercial Mortgage-Backed Securities — 0.9%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(c)(e)		4,830	5,118,081

Total Non-Agency Mortgage-Backed Securities — 1.8% (Cost — $10,061,360)			10,095,759

		Beneficial Interest (000)

Other Interests(r) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(a)(b)(j)		1,000	10

IT Services — 0.0%
Millennium Corp.(a)(b)		918	—
Millennium Lender Claims(a)(b)		861	—

Total Other Interests — 0.0% (Cost — $—)			10

		Par (000)

Preferred Securities

Capital Trusts — 6.9%

Banks — 1.2%
Banco Mercantil del Norte SA, 6.75%(c)(d)(k)(l)	USD	396	373,787
Bank of East Asia Ltd., 5.88%(k)(l)	HKD	250	241,050
Bankia SA, 6.38%(k)(l)	EUR	200	212,026
Burgan Bank SAK, 5.75%(k)(l)	KWD	250	242,031
Capital One Financial Corp., Series E, 4.15%(d)(h)(l)	USD	3,000	2,445,000
CIT Group, Inc., Series A, 5.80%(k)(l)		235	180,804
Nanyang Commercial Bank Ltd., 5.00%(k)(l)	EUR	200	194,813
TMB Bank PCL, 4.90%(k)(l)	USD	250	231,094
Wells Fargo & Co.,(h)(k)(l):
Series S, 5.90%		1,500	1,481,363
Series U, 5.88%		968	1,006,110

			6,608,078

Capital Markets — 0.7%
China Cinda Asset Management Co. Ltd., 4.45%(k)(l)	CNY	200	200,625
Goldman Sachs Group, Inc., Series M, 4.37%(h)(k)(l)	USD	1,730	1,585,891
morgan Stanley, Series H, 3.89%(h)(k)(l)		2,546	2,291,282

			4,077,798

Security		Par (000)	Value

Diversified Financial Services — 3.8%
Bank of America Corp.,(h)(k)(l):
Series AA, 6.10%	USD	1,038	$1,095,090
Series DD, 6.30%		215	238,590
Series U, 5.20%		1,250	1,205,090
Series X, 6.25%		1,929	1,996,650
Series Z, 6.50%		143	153,676
BNP Paribas SA, 4.50%(c)(k)(l)		205	179,631
Credit Agricole SA, 6.50%(k)(l)	EUR	100	114,228
Credit Suisse Group AG(k)(l):
5.10%(c)	USD	200	189,500
6.25%		200	208,336
6.38%(c)(h)		495	502,673
HBOS Capital Funding LP, 6.85%(l)		100	101,090
HSBC Holdings PLC(h)(k)(l):
6.00%		415	412,406
6.25%(d)		695	689,788
JPMorgan Chase & Co.,(h)(k)(l):
Series 1, 4.23%		146	132,904
Series FF, 5.00%		1,345	1,286,493
Series HH, 4.60%		570	508,725
Series R, 6.00%		120	120,900
Series S, 6.75%		160	172,000
Series U, 6.13%		6,690	6,827,145
Series V, 3.62%		4,060	3,582,950
Royal Bank of Scotland Group PLC(h)(k)(l):
6.00%		1,185	1,200,405
8.63%		200	207,950
Woori Bank, 4.25%(k)(l)	KRW	250	249,531

			21,375,751

Diversified Telecommunication Services — 0.1%
Telefonica Europe BV(k)(l):
4.38%	EUR	100	115,720
5.88%		100	121,066

			236,786

Electric Utilities — 0.4%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(h)(k)	USD	1,750	1,907,142

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	111,784

Insurance — 0.7%
Achmea BV, 4.63%(k)(l)		200	217,307
Heungkuk Life Insurance Co. Ltd., 4.48%(k)(l)		200	188,125
Voya Financial, Inc., 5.65%, 05/15/53(h)(k)		3,500	3,526,250

			3,931,682

Oil, Gas & Consumable Fuels — 0.0%
BP Capital Markets PLC, 3.25%(k)(l)		100	112,814
Naturgy Finance BV, 3.38%(k)(l)		100	112,631

			225,445

Utilities — 0.0%
Electricite de France SA, 3.00%(k)(l)		200	214,067

Total Capital Trusts — 6.9%			38,688,533

		Shares

Preferred Stocks — 1.8%

Banks — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $132,662), 0.00%(c)(s)		135,568	13,123

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Capital Markets — 1.8%
Goldman Sachs Group, Inc., Series J, 5.50%(k)(l)		202,526	$5,144,161
morgan Stanley,(k)(l):
Series F, 6.88%		120	3,189,600
Series K, 5.85%		53	1,370,732

			9,704,493

Total Preferred Stocks — 1.8%			9,717,616

Trust Preferred — 0.4%

Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 6.18%, 02/15/40(k)		105,753	2,370,982

Total Trust Preferreds — 0.4%			2,370,982

Total Preferred Securities — 9.1% (Cost — $52,343,714)			50,777,131

		Par (000)

U.S. Government Sponsored Agency Securities — 10.9%

Collateralized Mortgage Obligations — 0.3%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.18%, 10/25/29(d)	USD	1,600	1,609,149

Interest Only Collateralized Mortgage Obligations — 0.2%
Freddie Mac Mortgage-Backed Securities, Series K042, Class X1, 1.17%, 12/25/24(e)		33,605	1,336,286

Mortgage-Backed Securities — 10.4%
Fannie Mae Mortgage-Backed Securities, 5.00%, 07/01/20 - 08/01/23(h)		24	24,886
Freddie Mac Mortgage-Backed Securities, 3.50%, 07/01/49(h)		3,810	4,078,582
Uniform Mortgage-Backed Securities, 2.50%, 07/01/50 - 08/01/50(t)		52,000	54,066,287

			58,169,755

Total U.S. Government Sponsored Agency Securities — 10.9% (Cost — $60,767,217)			61,115,190

U.S. Treasury Obligations — 3.1%
U.S. Treasury Bonds, 2.88%, 05/15/49(h)		1,350	1,826,402
U.S. Treasury Notes(h):
2.75%, 04/30/23		8,000	8,580,000
2.75%, 08/31/25	USD	6,150	6,916,588

Total U.S. Treasury Obligations — 3.1% (Cost — $15,441,361)			17,322,990

		Shares

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		2,542	—

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co., (Expires 06/30/23) (b)		12,030	44,992

Total Warrants — 0.0% (Cost — $51,609)			44,992

Total Long-Term Investments — 159.1% (Cost — $908,349,077)			889,593,720

Security		Par (000)	Value

Short-Term Securities — 0.3%

U.S. Treasury Obligations— 0.3%
U.S. Treasury Bills, 2.75%, 09/30/20(h)	USD	1,600	$1,610,214

Total Short-Term Securities — 0.3% (Cost — $1,599,462)			1,610,214

Total Investments Before TBA Sale Commitments — 159.4% (Cost — $909,948,539)			891,203,934

		Shares

TBA Sale Commitments — (4.8%)

Mortgage-Backed Securities — (4.8%)
Uniform Mortgage-Backed Securities, 2.50%, 08/01/50(t)	USD	26,000	(27,003,437)

Total TBA Sale Commitments—(4.8)% (Proceeds — $26,838,848)			(27,003,437)

Total Investments, Net of TBA Sale Commitments — 154.6% (Cost — $883,109,691)			864,200,497

Liabilities in Excess of Other Assets — (54.6)%			(305,053,973)

Net Assets — 100.0%			$559,146,524

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	When-issued security.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Perpetual security with no stated maturity date.
(m)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(n)	Zero-coupon bond.
(o)	Convertible security.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Fixed rate.
(r)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(s)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $13,123, representing less than 0.00% of its net assets as of period end, and an original cost of $132,662.

(t)	Represents or includes a TBA transaction.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

(u)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Par/ Shares Held at 12/31/19	Par/ Shares Purchased	Par/ Shares Sold		Par/ Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,358,645	—	(1,358,645	)(c)	—	$—	$18,063	$—	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	20,000	—		20,000	2,690,000	6,438	—	150,612

						$2,690,000	$24,501	$—	$150,612

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents net shares purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	0.95%	06/21/19	Open	$2,902,500	$2,962,517	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.95	06/21/19	Open	1,483,125	1,513,793	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.95	06/21/19	Open	581,788	593,589	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/21/19	Open	226,188	231,299	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/21/19	Open	993,200	1,015,645	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/21/19	Open	944,843	965,956	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/21/19	Open	590,008	603,341	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/21/19	Open	2,421,969	2,475,099	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,776,250	1,813,210	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	993,431	1,014,102	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	392,531	400,699	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,455,000	1,485,275	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,434,125	1,463,966	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,493,888	1,524,972	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	654,063	667,672	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,528,788	1,560,598	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	407,531	416,011	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	154,635	157,853	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	256,275	261,608	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	386,250	394,287	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	288,563	294,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	680,231	694,385	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,110,819	1,133,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	275,224	281,240	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	263,313	268,791	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	285,938	291,887	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	1,218,544	1,243,899	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	430,650	439,611	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	370,781	378,496	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	843,750	861,307	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	162,350	165,728	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	134,925	137,732	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.45	06/21/19	Open	343,350	350,494	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	07/16/19	Open	569,250	580,283	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.15	07/17/19	Open	6,512,000	6,602,224	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	0.15	07/17/19	Open	8,316,000	8,431,218	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	1.30	08/26/19	Open	1,682,738	1,713,284	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.15	08/27/19	Open	1,636,000	1,659,221	U.S. Treasury Obligations_ST	Open/Demand
RBC Capital Markets, LLC	0.10	08/29/19	Open	264,128	266,146	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.15	08/29/19	Open	643,125	653,779	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	419,543	427,028	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	535,301	544,852	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	08/29/19	Open	1,561,573	1,589,434	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/03/19	Open	1,437,188	1,458,033	Capital Trusts	Open/Demand

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.00%	09/03/19	Open	$1,068,750	$1,084,722	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	09/03/19	Open	1,622,771	1,647,023	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	09/03/19	Open	1,327,775	1,350,393	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	09/03/19	Open	1,081,978	1,100,409	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	09/03/19	Open	509,469	518,147	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/03/19	Open	2,310,000	2,349,350	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	09/03/19	Open	1,226,569	1,247,463	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/04/19	Open	392,201	398,852	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	908,438	921,540	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	3,172,500	3,218,259	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	6,781,988	6,880,044	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	1,504,500	1,526,200	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	3,555,000	3,606,276	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	838,785	850,883	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	1,002,394	1,016,852	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	526,025	533,619	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	3,812,057	3,867,040	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	849,225	861,474	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	288,400	292,564	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	09/04/19	Open	169,744	172,192	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	09/04/19	Open	2,289,375	2,326,291	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	09/09/19	Open	446,500	453,548	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/11/19	Open	986,798	1,003,004	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/16/19	Open	1,105,561	1,123,381	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/16/19	Open	778,500	790,988	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	09/17/19	Open	806,925	818,200	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.05	09/17/19	Open	181,750	184,362	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.05	09/17/19	Open	292,370	296,572	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	103,853	105,301	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	728,850	740,486	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	597,690	607,232	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	855,400	869,057	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	412,539	419,125	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	143,696	145,990	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	788,880	801,475	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	430,320	437,190	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/20/19	Open	575,920	584,867	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	09/20/19	Open	512,513	520,073	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	10/01/19	Open	264,600	268,752	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	10/01/19	Open	844,828	858,084	Corporate Bonds	Open/Demand
J.P. morgan Securities LLC	0.75	10/11/19	Open	200,430	202,514	Corporate Bonds	Open/Demand
J.P. morgan Securities LLC	1.10	10/11/19	Open	446,400	451,835	Corporate Bonds	Open/Demand
J.P. morgan Securities LLC	1.10	10/11/19	Open	862,875	873,830	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/12/19	Open	450,640	456,139	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/15/19	Open	109,385	110,671	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	1,247,063	1,261,882	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	11/15/19	Open	380,190	384,781	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	11/21/19	Open	310,030	313,539	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	12/05/19	Open	553,465	559,246	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	12/17/19	Open	1,048,005	1,057,594	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	12/17/19	Open	2,048,770	2,067,516	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	12/18/19	Open	1,143,000	1,153,390	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	12/18/19	Open	917,975	926,320	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/18/19	Open	321,722	324,908	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/18/19	Open	1,041,074	1,051,383	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.35	12/19/19	Open	903,858	912,994	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	149,425	150,905	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	165,205	166,841	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	334,670	337,984	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/19/19	Open	285,600	288,410	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.30	12/20/19	Open	1,726,231	1,742,885	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.17	01/02/20	Open	1,498,500	1,504,932	U.S. Treasury Obligations	Open/Demand

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.12%	01/08/20	Open	$837,533	$843,974	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.22	01/08/20	Open	1,640,138	1,653,545	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/14/20	Open	760,598	766,285	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/14/20	Open	5,976,413	6,021,103	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	01/14/20	Open	1,009,775	1,018,033	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	01/14/20	Open	1,155,131	1,164,091	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	01/15/20	Open	1,665,343	1,677,310	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/16/20	Open	1,019,655	1,027,628	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/16/20	Open	1,696,500	1,708,983	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	01/16/20	Open	210,938	212,636	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	01/16/20	Open	1,348,200	1,359,053	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	01/16/20	Open	765,475	771,637	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	01/21/20	Open	168,670	169,017	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	01/21/20	Open	1,673,415	1,684,106	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/21/20	Open	581,819	586,186	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/21/20	Open	1,549,083	1,560,711	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/21/20	Open	396,664	399,641	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/21/20	Open	443,438	446,568	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/21/20	Open	536,130	539,915	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/21/20	Open	570,000	574,024	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.30	01/21/20	Open	1,186,868	1,196,043	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.38	01/21/20	Open	835,728	842,487	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	01/22/20	Open	882,000	888,566	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/22/20	Open	313,600	315,795	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	01/23/20	Open	636,380	641,218	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	01/24/20	Open	1,079,520	1,087,520	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	01/27/20	Open	869,938	875,767	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	01/31/20	Open	446,985	448,618	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	01/31/20	Open	393,335	395,709	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	01/31/20	Open	267,890	269,507	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	01/31/20	Open	275,220	276,881	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/06/20	Open	983,678	990,078	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	159,568	160,432	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	178,351	179,317	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	874,278	879,013	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	590,094	593,290	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	1,193,688	1,200,153	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	1,021,138	1,026,669	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/11/20	Open	580,583	583,727	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.09	02/11/20	Open	270,338	271,844	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	158,400	159,289	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	879,675	884,611	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/11/20	Open	938,210	943,474	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.30	02/11/20	Open	350,400	352,522	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	02/12/20	Open	548,368	551,730	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.35	02/12/20	Open	718,815	723,500	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	879,056	883,718	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	799,939	804,181	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	574,291	577,337	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	806,575	810,852	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	878,130	882,787	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	678,510	682,108	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	844,760	849,240	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/13/20	Open	749,875	753,851	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/13/20	Open	707,783	711,671	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/25/20	Open	727,635	731,251	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	02/26/20	Open	128,060	128,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/28/20	Open	611,100	613,853	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/28/20	Open	654,309	657,257	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/28/20	Open	646,905	649,820	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/28/20	Open	669,030	672,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/28/20	Open	549,780	552,257	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.05%	02/28/20	Open	$657,510	$660,472	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/28/20	Open	660,630	663,607	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.50	03/02/20	Open	225,000	225,559	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.00	03/02/20	Open	222,430	223,612	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co.	0.25	03/02/20	Open	176,587	176,931	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.25	03/02/20	Open	397,350	398,125	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.25	03/02/20	Open	288,576	289,139	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.25	03/02/20	Open	253,869	254,364	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.50	03/02/20	Open	221,038	221,652	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co.	0.55	03/02/20	Open	531,421	532,985	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.55	03/02/20	Open	553,155	554,783	Capital Trusts	Open/Demand
Goldman Sachs & Co.	0.60	03/02/20	Open	391,957	393,175	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.60	03/02/20	Open	1,270,074	1,274,022	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	03/09/20	Open	7,341	7,367	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	03/13/20	Open	231,840	232,713	Corporate Bonds	Open/Demand
BoFA Securities, Inc.	(1.25)	03/17/20	Open	101,490	101,116	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	03/18/20	Open	940,275	944,663	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	03/18/20	Open	971,480	976,014	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	80,360	81,085	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	68,693	69,313	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	231,400	233,489	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	71,570	72,216	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	123,840	124,958	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.25	03/23/20	Open	150,590	151,949	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/23/20	Open	85,000	85,153	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	03/24/20	Open	361,950	362,985	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	03/25/20	Open	178,600	179,100	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	118,000	118,204	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	151,000	151,261	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	458,000	458,792	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	110,000	110,190	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	201,000	201,348	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	194,000	194,335	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	139,000	139,240	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/26/20	Open	529,000	529,915	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/01/20	Open	536,705	538,181	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/03/20	Open	47,765	47,908	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/06/20	Open	120,201	120,556	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/06/20	Open	389,003	390,151	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/07/20	Open	555,900	557,327	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/14/20	Open	922,000	924,197	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.55	04/14/20	Open	672,513	674,771	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.55	04/14/20	Open	937,485	940,633	Corporate Bonds	Open/Demand
J.P. morgan Securities LLC	0.75	04/14/20	Open	100,430	100,591	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	2,897,438	2,903,554	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	2,243,138	2,247,873	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	2,191,031	2,195,656	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	678,750	680,183	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	349,966	350,705	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.10	04/15/20	Open	182,440	182,864	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	04/17/20	Open	1,011,051	1,013,579	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	04/17/20	Open	1,384,540	1,390,078	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	04/20/20	Open	3,110,250	3,118,026	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.05	04/22/20	Open	438,863	439,746	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/22/20	Open	581,160	582,330	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/24/20	Open	352,715	353,384	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	04/27/20	Open	204,750	205,132	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	04/27/20	Open	241,380	241,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	04/29/20	Open	662,990	664,303	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	04/30/20	Open	506,606	506,993	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/30/20	Open	644,831	646,197	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	04/30/20	Open	966,219	968,265	Corporate Bonds	Open/Demand

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	0.75%	04/30/20	Open	$106,198	$106,332	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	04/30/20	Open	185,000	185,235	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.75	04/30/20	Open	263,318	263,652	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/08/20	Open	437,876	438,795	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	05/08/20	Open	1,746,360	1,749,111	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.55	05/08/20	Open	1,385,693	1,388,914	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.55	05/08/20	Open	970,323	972,579	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.55	05/08/20	Open	869,678	871,700	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	05/11/20	Open	774,368	775,551	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	05/11/20	Open	613,319	614,274	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	05/12/20	Open	578,588	579,110	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.65	05/12/20	Open	1,091,131	1,092,116	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.40	05/12/20	Open	822,429	824,028	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/12/20	Open	1,207,860	1,210,209	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/12/20	Open	1,366,845	1,369,503	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/12/20	Open	1,015,985	1,017,961	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/12/20	Open	814,196	815,779	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/12/20	Open	625,625	626,841	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.55	05/12/20	Open	1,287,563	1,290,279	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	796,080	798,015	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	670,313	671,942	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	568,688	570,070	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	574,893	576,290	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	644,963	646,530	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	473,688	474,839	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	638,711	640,264	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	508,524	509,760	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	524,288	525,562	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	469,391	470,532	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	529,031	530,317	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	547,393	548,723	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/12/20	Open	641,933	643,493	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	05/15/20	Open	1,169,136	1,170,994	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	05/21/20	Open	677,119	677,620	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/21/20	Open	467,940	468,686	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/21/20	Open	461,213	461,948	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	05/21/20	Open	461,125	461,860	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	05/21/20	Open	429,660	430,345	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	05/21/20	Open	484,270	485,042	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	05/21/20	Open	503,291	504,094	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	05/21/20	Open	922,930	924,402	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	05/22/20	Open	778,365	779,576	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	05/27/20	Open	1,556,143	1,556,947	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	05/28/20	Open	354,149	354,717	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	06/01/20	Open	301,394	301,557	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	317,000	317,370	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	412,070	412,551	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	381,769	382,214	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	387,296	387,748	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	426,883	427,381	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	328,188	328,570	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	375,375	375,813	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	492,240	492,814	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	415,063	415,547	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	370,178	370,609	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	406,568	407,042	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/01/20	Open	394,129	394,589	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	06/01/20	Open	435,870	436,270	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.20	06/01/20	Open	482,813	483,295	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.25	06/01/20	Open	402,620	403,039	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.25	06/01/20	Open	400,514	400,931	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.45	06/01/20	Open	375,445	375,899	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	0.65%	06/04/20	Open	$1,051,131	$1,051,644	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/04/20	Open	1,182,090	1,183,331	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/04/20	Open	1,126,400	1,127,583	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	06/04/20	Open	821,023	821,885	Corporate Bonds	Open/Demand
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	3,977,684	3,978,192	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.23	06/09/20	7/14/20	23,662	23,665	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A.	1.05	06/09/20	Open	685,204	685,623	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/09/20	Open	360,938	361,159	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/09/20	Open	107,200	107,266	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/09/20	Open	603,750	604,120	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	06/10/20	Open	580,168	580,320	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	06/16/20	Open	515,100	515,207	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	06/16/20	Open	571,380	571,511	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	582,168	582,459	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	476,499	476,737	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	520,020	520,280	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	462,223	462,454	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	617,210	617,519	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	448,476	448,700	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	472,938	473,174	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/16/20	Open	367,133	367,316	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	06/19/20	Open	792,743	792,842	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	06/19/20	Open	660,555	660,638	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	06/19/20	Open	2,330,850	2,331,170	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	06/19/20	Open	689,788	689,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.60	06/19/20	Open	1,078,870	1,079,032	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	06/19/20	Open	604,073	604,224	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/19/20	Open	472,536	472,654	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/19/20	Open	514,973	515,101	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	06/19/20	Open	611,780	611,948	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	06/19/20	Open	530,338	530,510	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	06/23/20	Open	408,375	408,479	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	06/29/20	Open	720,188	720,197	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.50	06/29/20	Open	1,058,288	1,058,302	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	06/29/20	Open	615,081	615,091	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.55	06/29/20	Open	637,813	637,822	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.90	06/29/20	Open	956,888	956,911	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	06/29/20	Open	906,395	906,418	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	368,153	368,163	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	525,140	525,155	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	390,930	390,941	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	334,954	334,963	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	473,869	473,882	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	400,640	400,651	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	402,855	402,866	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	509,375	509,389	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	397,843	397,854	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	668,300	668,319	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	406,868	406,879	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	411,446	411,458	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/29/20	Open	472,028	472,041	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.00	06/29/20	Open	441,183	441,195	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.00	06/29/20	Open	529,500	529,515	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/29/20	Open	454,611	454,671	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/29/20	Open	523,500	523,515	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/29/20	Open	501,839	501,853	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/29/20	Open	454,279	454,292	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.20	06/29/20	Open	468,000	468,016	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.20	06/29/20	Open	332,170	332,181	Corporate Bonds	Open/Demand

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	1.30%	06/29/20	Open	$590,818	$590,860	Corporate Bonds	Open/Demand

				$277,450,711	$279,746,784

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts 10-Year U.S. Ultra Note	4	09/21/20	$630	$1,134
2-Year US Treasury Notes	12	09/30/20	2,650	77
90-Day Euro-Dollar	165	12/14/20	41,130	7,147

				8,358

Short Contracts
10-Year U.S. Treasury Note	106	09/21/20	14,752	(46,749)
Long U.S. Treasury Bond	17	09/21/20	3,036	4,160
U.S. Treasury Ultra Bond	109	09/21/20	23,779	(119,044)
5-Year U.S. Treasury Note	484	09/30/20	60,859	(147,923)
90-Day Euro-Dollar	165	12/19/22	41,143	(45,040)

				(354,596)

				$(346,238)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	7,251,000	USD	8,141,949	BNP Paribas S.A.	07/06/20	$5,209
EUR	265,000	USD	297,065	Goldman Sachs International	07/06/20	687
EUR	832,000	USD	934,217	HSBC Bank USA N.A.	07/06/20	611
GBP	4,498,000	USD	5,535,329	JPMorgan Chase Bank N.A.	07/06/20	38,274
GBP	880,000	USD	1,082,346	Standard Chartered Bank	07/06/20	8,087
GBP	655,000	USD	805,696	State Street Bank and Trust Co.	07/06/20	5,933
NZD	86,000	USD	55,303	Bank of America N.A.	07/06/20	194
USD	126,442	GBP	100,000	Deutsche Bank AG	07/06/20	2,529
AUD	6,150,000	NZD	6,567,136	Bank of America N.A.	09/16/20	7,731

						69,255

USD	97,935	EUR	88,000	BNP Paribas S.A.	07/06/20	(941)
USD	110,272	EUR	100,000	JPMorgan Chase Bank N.A.	07/06/20	(2,088)
USD	294,970	EUR	265,000	UBS AG	07/06/20	(2,782)
USD	929,433	EUR	835,000	UBS AG	07/06/20	(8,766)
USD	9,033,864	EUR	8,116,000	UBS AG	07/06/20	(85,201)
USD	5,535,095	GBP	4,498,000	BNP Paribas S.A.	07/06/20	(38,508)
USD	1,083,919	GBP	880,000	Standard Chartered Bank	07/06/20	(6,515)
USD	1,059,198	GBP	860,000	UBS AG	07/06/20	(6,453)
USD	53,340	NZD	86,000	Westpac Banking Corp.	07/06/20	(2,157)
USD	8,147,246	EUR	7,251,000	BNP Paribas S.A.	08/05/20	(5,263)
USD	297,257	EUR	265,000	Goldman Sachs International	08/05/20	(690)
USD	934,823	EUR	832,000	HSBC Bank USA N.A.	08/05/20	(618)
USD	5,536,309	GBP	4,498,000	JPMorgan Chase Bank N.A.	08/05/20	(38,391)
USD	1,082,539	GBP	880,000	Standard Chartered Bank	08/05/20	(8,109)
USD	805,841	GBP	655,000	State Street Bank and Trust Co.	08/05/20	(5,949)
USD	55,305	NZD	86,000	Bank of America N.A.	08/05/20	(195)
NOK	41,000,000	SEK	39,956,509	Morgan Stanley & Co. International PLC	09/16/20	(31,147)

						$(243,773)

						$(174,518)

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	USD	1,330	$7,512	$72,564	$(65,052)
CDX.NA.IG.34.V1	1.00	Quarterly	06/20/25	USD	11,250	(134,303)	(130,982)	(3,321)

						$(126,791)	$(58,418)	$(68,373)

Centrally Cleared Interest Rate Swaps

	Paid by the Fund		Received by the Fun		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Effective Date
3-Month LIBOR, 0.30%	Quarterly	1.57%	Semi-Annual	02/11/20	02/11/30	USD	5	$480	$202	$278

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	12/20/24	EUR	40	$(2,840)	$(4,910)	$2,070
Altice Finco SA	5.00	Quarterly	Credit Suisse International	12/20/24	EUR	30	(2,130)	(3,043)	913
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	20	273	488	(215)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	20	262	516	(254)

							$(4,435)	$(6,949)	$2,514

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	B	EUR	11	$(1,634)	$(995)	$(639)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	40	(7,239)	(4,600)	(2,639)
Broadcom, Inc.	1.00	Quarterly	Citibank N.A.	06/20/24	B	USD	1,185	9,483	(72,650)	82,133
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B+	EUR	10	(1,941)	(120)	(1,821)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B+	EUR	30	(5,824)	—	(5,824)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B+	EUR	10	(1,941)	558	(2,499)
Intrum Justitia AB	5.00	Quarterly	Credit Suisse International	12/20/24	B+	EUR	20	(1,706)	598	(2,304)
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	6	(985)	(1,129)	144
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB	EUR	14	(2,160)	(2,484)	324
Rolls-Royce PLC	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB	EUR	20	(3,145)	(2,943)	(202)
Tesco PLC	1.00	Quarterly	morgan Stanley & Co. International PLC	12/20/28	BBB-	EUR	60	(2,365)	(5,271)	2,906
CMBX.NA.8	3.00	monthly	Barclays Bank PLC	10/17/57	NR	USD	5,000	(1,136,028)	(499,645)	(636,383)
CMBX.NA.8	3.00	monthly	Credit Suisse International	10/17/57	NR	USD	2,500	(568,014)	(247,129)	(320,885)
CMBX.NA.8	3.00	monthly	morgan Stanley & Co. International PLC	10/17/57	NR	USD	4,450	(1,011,065)	(583,841)	(427,224)
CDX.NA.HY.34.V6	3.00	monthly	morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,545	(1,075,265)	(1,495,697)	420,432
CMBX.NA.9	3.00	monthly	morgan Stanley & Co. International PLC	09/17/58	NR	USD	7,550	(1,463,992)	(916,761)	(547,231)
CMBX.NA.9	3.00	monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(969,531)	(535,164)	(434,367)
CMBX.NA.9	3.00	monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(969,531)	(535,164)	(434,367)
CMBX.NA.9	3.00	monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(969,531)	(529,318)	(440,213)

								$(8,182,414)	$(5,431,755)	$(2,750,659)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$72,766	$(130,982)	$278	$(68,373)
OTC Swaps	2,160	(5,440,864)	508,922	(3,257,067)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$12,518	$—	$12,518
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	69,255	—	—	69,255
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—		—	—	278	—	278
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	511,082	—	—	—	—	511,082

	$—	$511,082	$—	69,255	$12,796	$—	$593,133

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$358,756	$—	$358,756
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	243,773	—	—	243,773
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	68,373	—	—	—	—	68,373
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	8,697,931	—	—	—	—	8,697,931

	$—	$8,766,304	$—	$243,773	$358,756	$—	$9,368,833

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss). For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(718)	$—	$1,476,076	$—	$1,475,358
Forward foreign currency exchange contracts	—	—	—	634,606	—	—	634,606
Options purchased(a)	—	—	—	—	4,265	—	4,265
Options written	—	—	—	—	(2,737)	—	(2,737)
Swaps	—	497,855	—	—	(416,752)	—	81,103

	$—	$497,855	$(718)	$634,606	$1,060,852	$—	$2,192,595

(a)	Options purchased are included in net realized gain (loss) from investments.

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$35	$—	$(506,107)	$—	$(506,072)
Forward foreign currency exchange contracts	—	—	—	274,957	—	—	274,957
Options purchased(a)	—	—	—	—	135,662	—	135,662
Options written	—	—	—	—	(57,323)	—	(57,323)
Swaps	—	(5,672,071)	—	—	278	—	(5,671,793)

	$—	$(5,672,071)	$35	$274,957	$(427,490)	$—	$(5,824,569)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$149,400,395
Average notional value of contracts — short	$111,809,258
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$57,532,819
Average amounts sold — in USD	$37,503,564
Options:
Average notional amount of swaption contracts purchased	$—	(a)
Average notional amount of swaption contracts written	$—	(a)
Credit default swaps:
Average notional value — buy protection	$6,390,394
Average notional value — sell protection	$38,812,484
Interest rate swaps:
Average notional amount-pays fixed rate	$—	(a)
Average notional value — receives fixed rate	$5,000

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$156,375	$1,016
Forward foreign currency exchange contracts	69,255	243,773
Swaps — Centrally cleared	4,318	—
Swaps — OTC(a)	511,082	8,697,931

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$741,030	$8,942,720
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(160,693)	(1,016)

Total derivative assets and liabilities subject to an MNA	$580,337	$8,941,704

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$7,925	$(195)	$—	$—	$7,730
BNP Paribas S.A.	5,209	(5,209)	—	—	—
Citibank N.A.	82,601	(77,897)	—	—	4,704
Credit Suisse International	5,143	(5,143)	—	—	—
Deutsche Bank AG	2,529	—	—	—	2,529
Goldman Sachs International	687	(687)	—	—	—
HSBC Bank USA N.A.	611	(611)	—	—	—
JPMorgan Chase Bank N.A.	38,274	(38,274)	—	—	—
morgan Stanley & Co. International PLC	423,338	(423,338)	—	—	—
Standard Chartered Bank	8,087	(8,087)	—	—	—
State Street Bank and Trust Co.	5,933	(5,933)	—	—	—

	$580,337	$(565,374)	$—	$—	$14,963

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America N.A.	$195	$(195)	$—	$—	$—
Barclays Bank PLC	1,143,267	—	—	(1,080,000)	63,267
BNP Paribas S.A.	44,712	(5,209)	—	—	39,503
Citibank N.A.	77,897	(77,897)	—	—	—
Credit Suisse International	3,497,597	(5,143)	—	(3,460,000)	32,454
Goldman Sachs International	690	(687)	—	—	3
HSBC Bank USA N.A.	618	(611)	—	—	7
JPMorgan Chase Bank N.A.	43,624	(38,274)	—	—	5,350
morgan Stanley & Co. International PLC	4,007,172	(423,338)	—	(3,520,000)	63,834
Standard Chartered Bank	14,624	(8,087)	—	—	6,537
State Street Bank and Trust Co.	5,949	(5,933)	—	—	16
UBS AG	103,202	—	—	—	103,202
Westpac Banking Corp.	2,157	—	—	—	2,157

	$8,941,704	$(565,374)	$—	$(8,060,000)	$316,330

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$44,014	$20,034	$39,020	$103,068
Asset-Backed Securities	—	27,431,214	1,277,667	28,708,881
Corporate Bonds	—	439,940,235	1,548,685	441,488,920
Floating Rate Loan Interests	—	240,608,889	9,975,460	250,584,349
Foreign Agency Obligations	—	22,443,649	—	22,443,649
Investment Companies	6,908,781	—	—	6,908,781
Non-Agency Mortgage-Backed Securities	—	10,095,759	—	10,095,759
Other Interests	—	—	10	10
Preferred Securities	12,075,475	38,688,533	—	50,764,008
U.S. Government Sponsored Agency Securities	—	61,115,190	—	61,115,190
U.S. Treasury Obligations	—	17,322,990	—	17,322,990
Warrants	—	44,992	—	44,992
Short-Term Securities:
U.S. Treasury Obligations	—	1,610,214	—	1,610,214
Unfunded floating rate loan interests(a)	—	800	—	800
Liabilities:
Investments:
TBA Sale Commitments	—	(27,003,437)	—	(27,003,437)
Unfunded floating rate loan interests(a)	—	(16,036)	—	(16,036)

	$19,028,270	$832,303,026	$12,840,842	$864,172,138

Investments Valued at NAV(b)				13,123

				$864,185,261

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$426,789	$82,133	$508,922
Forward foreign currency contracts	—	69,255	—	69,255
Interest rate contracts	12,518	278	—	12,796
Liabilities:
Credit contracts	—	(3,325,440)	—	(3,325,440)
Forward foreign currency contracts	—	(243,773)	—	(243,773)
Interest rate contracts	(358,756)	—	—	(358,756)

	$(346,238)	$(3,072,891)	$82,133	$(3,336,996)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $279,746,784 are categorized within as Level 2 the disclosure hierarchy.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Grand Total
Assets:
Opening balance, as of December 31, 2019	$1,015,603	$522,907	$1,561,152	$8,974,479	$10	$12,074,151
Transfers into Level 3(a)	—	—	—	4,223,836	—	4,223,836
Transfers out of Level 3(b)	—	—	—	(5,495,853)	—	(5,495,853)
Accrued discounts/premiums	(51,552)	—	—	7,787	—	(43,765)
Net realized gain (loss)	—	(7,400)	251	(138,220)	—	(145,369)
Net change in unrealized appreciation (depreciation)(c)(d)	(43,614)	(372,126)	4,324	(525,664)	—	(937,080)
Purchases	544,000	3,639	—	5,662,800	—	6,210,439
Sales	(186,770)	(108,000)	(17,042)	(2,733,705)	—	(3,045,517)

Closing balance, as of June 30, 2020	$1,277,667	$39,020	$1,548,685	$9,975,460	$10	$12,840,842

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(b)	$(43,614)	$(349,323)	$4,324	$(523,689)	$—	$(912,302)

(a)

As of December 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As December 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

	Credit Contracts	Grand Total
Assets:
Opening balance, as of December 31, 2019	$84,334	$84,334
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(2,201)	(2,201)
Purchases	—	—
Sales	—	—

Closing balance, as of June 30, 2020	$82,133	$82,133

Net change in unrealized appreciation (depreciation) on derivative financial instruments held at June 30, 2020(a)	$(2,201)	$(2,201)

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2020 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

The Fund’s investments and derivative financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	DSU	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$713,345,104	$660,284,080	$888,513,934
Investments at value — affiliated(b)	18,811,356	25,126,276	2,690,000
Cash	902,660	330,950	—
Cash Pledged:
Collateral — reverse repurchase agreements	—	—	3,793,685
Collateral — OTC derivatives	30,000	—	8,060,000
Futures contracts	—	—	1,825,470
Centrally cleared swaps	—	1,801,000	338,000
Foreign currency at value(c)	2,691,992	12,861	2,866,594
Receivables:
Investments sold	13,024,708	8,301,500	20,341,062
TBA sale commitments	—	—	26,986,828
Dividends — affiliated	139	60	263
Dividends — unaffiliated	—	—	71,034
Interest — unaffiliated	2,815,837	1,553,259	8,352,452
Variation margin on futures contracts	—	—	156,375
Variation margin on centrally cleared swaps	—	116,971	4,318
Swap premiums paid	791	—	2,160
Unrealized appreciation on:
Forward foreign currency exchange contracts	28,813	16,607	69,255
OTC swaps	6,821	—	508,922
Unfunded floating rate loan interests	1,487	2,001	800
Prepaid expenses	9,777	7,476	7,831
Other assets	3,887	—	—

Total assets	751,673,372	697,553,041	964,588,983

LIABILITIES
Bank overdraft	—	—	6,620,930
Collateral — reverse repurchase agreements	—	—	738,206
TBA sale commitments at value(d)	—	—	27,003,437
Reverse repurchase agreements at value	—	—	279,746,784
Payables:
Investments purchased	37,507,423	42,361,286	81,123,425
Bank borrowings	206,000,000	191,000,000	—
Capital shares redeemed	—	278,599	—
Income dividend distributions	86,392	95,299	126,921
Interest expense	199,000	169,288	—
Investment advisory fees	311,942	384,833	370,422
Directors’ and Officer’s fees	319,949	500	399,119
Other accrued expenses	159,645	304,850	354,459
Variation margin on futures contracts	—	—	1,016
Swap premiums received	43,077	—	5,440,864
Unrealized depreciation on:
Forward foreign currency exchange contracts	162,469	67,107	243,773
OTC swaps	11,504	—	3,257,067
Unfunded floating rate loan interests	48,335	42,005	16,036

Total liabilities	244,849,736	234,703,767	405,442,459

NET ASSETS	$506,823,636	$462,849,274	$559,146,524

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$670,147,198	$556,806,365	$635,115,466
Accumulated loss	(163,323,562)	(93,957,091)	(75,968,942)

NET ASSETS	$506,823,636	$462,849,274	$559,146,524

Net asset value	$10.83	$12.97	$15.65

(a) Investments at cost — unaffiliated	$774,273,928	$701,896,425	$907,409,151
(b) Investments at cost — affiliated	$18,723,512	$24,810,885	$2,539,388
(c) Foreign currency at cost	$2,688,354	$12,833	$2,824,884
(d) Proceeds from TBA sale commitments	$—	$—	$26,838,848
(e) Par value	$0.100	$0.100	$0.001
(f) Shares outstanding	46,783,244	35,681,231	35,739,063
(g) Shares authorized	400 million	200 million	unlimited

See notes to financial statements.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	DSU	FRA	BLW

INVESTMENT INCOME
Dividends — affiliated	$102,596	$147,317	$24,501
Dividends — unaffiliated	219,821	292,491	568,129
Interest — unaffiliated	19,637,122	16,176,993	20,680,728
Other income	259,754	260,832	136,692
Foreign taxes withheld	(259)	—	(3,682)

Total investment income	20,219,034	16,877,633	21,406,368

EXPENSES
Investment advisory	2,077,214	2,486,997	2,179,184
Professional	114,865	94,013	87,076
Transfer agent	98,453	24,642	37,202
Accounting services	59,755	53,632	59,143
Custodian	12,017	14,883	43,159
Registration	9,422	6,699	6,598
Printing	7,733	6,035	8,438
Directors and Officer	—	15,456	—
Miscellaneous	15,157	13,710	26,045

Total expenses excluding interest expense and fees	2,394,616	2,716,067	2,446,845
Interest expense and fees	1,891,975	1,574,517	1,752,210

Total expenses	4,286,591	4,290,584	4,199,055
Less fees waived and/or reimbursed by the Manager	(16,555)	(30,166)	(3,400)

Total expenses after fees waived and/or reimbursed	4,270,036	4,260,418	4,195,655

Net investment income	15,948,998	12,617,215	17,210,713

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(4,436)	—	1,475,358
Forward foreign currency exchange contracts	68,925	147,719	634,606
Foreign currency transactions	12,750	(3,251)	(157,798)
Investments — affiliated	(5,935)	(161,570)	—
Investments — unaffiliated	(24,434,657)	(18,769,010)	(13,518,713)
Options written	—	—	(2,737)
Swaps	(598,438)	(124,196)	81,103

	(24,961,791)	(18,910,308)	(11,488,181)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	228	—	(506,072)
Forward foreign currency exchange contracts	66,031	96,287	274,957
Foreign currency translations	608	(12,449)	8,715
Investments — affiliated	87,844	315,391	150,612
Investments — unaffiliated	(45,647,369)	(36,914,911)	(32,942,149)
Options written	—	—	(57,323)
Swaps	223,805	(72,204)	(5,671,793)
Unfunded floating rate loan interests	(214,138)	(189,332)	(70,521)

	(45,482,991)	(36,777,218)	(38,813,574)

Net realized and unrealized loss	(70,444,782)	(55,687,526)	(50,301,755)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,495,784)	$(43,070,311)	$(33,091,042)

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Changes in Net Assets

	DSU				FRA
	Six Months Ended 06/30/20 (unaudited)		Period from 03/01/19 to 12/31/19	Year Ended 02/28/19	Six Months Ended 06/30/20 (unaudited)		Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,948,998		$32,028,542	$42,457,853	$12,617,215		$9,182,798	$30,775,188
Net realized loss	(24,961,791)		(10,374,472)	(7,363,476)	(18,910,308)		(1,960,481)	(9,782,691)
Net change in unrealized appreciation (depreciation)	(45,482,991)		19,737,256	(16,979,647)	(36,777,218)		8,098,171	(6,388,475)

Net increase (decrease) in net assets resulting from operations	(54,495,784)		41,391,326	18,114,730	(43,070,311)		15,320,488	14,604,022

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(17,204,477	)(b)	(37,103,506)	(44,243,908)	(14,139,194	)(b)	(13,875,793)	(32,025,983)
From return of capital	—		(1,264,429)	—	—		—	—

Decrease in net assets resulting from distributions to shareholders	(17,204,477)		(38,367,935)	(44,243,908)	(14,139,194)		(13,875,793)	(32,025,983)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(26,716,257)		(39,003,259)	(74,855,117)	(2,485,930)		(5,346,886)	(11,500,788)

NET ASSETS
Total increase (decrease) in net assets	(98,416,518)		(35,979,868)	(100,984,295)	(59,695,435)		(3,902,191)	(28,922,749)
Beginning of period	605,240,154		641,220,022	742,204,317	522,544,709		526,446,900	555,369,649

End of period	$506,823,636		$605,240,154	$641,220,022	$462,849,274		$522,544,709	$526,446,900

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BLW
	Six Months Ended 06/30/20 (unaudited)		Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,210,713		$10,824,978	$34,113,194
Net realized loss	(11,488,181)		(1,710,596)	(4,073,290)
Net change in unrealized appreciation (depreciation)	(38,813,574)		8,611,334	14,386,640

Net increase (decrease) in net assets resulting from operations	(33,091,042)		17,725,716	44,426,544

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common shareholders	(17,566,737	)(b)	(16,909,431)	(34,575,364)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(1,263,289)		—	(11,648,172)

NET ASSETS
Total increase (decrease) in net assets	(51,921,068)		816,285	(1,796,992)
Beginning of period	611,067,592		610,251,307	612,048,299

End of period	$559,146,524		$611,067,592	$610,251,307

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	87

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

	DSU	FRA	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(54,495,784)	$(43,070,311)	$(33,091,042)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	384,256,260	268,125,318	238,293,763
Purchases of long-term investments	(291,743,790)	(235,867,762)	(300,929,687)
Net proceeds from sales (purchases) of short-term securities	(2,155,360)	(2,007,779)	326,782
Amortization of premium and accretion of discount on investments and other fees	(476,660)	(346,068)	86,280
Paid-in-kind income	(618,474)	(606,209)	(223,178)
Premiums paid on closing options written	—	—	(91,590)
Net realized loss on investments	24,443,540	18,935,602	13,521,450
Net unrealized depreciation on investments	45,483,827	36,692,565	38,933,819

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	1,899	1,394	4,991
Dividends	—	—	4
Interest — unaffiliated	813,596	103,070	(751,615)
Variation margin on futures contracts	—	—	7,171
Variation margin on centrally cleared swaps	—	(116,971)	3,541
Swap premiums paid	5,626	—	3,323
Prepaid expenses	(5,016)	(3,526)	(3,206)
Other assets	4,740	—	—

Increase (Decrease) in Liabilities:
Cash received for reverse repurchase agreements	—	—	678,918
Payables:
Investment advisory fees	(466,353)	(519,078)	(376,017)
Interest expense and fees	(340,565)	(274,240)	568,956
Directors’ and Officer’s fees	(42,749)	(67)	(55,285)
Variation margin on futures contracts	—	—	(39,519)
Other accrued expenses	(217,817)	(60,382)	(63,030)
Swap premiums received	(10,520)	—	1,457,581
Other liabilities	(575,071)	(568,672)	(205,327)

Net cash provided by (used for) operating activities	103,861,329	40,416,884	(41,942,917)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(20,631,550)	(16,873,213)	(20,955,000)
Payments for bank borrowings	(236,000,000)	(174,000,000)	—
Payments on redemption of Common Shares	(26,716,257)	(2,207,331)	(1,263,289)
Proceeds from bank borrowings	180,000,000	151,000,000	—
Increase in bank overdraft	—	—	6,620,930
Net borrowing of reverse repurchase agreements	—	—	65,778,381

Net cash (provided by) used for financing activities	(103,347,807)	(42,080,544)	50,181,022

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$1,847	$(12,455)	$9,542

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	515,369	(1,676,115)	8,247,647
Restricted and unrestricted cash and foreign currency at beginning of period	3,109,283	3,820,926	8,636,102

Restricted and unrestricted cash and foreign currency at end of period	$3,624,652	$2,144,811	$16,883,749

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,232,540	$1,848,757	$1,183,254

See notes to financial statements.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	DSU	FRA	BLW

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$902,660	$330,950	$—
Cash pledged:
Collateral — reverse repurchase agreements	—	—	3,793,685
Collateral — OTC derivatives	30,000	—	8,060,000
Futures contracts	—	—	1,825,470
Centrally cleared swaps	—	1,801,000	338,000
Foreign currency at value	2,691,992	12,861	2,866,594

	$3,624,652	$2,144,811	$16,883,749

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGNCURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,941,945	$2,708,544	$1,806,397
Cash pledged:
Collateral — reverse repurchase agreements	—	—	2,088,865
Collateral — OTC derivatives	—	—	1,510,000
Futures contracts	4,000	—	822,592
Centrally cleared swaps	—	—	662,000
Foreign currency at value	163,338	1,112,382	1,746,248

	$3,109,283	$3,820,926	$8,636,102

See notes to financial statements.

FINANCIAL STATEMENTS	89

Financial Highlights

(For a share outstanding throughout each period)

	DSU
	Six Months Ended 06/30/20 (unaudited)		Period from 03/01/19 to 12/31/19		Year Ended February 28,				Year Ended February 29, 2016 (a)(b)	Year Ended February 28, 2015 (a)(b)
					2019	2018 (a)		2017 (a)

Net asset value, beginning of period	$12.25		$12.16		$12.62	$12.70		$11.38	$12.87	$13.32

Net investment income(c)	0.33		0.64		0.79	0.78		0.73	0.77	0.87
Net realized and unrealized gain (loss)	(1.39)		0.21		(0.43)	(0.04)		1.34	(1.46)	(0.43)

Net increase (decrease) from investment operations	(1.06)		0.85		0.36	0.74		2.07	(0.69)	0.44

Distributions(d)
From net investment income	(0.36	)(e)	(0.73)		(0.82)	(0.82)		(0.75)	(0.80)	(0.89)
From return of capital	—		(0.03)		—	—		—	—	—

Total distributions	(0.36)		(0.76)		(0.82)	(0.82)		(0.75)	(0.80)	(0.89)

Net asset value, end of period	$10.83		$12.25		$12.16	$12.62		$12.70	$11.38	$12.87

Market price, end of period	$9.33		$11.20		$10.78	$11.47		$11.68	$9.96	$11.43

Total Return(f)
Based on net asset value	(8.23	)%(g)	8.03	%(g)	3.86%	6.60	%(h)	19.57%	(4.73)%	4.15%

Based on market price	(13.53	)%(g)	11.42	%(g)	1.30%	5.35%		25.53%	(6.03)%	0.66%

Ratios to Average Net Assets(i)
Total expenses	1.60	%(j)	2.21	%(j)(k)	2.23%	1.86%		1.36%	1.18%	1.24%

Total expenses after fees waived and/or reimbursed	1.60	%(j)	2.21	%(j)(k)	2.23%	1.85%		1.35%	1.18%	1.24%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.89	%(j)	0.92	%(j)	0.96%	0.94%		0.87%	0.84%	0.89%

Net investment income	5.97	%(j)	6.25	%(j)	6.40%	6.12%		6.04%	6.29%	6.68%

Supplemental Data
Net assets, end of period (000)	$506,824		$605,240		$641,220	$742,204		$780,810	$709,236	$801,887

Borrowings outstanding, end of period (000)	$206,000		$262,000		$278,000	$338,000		$318,000	$190,000	$295,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,461		$3,310		$3,308	$3,196		$3,455	$4,733	$3,719

Portfolio turnover rate	40%		53%		62%	59%		55%	41%	54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 03/01/19 to 12/31/19	Year Ended February 28,			Year Ended February 29, 2016 (a)(b)	Year Ended February 28, 2015 (a)(b)
			2019	2018 (a)	2017 (a)
Investments in underlying funds	0.03%	0.03%	—%	—%	0.02%	0.01%	—%

(j)	Annualized.
(k)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FRA
	Six Months Ended 06/30/20 (Unaudited)		Period from 09/01/19 to 12/31/19		Year Ended August 31,
					2019	2018 (a)	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$14.55		$14.49		$14.92	$14.93	$14.78	$14.91	$15.38

Net investment income(b)	0.35		0.25		0.84	0.79	0.76	0.76	0.81
Net realized and unrealized gain (loss)	(1.54)		0.19		(0.40)	(0.06)	0.20	(0.14)	(0.47)

Net increase (decrease) from investment operations	(1.19)		0.44		0.44	0.73	0.96	0.62	0.34

Distributions from net investment income(c)	(0.39	)(d)	(0.38)		(0.87)	(0.74)	(0.81)	(0.75)	(0.81)

Net asset value, end of period	$12.97		$14.55		$14.49	$14.92	$14.93	$14.78	$14.91	(e)

Market price, end of period	$11.18		$13.44		$12.46	$13.80	$14.10	$13.70	$12.94

Total Return(f)
Based on net asset value	(7.67	)%(g)	3.41	%(g)	3.94%	5.28%	6.93%	5.00%	2.88	%(e)

Based on market price	(13.84	)%(g)	11.08	%(g)	(3.37)%	3.11%	8.95%	12.14%	(3.71)%

Ratios to Average Net Assets(h)
Total expenses	1.81	%(i)	2.20	%(i)(j)	2.45%	2.23%	1.88%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed	1.80	%(i)	2.20	%(i)(j)	2.45%	2.22%	1.88%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed	1.13	%(i)	1.19	%(i)	1.16%	1.20%	1.21%	1.14%	1.19%

Net investment income	5.35	%(i)	5.26	%(i)	5.74%	5.27%	5.08%	5.27%	5.39%

Supplemental Data
Net assets, end of period (000)	$462,849		$522,545		$526,447	$555,370	$555,972	$550,271	$555,104

Borrowings outstanding, end of period (000)	$191,000		$214,000		$204,000	$233,000	$237,000	$225,000	$196,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,424		$3,442		$3,582	$3,385	$3,346	3,446	$3,832

Portfolio turnover rate	38%		16%		53%	57%	64%	48%	43%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018 (a)	2017 (a)	2016 (a)	2015 (a)
Investments in underlying funds	0.04%	0.04%	0.03%	0.01%	—%	—%	—%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLW
	Six Months Ended 06/30/20 (Unaudited)		Period from 09/01/19 to 12/31/19		Year Ended August 31,
					2019	2018	2017	2016	2015 (a)

Net asset value, beginning of period	$17.05		$17.03		$16.71	$17.02	$16.84	$17.04	$18.09

Net investment income(b)	0.48		0.31		0.94	0.95	1.01	1.32	1.16
Net realized and unrealized gain (loss)	(1.39)		0.18		0.33	(0.31)	0.44	(0.22)	(0.92)

Net increase (decrease) from investment operations	(0.91)		0.49		1.27	0.64	1.45	1.10	0.24

Distributions from net investment income(c)	(0.49	)(d)	(0.47)		(0.95)	(0.95)	(1.27)	(1.30)	(1.29)

Net asset value, end of period	$15.65		$17.05		$17.03	$16.71	$17.02	$16.84	$17.04	(e)

Market price, end of period	$13.93		$16.39		$15.44	$15.06	$15.99	$15.74	$14.60

Total Return(f)
Based on net asset value	(4.90	)%(g)	3.11	%(g)	8.77%	4.42%	9.62%	7.78%	2.23	%(e)

Based on market price	(11.94	)%(g)	9.32	%(g)	9.41%	0.18%	10.18%	17.59%	(5.74)%

Ratios to Average Net Assets(h)
Total expenses	1.50	%(i)	1.64	%(i)(j)	1.81%	1.73%	1.45%	1.21%	1.15%

Total expenses after fees waived and/or reimbursed	1.50	%(i)	1.64	%(i)(j)	1.81%	1.73%	1.45%	1.21%	1.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.87	%(i)	0.89	%(i)	0.84%	0.89%	0.89%	0.89%	0.92%

Net investment income	6.14	%(i)	5.32	%(i)	5.69%	5.60%	6.00%	8.04%	6.65%

Supplemental Data
Net assets, end of period (000)	$559,147		$611,068		$610,251	$612,048	$629,728	$623,219	$630,388

Borrowings outstanding, end of period (000)	$279,747		$213,399		$202,539	$234,622	$252,280	$263,445	$264,036

Portfolio turnover rate(k)	35%		14%		50%	50%	55%	54%	47%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016	2015 (a)
Investments in underlying funds	0.01%	0.02%	0.02%	—%	—%	—%	—%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (Unaudited)	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016	2015 (a)
Portfolio turnover rate (excluding MDRs)	29%	—%	—%	—%	—%	—%	—%

See notes to financial statements.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation/ (Depreciation)
DSU	EyeCare Partners LLC	$375,820	$375,820	$337,392	$(38,428)
	Intelsat Jackson Holdings SA	77,512	77,493	78,530	1,037
	MED ParentCo LP	113,223	112,091	102,184	(9,907)
	Neiman Marcus Group Ltd LLC	22,508	22,508	22,958	450
FRA	EyeCare Partners LLC	324,109	324,109	290,969	(33,140)
	Intelsat Jackson Holdings SA	67,290	67,274	68,174	900
	MED ParentCo LP	104,833	103,476	94,611	(8,865)
	Neiman Marcus Group Ltd LLC	55,054	55,054	56,155	1,101
BLW	EyeCare Partners LLC	121,637	121,637	109,200	(12,437)
	Intelsat Jackson Holdings SA	24,702	24,631	25,026	395
	MED ParentCo LP	50,529	49,201	45,602	(3,599)
	Neiman Marcus Group Ltd LLC	20,250	20,250	20,655	405

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (unaudited) (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW was $233,773,903 and 1.51%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$(90,868,540)	$90,868,540	$—	$—
BNP Paribas S.A.	(118,490,275)	118,490,275	—	—
BofA Securities, Inc.	(101,116)	101,116	—	—
Credit Agricole Corporate And Inves	(4,001,857)	4,001,857	—	—
Credit Suisse Securities (USA) LLC	(449,171)	449,171	—	—
Goldman Sachs & Co.	(4,095,176)	4,095,176	—	—
HSBC Securities (USA), Inc.	(18,681,101)	18,681,101	—	—
J.P. Morgan Securities LLC	(1,628,770)	1,628,770	—	—
RBC Capital Markets LLC	(41,430,778)	41,430,778	—	—

	$(279,746,784)	$279,746,784	$—	$—

(a)

Collateral with a value of $ 310,969,565 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA
Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” means the total assets of each Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Fund, effective March 2, 2020 for FRA, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW, the Manager also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BRS for services they provide for that portion of each Fund for which BIL, and, with respect to BLW, BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	DSU	FRA	BLW
Amounts waived	$703	$452	$1,423

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

	DSU	FRA	BLW
Amounts waived	$15,852	$29,714	$1,977

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
DSU	$83,969	$7,365,717	$(183,602)
FRA	—	623,665	(93,730)
BLW	1,769,374	1,856,170	74,614

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns/payups and excluding short-term securities, were as follows:

	DSU	FRA	BLW
Purchases	$309,536,208	$263,794,256	$375,320,999
Sales	390,088,440	268,385,931	283,315,587

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were as follows:

BLW
Purchases	$53,749,990
Sales	53,858,441

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open, for FRA and BLW, each of the four years ended August 31, 2019 and period ended December 31, 2019 and for DSU, each of the four years ended February 28, 2019 and period ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

DSU	FRA	BLW
$71,050,350	$29,632,724	$38,457,929

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	DSU	FRA	BLW
Tax cost	$793,298,869	$726,945,355	$910,709,674

Gross unrealized appreciation	$3,391,742	$2,161,338	$20,159,884
Gross unrealized depreciation	(64,672,490)	(43,819,041)	(43,167,209)

Net unrealized appreciation (depreciation)	$(61,280,748)	$(41,657,703)	$(23,007,325)

9.	BANK BORROWINGS

DSU and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
DSU	$340,000,000
FRA	274,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended June 30, 2020, the average amount of bank borrowings and the daily weighted average interest rates for DSU and FRA for loans under the revolving credit agreements were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
DSU	$222,719,780	1.71%
FRA	191,368,132	1.65

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (unaudited) (continued)

with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s and BLW’s shares is $0.10, $0.10 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Open Market Share Repurchase Program: Each Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Fund’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	DSU		FRA		BLW
	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended June 30, 2020	2,632,584	$26,716,257	223,820	$2,485,930	93,594	$1,263,289
Period Ended December 31, 2019	686,397	7,398,251	420,202	5,346,886	—	—
Year Ended August 31, 2019	—	—	907,235	11,500,788	803,959	11,648,172
Year Ended February 28, 2019	173,552	1,913,158	—	—	—	—

Discount Management Program: DSU’s three-year discount management program (the “Program”) ended in 2020. Under the Program, the Fund offered to repurchase its common shares based on three 3-month measurement periods when the Fund’s common shares traded at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period (the “discount trigger”). There was no guarantee that shareholders would be able to sell all of the shares that they desired to sell in any particular repurchase that was executed.

The discount trigger was met for all three measurement periods. For the first measurement period, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. For the second and third measurement periods, the Fund conducted a tender offer for 5% of its outstanding shares of common stock.

The results of each tender offer were as follows:

Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
March 16, 2018	April 17, 2018	26,225,806	45%	5,879,192	10%	$12.4068	$72,941,959
March 15, 2019	April 15, 2019	21,792,955	41%	2,636,959	5%	11.9854	31,605,008
March 17, 2020	April 16, 2020	17,034,684	34%	2,470,791	5%	10.2018	25,206,516

(a)	Date the tender offer period began.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders as follows:

	Common Dividend Per Share
	Paid (a)	Declared (b)
DSU	$0.071100	$0.071100
FRA	0.078800	0.078800
BLW	0.098100	0.098100

(a)	Net investment income dividend paid on July 31, 2020 to Common Shareholders of record on July 15, 2020.
(b)	Net investment income dividend declared on August 3, 2020, payable to shareholders of record on August 14, 2020.

NOTES TO FINANCIAL STATEMENTS	105

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (“DSU”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” together with DSU and FRA, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to DSU and FRA, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and the performance of BLW as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, DSU ranked in the second, second, and third quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for DSU, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed DSU’s underperformance relative to its Customized Peer Group during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, FRA ranked in the first, second and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for FRA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BLW outperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	107

Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that DSU’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Expense Peers.

The Board noted that FRA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BLW’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	109

Disclosure of Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Floating Rate Income Strategies Fund, Inc. (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended August 31, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BLW only.

DIRECTOR AND OFFICER INFORMATION	111

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by each Fund for any particular month may be more or less than the amount of net investment income earned by each Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of each Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	113

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

NOK	Norwegian Krono

NZD	New Zealand Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

PRIME	U.S. Prime Rate

S&P	Standard & Poor’s

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1-30, 2020	0	$ --	0	1,791,633
February 1-29, 2020	0	$ --	0	1,791,633
March 1-31, 2020	0	$ --	0	1,791,633
April 1-30, 2020	0	$ --	0	1,791,633
May 1-31, 2020	93,594	$13.4875	93,594	1,698,039
June 1-30, 2020	0	$ --	0	1,698,039
Total:	93,594	$13.4875	93,594	1,698,039

1 On September 5, 2019, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

2

3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Limited Duration Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Limited Duration Income Trust

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Limited Duration Income Trust

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Limited Duration Income Trust

Date: September 4, 2020

4